UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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State Street Institutional Investment Trust

SSgA Funds

State Street Master Funds

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State Street Institutional Investment Trust

SSgA Funds

State Street Master Funds

State Street Financial Center

One Lincoln Street Boston, Massachusetts 02111-2900

1-800-997-7327

November 4, 2013

Dear Shareholder,

You are cordially invited to attend a combined special meeting of the shareholders of State Street Institutional Investment Trust (the “Feeder Trust”), interestholders of State Street Master Funds (the “Master Trust”) and shareholders of SSgA S&P 500 Index Fund, a series of SSgA Funds (“SSgA Funds” and, together with the Feeder Trust and the Master Trust, the “Trusts”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750. Throughout this proxy statement, shareholders of the Feeder Trust and SSgA S&P 500 Index Fund and interestholders of the Master Trust are all generally referred to as “shareholders” and shares of the Feeder Trust and SSgA S&P 500 Index Fund and interests of the Master Trust are all generally referred to as “shares.”

At the special meeting, you are being asked to vote on a number of proposals related to your fund(s) that are intended to simplify and standardize the governance system, fee and expense structure, governing documents and investment policies of certain of the funds managed by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”). Those proposals are described in the accompanying proxy statement, which you should read carefully. For the reasons discussed in the enclosed materials, the Board of Trustees of your fund(s) unanimously recommends for each Fund it oversees that you vote “FOR” all applicable proposals.

Shareholders are being asked to vote for the election of trustees. Election of all of the nominees is expected to have the effect of aligning the membership of the boards of trustees of many of the mutual funds managed by SSgA FM, and is expected to promote increased transparency and effective communications among the trustees of the funds managed by SSgA FM, enhanced governance capability, efficiency and potential long-term cost savings.

You are also being asked to vote on several other proposals that would standardize fund documents, operations and policies across many mutual funds managed by SSgA FM. These include proposals to adopt or approve changes to the funds’ governing documents and policies.

The proposals you are being asked to consider are being proposed in an effort to enhance the quality and cost efficiency of services delivered for the benefit of your fund(s). The proposals are also intended to increase the funds’ flexibility to respond to changes in the regulatory and economic landscape and marketplace. Your board members unanimously recommend that you approve the adoption of all these proposals.

All shareholders are cordially invited to attend the special meeting in person. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this special meeting are described in the Proxy Statement. Formal notice of the special meeting appears after this letter, followed by the Proxy Statement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and at www.proxyvote.com, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card is requested.

If you attend the special meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ellen Needham

President, State Street Institutional

Investment Trust, State Street

Master Funds, SSgA Funds

Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and your proxy card — because you have the right to vote on important proposals concerning the Feeder Trust and the Master Trust. As further described below, if you are a shareholder of SSgA S&P 500 Index Fund, a series of SSgA Funds, you are receiving these proxy materials because you are being asked to provide voting instructions to SSgA S&P 500 Index Fund as to how to vote regarding the proposals for the State Street Equity 500 Index Portfolio, a series of the Master Trust. Each of these proposals is described below.

Each of the Feeder Trust, Master Trust and SSgA Funds has separate investment portfolios that are addressed in this proxy statement. The Feeder Funds are as follows: State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional Tax Free Money Market Fund and State Street Equity 500 Index Fund. The Master Funds are as follows: State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio, State Street Equity 500 Index Portfolio.

Throughout this proxy statement, unless the proxy statement or context indicates otherwise, the terms “Trust,” “SSgA FM Trust,” “Trusts” or “SSgA FM Trusts” include the Feeder Trust, Master Trust and SSgA Funds, the terms “Fund” or “Funds” include the Feeder Funds, Master Funds and SSgA S&P 500 Index Fund, and the term “Board” includes the Board of Trustees of each of the Feeder Trust, Master Trust and SSgA Funds.

What proposals am I being asked to vote on?

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on the following proposals for one or more Funds:

1.	To elect a Board of Trustees of the Feeder Trust and Master Trust.

2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Feeder Trust.

3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

4.	To change or eliminate certain fundamental investment restrictions.

5.	To convert certain Funds’ investment objectives from fundamental to non-fundamental.

How does the Board recommend that I vote?

Each Board unanimously recommends that shareholders vote FOR each of the proposals that apply to the Fund(s) it oversees.

What are the voting procedures?

Each of the Feeder Funds and SSgA S&P 500 Index Fund pursues its investment objective by investing substantially all of its investable assets in the corresponding Master Fund. Shareholders of the Master Trust, including the Feeder Funds and SSgA S&P 500 Index Fund, will vote on the proposals with respect to the Master Trust. As a shareholder of a Master Fund, each of the Feeder Funds and SSgA S&P 500 Index Fund is “passing-through” to its shareholders the vote on the proposals for the Master Trust. Shareholders of each Feeder Fund and of SSgA S&P 500 Index Fund are being asked to provide voting instructions to the applicable Feeder Fund and

SSgA S&P 500 Index Fund, respectively, as to how to vote regarding the proposals for the Master Trust. Each of the Feeder Funds and SSgA S&P 500 Index Fund will cast its votes for the corresponding Master Fund in the same proportion as the votes cast by its shareholders on such proposals. If you are a shareholder of a Feeder Fund, your vote for a proposal will apply (i) directly to the proposal for the applicable Feeder Fund in which you own shares, and (ii) indirectly to the proposal for the corresponding Master Fund. If you are a shareholder of SSgA S&P 500 Index Fund, your vote for a proposal will apply indirectly to the proposal for State Street Equity 500 Index Portfolio.

Each of the Feeder Funds and SSgA S&P 500 Index Fund will vote shares of the corresponding Master Fund for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each of the Feeder Fund’s and SSgA S&P 500 Index Fund’s votes are proportionate to its percentage interest in the Master Trust, the majority of the Master Trust’s shareholders could approve an action against which a majority of the outstanding voting securities of any Feeder Fund or SSgA S&P 500 Index Fund votes.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) and following the recorded instructions.

On-line: Visit www.proxyvote.com and following the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) and mail it (them) in the enclosed postage-paid return envelope.

A number of the Proposals are intended to provide greater flexibility to the Funds’ Board of Trustees and management in operating the Funds. In some cases, the changes result in the removal of voting rights that shareholders currently have. The Board of Trustees and management of the Funds believe that each of the Proposals is in the best interests of the Funds.

Proposal 1. To Elect a Board of Trustees of the Feeder Trust and Master Trust.

What are shareholders being asked to do?

Shareholders of the Feeder Trust and the Master Trust are being asked to elect a Board of Trustees of your Trust(s) which includes the existing Trustees of your Fund(s) as well as certain of the current Trustees of other funds sponsored by the Adviser. Approval is also being sought from shareholders of the funds in another trust in the SSgA FM fund complex, SSgA Funds, to elect the same nominees to the Board of Trustees for SSgA Funds. The Board of Trustees of each of the Feeder Trust, the Master Trust and SSgA Funds separately has determined that it is in the best interests of each fund in the applicable SSgA FM Trust to consolidate oversight of the funds by aligning the membership of the Boards of Trustees of the SSgA FM Trusts with one another so that the funds are overseen by the same group of trustees.

Why does my Fund’s Board recommend this proposal?

Your Fund’s Board believes that a consolidated board structure will benefit each Fund in the Feeder Trust and the Master Trust and the funds in SSgA Funds by, among other things, promoting: (i) transparency and effective communications among the trustees of the SSgA FM Trusts, consistent with preserving the quality of the decision-making by the Trustees, (ii) enhanced effectiveness of board oversight of the Funds and the funds in SSgA Funds, their management and other service providers and (iii) a more efficient use of resources by management, which may enhance management’s productivity and lead to long-term cost savings for the Funds. Additionally, your Fund’s Board believes that your Fund would benefit from the diversity of background and experience of the nominees.

Will a majority of the Trustees be independent of SSgA FM?

Yes, if all of the nominees are elected, eight (8) of the ten (10) Trustees of your Fund(s) would be independent of SSgA FM.

Proposals 2 and 3. To Approve an Amended and Restated Agreement and Declaration of Trust for the Feeder Trust and to Approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

Why are you proposing this change?

The Feeder Trust’s Agreement and Declaration of Trust and the Master Trust’s Declaration of Trust (the “Declarations of Trust”) are the documents that govern the corporate actions of each Trust’s respective Funds. Each sets forth, among other things, details regarding the organization of the Funds, shareholder rights, powers of the board and the characteristics of Fund shares. The proposed Amended and Restated Declarations of Trust include a number of provisions intended to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds. For example, the proposed Amended and Restated Declarations of Trust would eliminate the requirement that shareholders vote to authorize certain matters related to the Funds. Shareholders of other mutual funds advised by SSgA FM are also expected to consider adopting the same form of declaration of trust, modified as appropriate, so that, if approved by shareholders, all of those mutual funds would operate under the same form of declaration of trust as the Feeder Trust and Master Trust to promote efficiency and provide other potential benefits as described in this Proxy Statement.

What effect would the adoption of the Amended and Restated Declarations of Trust have on my Fund?

A description of certain material differences between the Feeder Trust’s current Agreement and Declaration of Trust and the proposed Amended and Restated Agreement and Declaration of Trust is set forth in Proposal 2 of the attached proxy statement. A description of certain material differences between the Master Trust’s current Declaration of Trust and the proposed Amended and Restated Agreement and Declaration of Trust is set forth in Proposal 3 of the attached proxy statement. Adoption of the proposed Amended and Restated Declarations of Trust would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Funds’ current investments or investment policies change by virtue of the adoption of the Amended and Restated Declarations of Trust.

The Feeder Trust’s proposed Amended and Restated Declaration of Trust and the Master Trust’s proposed Declaration of Trust would, among other things, authorize the Trustees, under certain circumstances, to approve the reorganization of a Feeder Fund or a Master Fund with another mutual fund without shareholder approval. Such mergers are permitted without a vote of shareholders under various circumstances pursuant to an existing SEC rule. The Boards of the Feeder Trust and the Master Trust have not approved or considered any such merger. However, SSgA FM has informed the Boards that it expects in the future potentially to recommend that one or more of the Feeder Funds and/or Master Funds be combined with other comparable funds managed by the Adviser. The Board would consider any such proposal on its merits. Should shareholders approve the Feeder Trust’s proposed Amended and Restated Declaration of Trust or the Master Trust’s proposed Declaration of Trust, such shareholders would not have the ability under the Feeder Trust’s or the Master Trust’s organizational document to vote on any such combination.

Proposal 4. To Change or Eliminate Certain Fundamental Investment Restrictions.

What is the purpose of these proposed changes?

Generally, the purpose of these proposed changes is to increase a Fund’s investment flexibility by removing what the Adviser believes to be outdated, and/or unnecessarily restrictive policies, and to reduce administrative and compliance burdens on the Funds and SSgA FM by simplifying these fundamental investment restrictions and bringing them more closely in line with those of other funds in the SSgA FM Trusts.

Will these changes result in changes to my Fund’s investment approach?

No. SSgA FM has informed the Trustees that it does not currently anticipate any changes in the way the Funds are managed as a result of these proposed changes. Shareholder approval now of a change to, or elimination of, a fundamental investment restriction will eliminate the need for a Fund to solicit shareholder approval in the future to adapt to changing circumstances.

How will these changes benefit me as a shareholder?

SSgA FM, and each Board (with respect to the Fund(s) it oversees), believe that maintaining the current fundamental investment restrictions could prevent the Funds from taking advantage of investment opportunities and/or responding to changing regulations in the future — at least without incurring the delays and costs that would be associated with seeking shareholder approval — and that as a result the changes have the potential to benefit both the Funds and their shareholders. If shareholders vote now to approve the proposed changes to a Fund’s fundamental investment restrictions, shareholders will not have the right to vote in the future prior to a Fund engaging in an investment practice newly permitted by the Fund’s revised fundamental investment restrictions. Alignment of the Funds’ investment restrictions with each other and with those of other mutual funds managed by SSgA FM would increase the likelihood that the Funds will qualify to participate in merger transactions without shareholder approval under an existing SEC rule (in a case where a Fund qualifies to participate in a merger transaction without shareholder approval, shareholders would not be asked to vote on the merger).

Proposal 5. To Make Certain Funds’ Fundamental Investment Objectives Non-Fundamental.

How will this change benefit me as a shareholder?

Making this change will empower the Trustees to approve changes to a Fund’s investment objective in the future without the delay and expense of a shareholder vote. If this proposal is approved, shareholders will not have the right to vote on any future change to an affected Fund’s investment objective.

If approved, will SSgA FM be proposing changes to the Funds’ investment objectives?

No, SSgA FM has no present intention of proposing that the Trustees consider changing any affected Fund’s investment objective. If the Trustees were ever to approve a change to a Fund’s investment objective, shareholders would receive advance notice and the Prospectus would be modified accordingly.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

State Street Institutional Investment Trust

SSgA Funds

State Street Master Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Scheduled for December 19, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN of a combined special meeting (the “Special Meeting”) of the shareholders of State Street Institutional Investment Trust (the “Feeder Trust”), interestholders of State Street Master Funds (the “Master Trust”) and shareholders of SSgA S&P 500 Index Fund, a series of SSgA Funds (“SSgA Funds” and, together with the Feeder Trust and the Master Trust, the “Trusts”). Throughout this proxy statement, shareholders of the Feeder Trust and SSgA S&P 500 Index Fund and interestholders of the Master Trust are all generally referred to as “shareholders” and shares of the Feeder Trust and SSgA S&P 500 Index Fund and interests of the Master Trust are all generally referred to as “shares.” Each Trust has separate investment portfolios (each a “Fund” and together the “Funds”) that are addressed in this Proxy Statement. The active Funds in the Feeder Trust are currently designated as: State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional Tax Free Money Market Fund and State Street Equity 500 Index Fund (collectively, the “Feeder Funds”).

The active Funds in the Master Trust are currently designated as: State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio, State Street Equity 500 Index Portfolio (collectively, the “Master Funds”).

The Special Meeting will be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

Each of the Feeder Funds and SSgA S&P 500 Index Fund pursues its investment objective by investing substantially all of its investable assets in the corresponding Master Fund. Shareholders of the Master Trust, including the Feeder Funds and SSgA S&P 500 Index Fund, will vote on the Proposals with respect to the Master Trust. As a shareholder of a Master Fund, each of the Feeder Funds and SSgA S&P 500 Index Fund is “passing-through” to its shareholders the vote on the Proposals for the Master Trust. Shareholders of each Feeder Fund and of SSgA S&P 500 Index Fund are being asked to provide voting instructions to the applicable Feeder Fund and SSgA S&P 500 Index Fund, respectively, as to how to vote regarding the Proposals for the Master Trust. Each of the Feeder Funds and SSgA S&P 500 Index Fund will cast its votes for the corresponding Master Fund in the same proportion as the votes cast by its shareholders on such proposals. If you are a shareholder of a Feeder Fund, your vote for a Proposal will apply (i) directly to the Proposal for the Feeder Fund in which you own shares, and (ii) indirectly to the Proposal for the corresponding Master Fund. If you are a shareholder of SSgA S&P 500 Index Fund, your vote for a Proposal in this Proxy Statement will apply indirectly to the Proposal for State Street Equity 500 Index Portfolio.

Each of the Feeder Funds and SSgA S&P 500 Index Fund will vote shares of the corresponding Master Fund for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each of the Feeder Fund’s and SSgA S&P 500 Index Fund’s votes are proportionate to its percentage interest in the Master Trust, the majority of the Master Trust’s shareholders could approve an action against which a majority of the outstanding voting securities of any Feeder Fund or SSgA S&P 500 Index Fund votes.

With respect to the applicable Funds, as described in the Proxy Statement, the Special Meeting has been called to vote on the following proposals (each a “Proposal” and together the “Proposals”):

1.	To elect the following as Trustees of the Feeder Trust and the Master Trust: William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Scott F. Powers, Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross (To be voted upon by the shareholders of each of the Feeder Trust and the Master Trust as a whole, voting separately by each such Trust. Shareholders of each Feeder Fund and SSgA S&P 500 Index Fund will provide voting instructions with respect to this proposal for the corresponding Master Fund.)

2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Feeder Trust (To be voted upon by the shareholders of the Feeder Trust as a whole.)

3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust (To be voted upon by the shareholders of the Master Trust as a whole. Shareholders of each Feeder Fund and SSgA S&P 500 Index Fund will provide voting instructions with respect to this proposal for the corresponding Master Fund.)

4.	To change or eliminate certain fundamental investment restrictions (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund. Shareholders of each Feeder Fund and SSgA S&P 500 Index Fund will provide voting instructions with respect to this proposal for the corresponding Master Fund.)

5.	To make the fundamental investment objective of certain Funds non-fundamental (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund. Shareholders of State Street Institutional Tax Free Money Market Fund and SSgA S&P 500 Index Fund will provide voting instructions with respect to this proposal for the corresponding Master Fund.)

Each Board unanimously recommends that you vote “FOR” each of the Proposals that apply to the Fund(s) it oversees.

Shareholders of record as of the close of business on October 31, 2013, are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement and which instructions are also provided on that website, or by signing, voting and returning your proxy ballot in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

David K. James

Secretary, State Street Institutional

Investment Trust, State Street

Master Funds, SSgA Funds

PROXY STATEMENT

November 4, 2013

State Street Institutional Investment Trust

SSgA Funds

State Street Master Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Special Meeting of Shareholders

of State Street Institutional Investment Trust, SSgA Funds and State Street Master Funds

Scheduled for December 19, 2013

i

STATE STREET INSTITUTIONAL INVESTMENT TRUST

SSgA FUNDS

STATE STREET MASTER FUNDS

PROXY STATEMENT

November 4, 2013

ii

INTRODUCTION

Each of State Street Institutional Investment Trust (the “Feeder Trust”), State Street Master Funds (the “Master Trust”) and SSgA Funds (“SSgA Funds” and, together with the Feeder Trust and the Master Trust, the “Trusts”) operates as a “series” investment company that issues shares representing interests in different portfolio series (each a “Fund” and together the “Funds”). The active Funds in the Feeder Trust are currently designated as: State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional Tax Free Money Market Fund and State Street Equity 500 Index Fund (collectively, the “Feeder Funds”).

The active Funds in the Master Trust are currently designated as: State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio, State Street Equity 500 Index Portfolio (collectively, the “Master Funds”).

One series of SSgA Funds is the subject of this joint proxy statement, SSgA S&P 500 Index Fund.

Throughout this proxy statement, unless the proxy statement or context indicates otherwise, the terms “Trust,” “SSgA FM Trust,” “Trusts” or “SSgA FM Trusts” include the Feeder Trust, Master Trust and SSgA Funds, the terms “Fund” or “Funds” include the Feeder Funds, Master Funds and SSgA S&P 500 Index Fund, and the term “Board” includes the Board of Trustees of each of the Feeder Trust, Master Trust and SSgA Funds.

All references below to a Board’s action, belief or recommendation relate solely to the Fund(s) or Trust(s) overseen by that Board. The Board of Trustees of SSgA Funds makes no recommendations in this proxy statement regarding how any shares should be voted except for shares of SSgA S&P 500 Index Fund.

Why is the Special Meeting being held?

A combined special meeting (the “Special Meeting”) of shareholders of the Feeder Trust, interestholders of the Master Trust and shareholders of SSgA S&P 500 Index Fund will be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750 for the following purposes (each a “Proposal” and together the “Proposals”). Throughout this proxy statement, shareholders of the Feeder Trust and SSgA S&P 500 Index Fund and interestholders of the Master Trust are all generally referred to as “shareholders” and shares of the Feeder Trust and SSgA S&P 500 Index Fund and interests of the Master Trust are all generally referred to as “shares.” This proxy statement and the accompanying notice and the proxy ballot are first being mailed to shareholders on or about November 8, 2013.

Proposal	Affected Funds
Proposal 1.To elect the following as Trustees of the Feeder Trust and the Master Trust: William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Scott F. Powers, Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross	All Funds

Proposal 2. To approve an Amended and Restated Agreement and Declaration of Trust for the Feeder Trust	All Funds in the Feeder Trust

Proposal 3. To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust	All Funds in the Master Trust SSgA S&P 500 Index Fund

Proposal	Affected Funds
Proposal 4. Modernization and standardization of certain fundamental investment restrictions

Proposal 4.A. To approve an amendment to the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry	All Funds

Proposal 4.B. To approve an amendment to the Funds’ fundamental investment restrictions with respect to borrowing money and issuing senior securities	All Funds

Proposal 4.C. To approve an amendment to the Funds’ fundamental investment restrictions with respect to making loans	All Funds

Proposal 4.D. To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts	All Funds

Proposal 4.E. To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in real estate	All Funds

Proposal 4.F. To approve an amendment to the Funds’ fundamental investment restrictions with respect to participation in the underwriting of securities	All Funds

Proposal 4.G. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

Proposal 4.H. To approve the elimination of the Funds’ fundamental investment restrictions with respect to diversification of investments	All Funds

Proposal 4.I. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in illiquid securities

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

Proposal	Affected Funds
Proposal 4.J. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing interests in oil, gas or other mineral exploration or development programs	State Street Institutional Liquid Reserves Fund

Proposal 5. To make the fundamental investment objective of certain Funds non-fundamental	State Street Equity 500 Index Fund State Street Institutional Tax Free Money Market Fund State Street Equity 500 Index Portfolio State Street Tax Free Money Market Portfolio SSgA S&P 500 Index Fund

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) which provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of each Trust is soliciting your vote for a Special Meeting of shareholders of the Feeder Trust, Master Trust and SSgA S&P 500 Index Fund.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on October 31, 2013 (“Record Date”) are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

Shareholders may vote via Internet voting, through telephone touch-tone voting, by signing and returning a proxy ballot, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined in the Proxy Statement. These options require shareholders to input a control number, which is located on your proxy ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may submit the proxy ballot by mail or attend the Special Meeting in person. Joint owners must each sign the proxy ballot.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at 1-800-997-7327. (See “General Information” for more information on the Proxy Solicitor.)

What vote is required?

Proposal 1, the election of Trustees, requires a vote by shareholders of each of the Feeder Trust and the Master Trust. Shareholders of each of the Feeder Trust and the Master Trust, including each Fund and class thereof, will vote collectively as a single class, but separately from each other relevant Trust, on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the relevant Trust’s shares voting at the Special Meeting at which a quorum is present.

Proposal 2, the amendment and restatement of the current declaration of trust of the Feeder Trust, requires a vote by shareholders of the Feeder Trust. Proposal 2 must receive the affirmative vote of a majority of the shares of the Feeder Trust entitled to vote at the Special Meeting. Shareholders will vote on Proposal 2 on a Trust-level basis.

Proposal 3, the amendment and restatement of the current declaration of trust of the Master Trust, requires a vote by shareholders of the Master Trust. Proposal 3 must receive the affirmative vote of two-thirds of the shares of the Master Trust outstanding and entitled to vote at the Special Meeting. Shareholders will vote on Proposal 3 on a Trust-level basis.

Proposal 4, the modernization and standardization of certain fundamental investment restrictions, requires a vote by shareholders of each Fund on each of Proposals 4.A through 4.J, if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 4.A through 4.J with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the Proposal present at the Special Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities entitled to vote on the Proposal are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal. To the extent multiple Proposals in Proposal 4 apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund.

Proposal 5, making the investment objective of certain Funds non-fundamental, requires a vote by each affected Fund, voting separately by Fund. Approval of this Proposal for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, as defined in the 1940 Act and described above.

How are shares voted in a “master-feeder” fund structure?

Each of the Feeder Funds and SSgA S&P 500 Index Fund pursues its investment objective by investing substantially all of its investable assets in the corresponding Master Fund. Shareholders of the Master Trust, including the Feeder Funds and SSgA S&P 500 Index Fund, will vote on the Proposals with respect to the Master Trust. As a shareholder of a Master Fund, each of the Feeder Funds and SSgA S&P 500 Index Fund is “passing-through” to its shareholders the vote on the Proposals for the Master Trust. Shareholders of each Feeder Fund and of SSgA S&P 500 Index Fund are being asked to provide voting instructions to the applicable Feeder Fund and SSgA S&P 500 Index Fund, respectively, as to how to vote regarding the Proposals for the Master Trust. Each of the Feeder Funds and SSgA S&P 500 Index Fund will cast its votes for the corresponding Master Fund in the same proportion as the votes cast by its shareholders on such proposals. In this manner, if you are a shareholder of a Feeder Fund, your vote for a Proposal will apply (i) directly to the Proposal for the Feeder Fund in which you own shares, and (ii) indirectly to the Proposal for the corresponding Master Fund. If you are a shareholder of SSgA S&P 500 Index Fund, your vote for a Proposal in this Proxy Statement will apply indirectly to the Proposal for State Street Equity 500 Index Portfolio.

Each of the Feeder Funds and SSgA S&P 500 Index Fund will vote shares of the corresponding Master Fund for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each of the Feeder Fund’s and SSgA S&P 500 Index Fund’s votes are proportionate to its percentage interest in the Master Trust, the majority of the Master Trust’s shareholders could approve an action against which a majority of the outstanding voting securities of any Feeder Fund or SSgA S&P 500 Index Fund votes.

What happens if the Proposals are not approved by shareholders of one or more of the Funds?

The approval of each Proposal by shareholders of a Trust or Fund, as applicable, is not conditioned upon the approval of the Proposal by the shareholders of any other Trust or Fund. However, if any of Proposals 4.A through 4.J, relating to the modernization and standardization of certain fundamental investment restrictions, is not approved by shareholders of one or more of the Feeder Funds or SSgA S&P 500 Index Fund, but is adopted by the corresponding Master Fund(s), the applicable Board(s) and SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) would determine what steps to take and evaluate any alternative measures, which could include adopting a non-fundamental policy for a Master Fund similar to the current fundamental policy of the Feeder Fund(s) to facilitate continued investment by one or more Feeder Fund(s) in the corresponding Master Fund.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote “FOR” each of the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-647-7327.

How can I obtain more information about the Trusts and the Funds?

Should you have any questions about the Trusts or the Funds, please do not hesitate to contact Shareholder Services toll free at 1-800-647-7327. The prospectuses, statements of additional information and other information regarding certain Feeder Funds are available on the Internet at http://www.ssga.com/cash. The prospectuses, statement of additional information and other information regarding the SSgA S&P 500 Index Fund are available on the Internet at http://www.ssgafunds.com.

Important notice regarding availability of proxy materials for the Special Meeting to be held on December 19, 2013.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectuses, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of each Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectuses, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the relevant Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting, for certain of the Feeder Funds, http://www.ssga.com/cash, and, for the SSgA S&P 500 Index Fund, http://www.ssgafunds.com. The Master Funds and certain of the Feeder Funds do not have an Internet website.

PROPOSAL 1. ELECTION OF TRUSTEES

This Proposal applies to all Funds.

Unless otherwise indicated herein, for purposes of Proposal 1 the term “Trusts” refers to only the Feeder Trust and the Master Trust (and not SSgA Funds), the term “Funds” refers to only the Feeder Funds and Master Funds (and not SSgA S&P 500 Index Fund) and the term “Board” refers only to the Boards of Trustees of the Feeder Trust and the Master Trust (and not SSgA Funds).

We are asking shareholders of the Trusts to elect ten (10) individuals (the “Nominees”) as members of the Board of Trustees of the Trusts. Shareholders of SSgA S&P 500 Index Fund are being asked to provide voting instructions to elect the Nominees as members of the Board of Trustees of the Master Trust. Five of the Nominees are current Trustees of the Trusts and five of the Nominees, who are current Trustees of SSgA Funds, would be new Trustees of the Trusts.

This Proposal is part of an effort to consolidate the membership of the applicable boards of trustees with oversight responsibility for the SSgA FM Trusts. As part of this effort, a meeting of the shareholders of SSgA Funds has been called to act upon a similar proposal to elect the same individuals as trustees of the SSgA Funds’ board. If this Proposal and the similar proposal being presented to shareholders of SSgA Funds are approved by shareholders, the majority of the non-exchange traded investment companies in the SSgA FM fund complex will be governed by boards comprised of the same individuals (the “Consolidated Board”).

The proposal to establish the Consolidated Board is the culmination of discussions among the members of the boards of the SSgA FM Trusts and with SSgA FM, during which the Trustees considered a number of best practices for governance of the funds in the SSgA FM Trusts. Ultimately, the Board determined that the funds in the SSgA FM Trusts are likely to benefit from the establishment of the Consolidated Board to oversee the operations of the funds in the SSgA FM Trusts. Among other things, the Board concluded that the establishment of the Consolidated Board can be expected to: (1) promote transparency and effective communications among the trustees of the funds in the SSgA FM Trusts, consistent with preserving the quality of the decision-making by the Trustees; (2) promote enhanced effectiveness of board oversight of the funds in the SSgA FM Trusts, their management and other service providers; (3) promote a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the cost of such services to the funds in the SSgA FM Trusts over time; and (4) improve the long-term prospects for attracting and retaining qualified individuals to serve as independent trustees of the SSgA FM Trusts. In addition, the Board determined that the Funds are likely to benefit from the particular skill sets and other attributes of those Nominees who currently serve as members of SSgA Funds, which individuals are knowledgeable of the role performed by independent trustees of a mutual fund and are familiar with the specific entities and individuals responsible for managing the day-to-day operations of the Funds.

The members of the Board and the Board of Trustees of SSgA Funds also considered the benefit to the Funds and SSgA Funds, respectively, of calling a meeting of shareholders to elect the Nominees at this time. In that regard, each such Board of Trustees noted that SSgA FM has agreed to pay all costs associated with holding these shareholder meetings, including the costs associated with taking action on this Proposal (and a similar proposal by SSgA Funds).

Prior to taking action to nominate each of the Nominees, the Nominating Committee of the Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon all of the foregoing considerations, the Nominating Committee recommended each of the Nominees to the Board as a candidate for election as a Trustee. At a meeting of the Board held on September 19, 2013, after discussion and further consideration of these matters, the Board voted unanimously to nominate each of the Nominees for election by shareholders. Each Nominee has consented to be named in the Proxy Statement and to serve as a Trustee if elected.

Who are the Nominees to the Board?

The Board of Trustees has nominated ten (10) Nominees for election as Trustees of the Trusts. Shareholders are being asked to elect the Nominees as Trustees.

The Nominees are Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross, each of whom is a current member of the Board, and William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber and Scott F. Powers, each of whom is not a current member of the Board. Each of William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Michael F. Holland, William L. Boyan, Rina K. Spence and Douglas T. Williams is not an “interested person” of the Trusts, as defined in the 1940 Act (such individuals are commonly referred to as “Independent Trustees”). Scott F. Powers and James E. Ross are “interested persons” of the Trusts, as defined in the 1940 Act, because of their affiliations with State Street Global Advisors, the investment management division of State Street Corporation.

To further align the boards that oversee the operations of the SSgA FM Trusts, on September 26, 2013 the board of SSgA Funds also nominated for election each of the Nominees as members of its board.

If elected, each Nominee will serve as a Trustee for the lifetime of each respective Trust or until his death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

What are the qualifications of the Nominees?

Set forth below are the name, year of birth, business experience during the past five years and other directorships of each of the Nominees and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Trust, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Messrs. Powers and Ross, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have representatives of senior management of the Funds serve as members of the Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 18 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the Feeder Trust and Master Trust and related Committees for 14 years (since the Trusts’ inception) and possesses significant experience regarding operations and history of those Trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees of the Feeder Trust and Master Trust and related Committees for 14 years (since the Trusts’ inception) and possesses significant experience regarding operations and history of those Trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 33 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees of the Feeder Trust and Master Trust and related Committees for 14 years (since the Trusts’ inception) and possesses significant experience regarding operations and history of those Trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees of the Feeder Trust and Master Trust and related Committees for 14 years (since the Trusts’ inception) and possesses significant experience regarding operations and history of those Trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 24 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the Feeder Trust and the Master Trust for six years and as President of the Trust for seven years and possesses significant experience regarding the Trust’s operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 44 years of experience in the financial services industry; his experience includes service as an advisor, trustee, or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 38 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 45 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 40 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSgA Funds for 22 years and possesses significant experience regarding the operations and history of the trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 30 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSgA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the trust. Mr. Powers is also the president and chief executive officer of State Street Global Advisors.

References to the experience, attributes and skills of Nominees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The business address of each Nominee is One Lincoln Street, Boston, Massachusetts 02111-2900.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
Nominees who are not “interested persons” of the Trusts:

Incumbent Trustees of State Street Institutional Investment Trust/State Street Master Funds

Michael F. Holland YOB: 1944	Independent Trustee and Chairman of the Board	Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	24	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
William L. Boyan YOB: 1937	Independent Trustee	Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	President and Chief Operations Officer, John Hancock Financial Services (1959 –1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	24	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; and Trustee, Children’s Hospital, Boston, MA.

Rina K. Spence YOB: 1948	Independent Trustee	Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	24	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
Douglas T. Williams YOB: 1940	Independent Trustee; Audit Committee Chair	Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	President, Oakmont Homeowners Association. President, Mariner Sands Chapel: Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999). Mr. Williams retired in 1999. President, Boston Stock Exchange Clearing Corporation, 1981 – 1982; President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	24	Trustee, State Street Master Funds and State Street Institutional Investment Trust; and Treasurer, Nantucket Educational Trust, (2002-2007).

New Nominees for State Street Institutional Investment Trust/State Street Master Funds; All are Incumbent Trustees of Other Funds in the SSgA FM Fund Complex

William L. Marshall YOB: 1942	New Independent Nominee of State Street Institutional Investment Trust/State Street Master Funds	Initial election for State Street Institutional Investment Trust/State Street Master Funds. Trustee of SSgA Funds since 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and Director, The Ann Silverman Community Clinic of Doylestown, PA.	24	Director, Marshall Financial Group, Inc.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
Patrick J. Riley YOB: 1948	New Independent Nominee of State Street Institutional Investment Trust/State Street Master Funds	Initial election for State Street Institutional Investment Trust/State Street Master Funds. Trustee of SSgA Funds since 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	24	Board Director and Chairman, SPDR Europe I Plc Board, (2011-Present); Board Director and Chairman, SPDR Europe II, Plc (2013 to Present).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
Richard D. Shirk YOB: 1945	New Independent Nominee of State Street Institutional Investment Trust/State Street Master Funds	Initial election for State Street Institutional Investment Trust/State Street Master Funds. Trustee of SSgA Funds since 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	24	Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
Bruce D. Taber YOB: 1943	New Independent Nominee of State Street Institutional Investment Trust/State Street Master Funds	Initial election for State Street Institutional Investment Trust/State Street Master Funds. Trustee of SSgA Funds since 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	24	None.

Nominees who are “interested persons” of the Trust:

Incumbent Trustee of State Street Institutional Investment Trust/State Street Master Funds

James E. Ross (3) YOB: 1965	Interested Trustee	Trustee of State Street Institutional Investment Funds/State Street Master Funds since 2007	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	205	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; and Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
New Nominee for State Street Institutional Investment Trust/State Street Master Funds; Nominee is an Incumbent Trustee of Other Funds in the SSgA FM Fund Complex

Scott F. Powers (3) YOB: 1959	New Interested Nominee of State Street Institutional Investment Trust/State Street Master Funds.	Initial election for State Street Institutional Investment Trust/State Street Master Funds. Trustee of SSgA Funds since 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	24	None.

(1)	Each Trustee serves for the lifetime of the Trust or until his death, resignation, retirement or removal.
(2)	The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.
(3)	Messrs. Powers and Ross are Interested Trustees because of their employment by State Street Global Advisors, an affiliate of the Trust.
(4)	The number of portfolios in the fund complex to be overseen by the nominee assumes election of each nominee to the Board of each SSgA FM Trust.

What are the Board’s responsibilities?

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trusts. The Board has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and each Trust’s declaration of trust.

Administrative services to the Funds are currently provided by SSgA FM. SSgA FM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

How is the Board structured?

The Board of Trustees has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trusts and each of the Funds, including factors such as the number of series or portfolios that comprise the Trusts, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trusts, and the management, distribution and other service arrangements of the Funds.

The Board has chosen to select different individuals as Chairman of the Board and as President of the Trusts. Currently, Mr. Holland, an Independent Trustee, serves as Chairman of the Board and Mr. Williams serves as

Chairman of the Audit Committee, while Mr. Ross, who is also an employee of the Adviser, serves as a Trustee of the Trusts and Ellen Needham, who is also an employee of the Adviser, serves as President of the Trusts. The Board believes that this leadership structure is appropriate, since Mr. Ross and Ms. Needham provide the Board with insight regarding the Trusts’ day-to-day management, while Mr. Holland provides an independent perspective on the Trusts’ overall operation and Mr. Williams provides a specialized perspective on audit matters.

During the fiscal year ended December 31, 2012, the Board held five meetings and each incumbent Trustee Nominee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The Trusts have a Nominating Committee, which operates pursuant to a joint charter that has been approved by the Board. A copy of the Nominating Committee Charter is attached hereto as Appendix A. The Nominating Committee is comprised entirely of Independent Trustees. The Nominating Committee is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. During the fiscal year ended December 31, 2012, the Nominating Committee did not meet.

How does the Board Oversee Risk Management on behalf of the Funds?

The Board has delegated management of the Trusts to service providers who are responsible for the day-to-day management of risks applicable to the Trusts. The Board oversees risk management for the Trusts in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trusts, detailing the results of the Trusts’ compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trusts with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trusts and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trusts, which are effected on a day-to-day basis by service providers to the Trusts.

What are the Board’s committees?

The purpose and function of the committees other than the Nominating Committee is described below. The Nominating Committee is described above. Each committee is currently comprised of all of the Independent Trustees.

Audit Committee. Each Trust has an audit committee (the “Audit Committee”). The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit

Committee oversees and monitors the Trusts’ internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trusts. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix B. During the fiscal year ended December 31, 2012, the Audit Committee held two meetings.

If the Nominees are elected, the consolidated board likely will adopt a new committee structure to standardize the committees across the SSgA FM Trusts. The new committee structure would allow the Board to better allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the Funds by the Board. The elected Trustees would determine any new committee structure, which could include the following committees: an audit committee, a valuation committee, a governance committee and a qualified legal and compliance committee.

Ownership of Fund Shares.

The table below sets forth the dollar value of all shares of each Fund and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of August 31, 2013.

Trustee/Nominee	Name of Fund	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Nominees who are not “interested persons” of the Trusts:

William L. Marshall	None	None	Over $100,000

Patrick J. Riley	SSgA S&P 500 Index Fund	Over $100,000	Over $100,000

Richard D. Shirk	None	None	Over $100,000

Bruce D. Taber	SSgA S&P 500 Index Fund	$50,001-$100,000	Over $100,000

Michael F. Holland	None	None	None

William L. Boyan	None	None	None

Rina K. Spence	None	None	None

Douglas T. Williams	None	None	None

Nominees who are “interested persons” of the Trusts:

Scott F. Powers	None	None	None

James E. Ross	None	None	None

Independent Public Accountants.

The accounting firm of Ernst & Young LLP (“E&Y”) currently serves as the registered independent public accountant (the “Independent Auditor”) for the Funds. The Board has selected E&Y as the Independent Auditor to examine and report on the financial statements of the Funds for the fiscal year ending December 31, 2013.

Representatives of E&Y are not expected to be represented at the Special Meeting, but a representative of E&Y is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate audit fees billed for professional services rendered by E&Y for the audit of the Feeder Trust’s annual financial statements or services normally provided by E&Y in connection with the Feeder Trust’s statutory and regulatory filings and engagements were $82,600 and $92,400, respectively.

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate audit fees billed for professional services rendered by E&Y for the audit of the Master Trust’s annual financial statements or services normally provided by E&Y in connection with the Master Trust’s statutory and regulatory filings and engagements were $177,600 and $201,260, respectively.

Audit-Related Fees. For the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Feeder Trust’s or the Master Trust’s financial statements that were not reported under “Audit Fees” above.

Tax Fees. The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for the Feeder Trust in the form of preparation of excise filings and income tax returns for the last two fiscal years ended December 31, 2012 and December 31, 2011 were $33,891 and $39,137, respectively.

The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for the Master Trust in the form of preparation of excise filings and income tax returns for the last two fiscal years ended December 31, 2012 and December 31, 2011 were $39,578 and $43,950, respectively.

All Other Fees. For the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trusts, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trusts that (i) relate directly to the operations and financial reporting of the Trusts and (ii) were pre-approved by the Trusts’ Audit Committee were approximately $7,369,600 and $6,643,325, respectively.

Subject to certain de minimis exceptions to the pre-approval requirements, before independent accountants are engaged by the Trusts to render audit or non-audit services, either:

(1) The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the applicable Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

(2) The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures.

None of the services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate non-audit fees billed by E&Y for services rendered to the Trusts and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trusts were approximately $22,900,000 and $20,700,000, respectively.

E&Y notified the Trusts’ Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trusts, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trusts’ Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Remuneration of Trustees.

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect since January 1, 2013 is, on a combined basis for the Trusts, an annual base retainer fee of $100,000. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chairman receives an additional $10,000 annual retainer. The Independent Trustees are paid a fee for each meeting attended of $5,000 (in-person meeting) and $1,250 (telephonic meeting).

The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Trusts’ expenses.

The table below shows the compensation that the Trustees received from the Funds during the fiscal year ended December 31, 2012. The election of the ten (10) Nominees as Trustees of all of the SSgA FM Trusts may result in an increase Trustee-related compensation and expenses borne by some Funds, although that increase, if any, is not expected to be substantial.

	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustees
Independent Trustee
William L. Boyan	$125,000	$0	$0	$125,000
Michael F. Holland	$155,000	$0	$0	$155,000
Rina K. Spence	$125,000	$0	$0	$125,000
Douglas T. Williams	$135,000	$0	$0	$135,000

Interested Trustee
James E. Ross	$0	$0	$0	$0

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Funds. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 –2012); Senior Managing Director, State Street Global Advisors (1992 –present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 –present); Principal, State Street Global Advisors (2005 –2008 –present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1964	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08-11/10	Vice President, State Street Bank and Trust Company (2002 –present).*

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 –present).*

Caroline Connolly State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 –present).

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jacqueline Angell State Street Bank and Trust Company 20 Churchill Place London E14 5HJ YOB: 1974	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Head of UK Compliance, State Street Bank and Trust Company (July 2012 –present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008 –June 2012); Director of Investment Adviser Oversight, Fidelity Investments (2006 –2008).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Since 2013	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

What is the required vote?

The Proposal requires a vote by each Trust. Shareholders of each of the Feeder Trust and the Master Trust, including each Fund and class thereof, will vote collectively as a single class, but separately from each other relevant Trust, on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the relevant Trust’s shares voting at the Special Meeting at which a quorum is present.

If you are a shareholder of a Feeder Fund, your vote for Proposal 1 will apply (i) directly to the Proposal for the Feeder Trust, and (ii) indirectly to the Proposal for the Master Trust. If you are a shareholder of SSgA S&P 500 Index Fund, your vote will apply indirectly to the Proposal for the Master Trust.

Shareholders who vote “FOR” the Proposal will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

What happens if shareholders do not approve the Nominees?

If shareholders of a Trust do not approve the Nominees, the Funds will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

The Board has determined that election of the ten (10) Nominees as Trustees is in the interests of each Trust and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the ten (10) Nominees. The Board is unanimously recommending that the shareholders vote “FOR” the election of each of the Nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1

PROPOSAL 2. TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE FEEDER TRUST

Affected Funds:

All Funds in the Feeder Trust

Each of the Feeder Funds is a series of shares of the Feeder Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is typically its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s shareholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Feeder Trust and each of the Feeder Funds operates under an Agreement and Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts (the “Feeder Trust’s Current Declaration”).

The Trustees propose to amend and restate the Feeder Trust’s Current Declaration, as well as the declarations of trust for the other SSgA FM Trusts. The SSgA FM Trusts were formed at different times, and their current declarations of trust differ from each other. Those differences can create inefficiencies in the operations of the SSgA FM Trusts that can be disadvantageous to the Funds and their shareholders and to SSgA FM. In addition, the terms of the current declarations do not provide for the flexibility and the same limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. SSgA FM believes that adoption of an amended declaration of trust for each of the SSgA FM Trusts will, among other things: (i) promote the Trustees’ flexibility to provide oversight to the Funds in the SSgA FM Trusts in an efficient and cost-effective manner in the best interests of shareholders; (ii) help the SSgA FM Trusts to attract and retain attractive candidates to serve as trustees in the future by providing them with broad indemnification rights and limitations on liability; and (iii) streamline corporate governance among the SSgA FM Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and others, as well as SSgA FM’s recommendation, the Trustees have unanimously approved and recommend that shareholders of the Feeder Trust vote to approve an Amended and Restated Agreement and Declaration of Trust (the “Feeder Trust’s Proposed Declaration”), a form of which is included herein as Appendix C. The form of the Feeder Trust’s Proposed Declaration, modified as appropriate, is also being proposed for the other SSgA FM Trusts.

Under this Proposal, the Feeder Trust’s Current Declaration would be amended in a number of ways. A number of the changes are described below. These and certain additional changes are also shown in the comparison chart set forth in Appendix D, which compares relevant provisions of the Feeder Trust’s Proposed Declaration with corresponding provisions of the Feeder Trust’s Current Declaration. Not all of the differences between the Feeder Trust’s Proposed Declaration and the Feeder Trust’s Current Declaration are described below or in the chart, so you should carefully review the form of Feeder Trust’s Proposed Declaration in Appendix C.

Some of the more significant changes, which in some cases could reduce the ability of shareholders to exert a controlling influence over a Fund through voting or other rights, include the following: (i) a change in the quorum requirement for meetings of shareholders from 40% to 30%, which would permit a smaller minority of shareholders to take action on a matter; (ii) a change designed to clarify that one standard of care applies to all Trustees, without regard to any actual or implied individual expertise or qualifications of any Trustee or any title or special designation (such as audit committee financial expert) a Trustee may hold; (iii) changes that expand the circumstances under which Trustees and officers may be indemnified by the Feeder Trust; (iv) changes limiting the ability of shareholders to bring derivative or direct actions; (v) changes that would generally allow the Trustees to authorize a merger or consolidation involving a Fund or sale of a Fund’s assets without shareholder approval under certain circumstances; (vi) removal of provisions related to the ability of shareholders to call shareholder meetings and communicate with other shareholders; and (viii) changes that would generally allow the Trustees to amend the Declaration of Trust without a shareholder vote.

If you disagree with any one or more of these changes, you might prefer on balance that the Feeder Trust’s Current Declaration not be amended. If the Feeder Trust’s Proposed Declaration is not approved by shareholders, the Feeder Trust’s Current Declaration will remain in place and the Trustees will consider what action, if any, would be in the best interests of the Feeder Trust.

If this Proposal is approved, the Adviser plans to review the Feeder Trust’s current Bylaws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Feeder Trust to make consistent or necessary and appropriate changes based on the Feeder Trust’s Proposed Declaration. No shareholder approval would be required for the Amended and Restated Bylaws. If this Proposal is approved by the shareholders, the Feeder Trust’s Proposed Declaration will become effective when a majority of the Trustees has signed the Feeder Trust’s Proposed Declaration.

Summary of Some Important Differences. A summary of some of the important differences (some of which are noted above) between the Feeder Trust’s Proposed Declaration and the Feeder Trust’s Current Declaration is set forth below.

Shareholder Rights

1. Quorum and Required Vote. The Feeder Trust’s Proposed Declaration would lower the threshold requirement for establishing a quorum for the transaction of business at a meeting of shareholders. Under the Feeder Trust’s Current Declaration, except when a larger quorum is required by law, by the Bylaws or by the Feeder Trust’s Current Declaration, 40% of the shares of the Feeder Trust, a series or a class, as applicable, entitled to vote shall constitute a quorum at a shareholders’ meeting. Under the Feeder Trust’s Proposed Declaration (and for consistency with the proposed declarations of trust for the other SSgA FM Trusts), 30% of the shares of the Feeder Trust, a series or a class, as applicable, entitled to vote on a particular matter would constitute a quorum for the transaction of business on that matter at a shareholders’ meeting; provided that the Trustees would have discretion to specify a greater percentage to constitute a quorum as to any matter. The proposed change may reduce the delay and expense required to ensure that a quorum is present at any meeting, but would permit a smaller minority of shareholders to take action on a matter. Unless otherwise required by applicable law, the Feeder Trust’s Proposed Declaration or the Bylaws, a majority of the shares voted would decide any questions and a plurality would elect a Trustee.

The Feeder Trust’s Proposed Declaration would also clarify the vote required to decide certain matters and, in some cases, potentially limit the rights of shareholders of a series or class to vote separately from shareholders of other series or classes of the Feeder Trust. Both the Feeder Trust’s Current Declaration and Feeder Trust’s Proposed Declaration generally provide that a majority of the shares voted shall decide any questions (unless otherwise required by applicable law or the Feeder Trust’s organizational documents). In addition, the Feeder Trust’s Current Declaration and Feeder Trust’s Proposed Declaration require shares to be voted by individual series or class when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes materially differently, in which case the vote of a majority of the shares of the particular series or class voted on the matter (or a plurality with respect to the election of a Trustee) will decide that matter insofar as that series or class is concerned. The Feeder Trust’s Current Declaration further provides that if a question would adversely affect the rights of any series or class of shares, the vote of a majority (or such larger vote as is required as aforesaid) of the shares of such series or class entitled to vote (instead of a majority of the shares voted), voting separately, shall be required to decide such question. The Feeder Trust’s Proposed Declaration would remove this provision in order to remove any ambiguity in the Feeder Trust’s Current Declaration and clarify the required vote when shares are voted by individual series or class. As described above, under the Feeder Trust’s Proposed Declaration, shareholders would retain their right under the Feeder Trust’s Current Declaration to vote separately by individual series or class on matters that affect such series or classes materially differently.

2. Shareholder Voting Rights. The Feeder Trust’s Proposed Declaration would modify certain shareholder voting rights. The Feeder Trust’s Proposed Declaration would remove shareholders’ right under the Feeder Trust’s Current Declaration to terminate a class of a series of the Feeder Trust by vote of at least 66 2⁄3% of the shares of that class of that series. The Feeder Trust’s Proposed Declaration would retain shareholders’ right under the Feeder Trust’s Current Declaration to terminate the Feeder Trust or a series thereof by vote of shareholders. The Feeder Trust’s Proposed Declaration would expand the authority of the Trustees to amend the declaration of trust without shareholder approval in certain situations, as described under (4) below. In addition, shareholders would have a more limited right to approve certain mergers, consolidations or sales of assets, as described under (5) below. As further described under (10) below, the Feeder Trust’s Proposed Declaration would modify the procedures under the Feeder Trust’s Current Declaration governing derivative actions.

3. Shareholder Meetings and Communications. The Feeder Trust’s Current Declaration provides generally: (i) that the Trustees must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee when requested in writing so to do by the holders of not less than 10% of the outstanding shares; and (ii) that if ten or more shareholders who have been such for at least six months and hold shares having a net asset value of at least 1% of the outstanding shares apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for consideration of the removal of any or all of the Trustees, the Trustees will within five business days after receipt of such application either: (1) afford to the applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Feeder Trust; or (2) inform the applicants as to the approximate number of shareholders of record, and the approximate cost of transmitting to them the proposed communication and form of request. The Feeder Trust’s Proposed Declaration does not contain similar provisions to those described above and so may be seen to limit the ability of the Feeder Trust’s shareholders to call meetings of shareholders without the consent of the Trustees or to communicate with other shareholders. Nonetheless, under federal securities laws, when the Feeder Trust has made or intends to make a proxy solicitation in connection with a shareholder meeting, shareholders entitled to vote at the meeting continue to have the right to request certain information regarding a Fund’s security holders from the Feeder Trust. In addition, in connection with any meeting of shareholders held by the Feeder Trust, eligible shareholders who follow certain prescribed procedures may submit proposals for inclusion in the Feeder Trust’s proxy statement and form of proxy. Under specific circumstances, the Feeder Trust is permitted to exclude a shareholder’s proposal, but only after submitting its reasons to the SEC. None of the changes described above is intended to modify or remove any rights to which a shareholder may be entitled under Massachusetts law.

The Feeder Trust’s Proposed Declaration would also provide that notice of a meeting need not be given to a shareholder who attends the meeting without protesting the lack of notice prior to the meeting or at its commencement.

4. Declaration of Trust Amendment Procedure. Under the Feeder Trust’s Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would affect shareholders’ right to vote granted in Article V, Section 1 of the Feeder Trust’s Proposed Declaration,1 and any amendment that is required by law to be approved by shareholders and subject to the further limitations set forth below. The proposed changes would expand, to a certain extent, the

[1]	Under the Feeder Trust’s Proposed Declaration, shareholders would have the power to vote for the election or removal of Trustees, with respect to certain amendments to the Feeder Trust’s Proposed Declaration or with respect to the termination of the Trust, or any series or class thereof, unless the Trustees exercise their right to terminate the Trust, or a particular series or class, without shareholder approval upon written notice to the affected shareholders, and with respect to such additional matters relating to the Trust as may be required by law, the Feeder Trust’s Proposed Declaration, the Bylaws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The Feeder Trust’s Proposed Declaration would modify certain shareholder voting rights under the Feeder Trust’s Current Declaration, as described under (2) above.

Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. As a result, under the Feeder Trust’s Proposed Declaration shareholders would have less control over certain possible future amendments to the Feeder Trust’s organizational document. Under the Feeder Trust’s Current Declaration, the Trustees have the authority to amend the declaration of trust without shareholder approval in certain limited circumstances, including to add to, delete, replace or otherwise modify any provisions relating to the Feeder Trust’s shares in order to comply with applicable law or designate and establish series or classes of shares. The proposed changes are designed to give the Trustees more authority to react to future contingencies, changes to applicable law or other changes, and to take action without causing the Feeder Trust to incur the time and expense of soliciting shareholder approval. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. The Feeder Trust’s Proposed Declaration would make clear that no amendment that impairs the exemption from personal liability of shareholders, former shareholders, Trustees or former Trustees, permits assessments upon shareholders of the Feeder Trust, or limits rights to indemnification with respect to acts or omissions prior to such amendment is permitted.

Where a shareholder vote would be required to approve an amendment of the Feeder Trust’s Proposed Declaration (and for consistency generally with the proposed declarations of trust for the other SSgA FM Trusts), approval would require the affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote on the matter, except that an amendment which in the determination of the Trustees would affect the holders of one or more series or classes of a series of shares but not the holders of all outstanding series or classes would require the vote of such series or classes affected and no vote of shareholders of a series or class not affected, as determined by the Trustees, would be required. Under the Feeder Trust’s Current Declaration, where shareholder approval is required to approve an amendment, approval requires the vote of a majority of the shares entitled to vote with respect to such amendment.

Trustee Rights and Powers

5. Merger, Consolidation and Sale of Assets. The Feeder Trust’s Proposed Declaration would allow the Trustees, under certain circumstances, to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations and sales of assets between a series of the Feeder Trust and a series of any other registered investment company) without shareholder approval. Under the Feeder Trust’s Current Declaration, any merger or consolidation of the Feeder Trust must be authorized by shareholder vote, but the Trustees have the authority to combine one or more series or classes of shares of the Feeder Trust into a single series or class of shares of the Feeder Trust without shareholder approval unless otherwise required by applicable law. The Feeder Trust’s Proposed Declaration would give the Trustees the authority to transfer all or a substantial portion of the Feeder Trust’s assets to another entity without shareholder approval. In addition, under the Feeder Trust’s Proposed Declaration, the Trustees may authorize a merger, consolidation or sale of assets between a series of the Feeder Trust and a series of any other registered investment company without shareholder approval. Any exercise of the Trustees’ increased authority under the Feeder Trust’s Proposed Declaration would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this regulatory requirement, some transactions will continue to require shareholder approval. The Feeder Trust’s Proposed Declaration would expand the Trustees’ ability to rely on Rule 17a-8 to authorize a merger between a series of the Feeder Trust and a series of an SSgA FM Trust without shareholder approval if the rule’s conditions are satisfied. Should shareholders approve the Feeder Trust’s Proposed Declaration, shareholders would not have the right to vote under the Feeder Trust’s organizational document on any reorganization that may be effected without a shareholder vote pursuant to rule 17a-8.

The Trustees believe that standardizing the provisions relating to mergers, consolidations and sales of assets for the SSgA FM Trusts may enhance efficiency in administering the various funds. The proposed changes would also give the Trustees added flexibility to make decisions they believe are in the shareholders’ best interests when considering a merger, consolidation or sale of assets of the Feeder Trust or a series thereof without causing the Feeder Trust or series to incur the time and expense of soliciting shareholder approval where, in the Trustees’ judgment, the action is in the best interests of shareholders, unless the law otherwise requires it.

The Feeder Trust’s Proposed Declaration would, among other things, authorize the Trustees, under certain circumstances, to approve the reorganization of a Feeder Fund with another mutual fund without shareholder approval. Such mergers are permitted under various circumstances pursuant to an existing SEC rule. The Board of the Feeder Trust has not approved or considered any such merger. However, SSgA FM has informed the Board that it expects in the future potentially to recommend that one or more of the Feeder Funds be combined with other comparable funds managed by the Adviser. The Board would consider any such proposal on its merits. Should shareholders approve the Feeder Trust’s Proposed Trust, no shareholder vote would be required under the Feeder Trust’s Proposed Declaration to effect such a combination.

6. Shareholder Redemptions and Redemption by Trust. Consistent with the proposed declarations of trust for the other SSgA FM Trusts, the Feeder Trust’s Proposed Declaration would clarify that, when a shareholder redeems his shares, he will receive the net asset value thereof, less any applicable redemption or other charges and/or fees fixed by the Trustees. The Feeder Trust’s Current Declaration does not contain a similar provision relating to the deduction of fees and expenses, although nothing herein is intended to suggest that a different result was intended by the Feeder Trust’s Current Declaration.

The Feeder Trust’s Current Declaration permits the Trustees to redeem shares involuntarily only in certain limited circumstances. The Feeder Trust’s Proposed Declaration expands the Feeder Trust’s authority to redeem a shareholder’s shares if the Feeder Trust determines such redemption to be necessary or appropriate.

Certain Other Changes

7. Mechanics for Establishing or Abolishing a Series or Class. The Feeder Trust’s Current Declaration provides that the establishment and designation of any series of the Feeder Trust shall be effective upon the execution by a majority of the then Trustees of an amendment to the declaration of trust and that the Trustees may, at any time when there are no shares outstanding of any particular series of the Feeder Trust, abolish such series by an amendment to the declaration of trust. The Feeder Trust’s Current Declaration further provides that the establishment and designation of any class of a series of the Feeder Trust shall be effective upon the execution by a majority of the then Trustees of an amendment to the declaration of trust or the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and that the Trustees may, at any time when there are no shares outstanding of any particular class of a series of the Feeder Trust, abolish such class by an amendment to the declaration of trust (if such class was established and designated by an amendment to the declaration of trust), or by vote or written consent of a majority of the then Trustees (if such class was established and designated by Trustee vote or written consent). Under the Feeder Trust’s Proposed Declaration, to establish and designate new series or terminate a series, the Trustees would not be required to amend the Feeder Trust’s Proposed Declaration and file the amendment with the Secretary of The Commonwealth of Massachusetts. Rather, under the Feeder Trust’s Proposed Declaration, the Trustees may establish and designate a new series or class by vote of the Trustees or by written consent, and may terminate a series or class by written notice to the affected shareholders. The Feeder Trust’s Proposed Declaration is intended to ease the administrative burden and costs to the Feeder Trust associated with organizing or terminating series or classes. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

8. Uniform Trustee Standard of Care. The Feeder Trust’s Current Declaration and the Feeder Trust’s Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Feeder Trust’s Proposed Declaration includes language to clarify that any Trustee who serves as chair or co-chair of the Board, a member or chair or co-chair of a committee of the Board, lead or assistant lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. Although the Feeder Trust’s Current Declaration does not contain comparable language, the Feeder Trust’s current Bylaws, which may be changed by the Trustees at any time and from time to time, provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. The proposed change is intended to provide an extra safeguard in the declaration of trust for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications. The proposed change is also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman or co-chairman of the Board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

9. Indemnification of Trustees and Officers. Currently, the Feeder Trust’s Bylaws, which may be changed by the Trustees at any time and from time to time, govern the Feeder Trust’s indemnification of Trustees, officers and other covered persons. The Feeder Trust’s Proposed Declaration would move the indemnification provisions to the declaration of trust. Under the Feeder Trust’s Proposed Declaration, a covered person would not be indemnified with respect to any matter as to which such covered person shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such covered person’s action was in the best interests of the Feeder Trust or that such covered person’s action was at least not opposed to the best interests of the Feeder Trust. A covered person would also not be indemnified under the Feeder Trust’s Proposed Declaration against any liability to the Trust or its shareholders arising by reason of such covered person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office. In addition, the Feeder Trust’s Proposed Declaration contemplates mandatory prepayment by the Feeder Trust of certain expenses of a covered person if certain conditions are met. Further, the Feeder Trust’s Proposed Declaration would establish procedures and approvals related to making certain determinations in connection with indemnification and prepayment of expenses.

Section 3 of Article VIII of the Feeder Trust’s Proposed Declaration would create a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Feeder Trust’s Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or that his or her action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. This rebuttable presumption is consistent with SEC staff guidance. The staff has stated that it is consistent with Section 17(h) of the 1940 Act for independent, non-party trustees and independent legal counsel to rely on a rebuttable presumption that a Trustee or officer has not engaged in disabling conduct. The Feeder Trust’s Proposed Declaration would both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a covered person will be denied indemnification. The proposed indemnification provisions are also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

10. Derivative Actions. Under certain circumstances, a shareholder of a corporate entity may have the right to bring a “derivative” action on behalf of the corporate entity, in the name of the corporate entity. The shareholder must typically first make demand on the corporate entity’s governing board, to provide the governing board the opportunity to determine on behalf of the entity whether or not to bring the action. The Feeder Trust’s Current Declaration provides that a shareholder may not bring a derivative action on behalf of the Feeder Trust or any series thereof unless the shareholder has made a prior demand on the Trustees that they bring the action on behalf of the Feeder Trust or the applicable series and provides that the Trustees must consider such demand within 45 days of receipt. The Feeder Trust’s Proposed Declaration modifies these provisions. The Feeder Trust’s Proposed Declaration sets forth certain eligibility requirements for a shareholder to bring a derivative action and states that an eligible shareholder may not bring a derivative action on behalf of the Feeder Trust unless the shareholder has made a prior demand on the Trustees that they bring the action on behalf of the Trust or the affected series or class. The Feeder Trust’s Proposed Declaration also provides that the Trustees who are independent for purposes of considering the demand must consider any demand within 90 days from the date the demand was made and determine whether commencing or maintaining a suit would be in the best interests of the Feeder Trust or the affected series or class. In certain circumstances, the Trustees may extend the 90-day review period by 120 days. Under both the Feeder Trust’s Current Declaration and the Feeder Trust’s Proposed Declaration, in their sole discretion, the Trustees may submit the decision whether to reject a demand to a vote of shareholders of the Feeder Trust or any series or class, as appropriate. Under the Feeder Trust’s Proposed Declaration, if the decision whether to reject such demand has been duly submitted to a vote of shareholders, the Feeder Trust must notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand. Under both the Feeder Trust’s Current Declaration and the Feeder Trust’s Proposed Declaration, any decision by the Trustees to bring or not to bring or to settle any action will be binding upon shareholders. The Feeder Trust’s Proposed Declaration contains requirements and conditions to bringing a derivative action that limits the ability of shareholders to bring derivative actions to a greater extent than under the Feeder Trust’s Current Declaration.

11. Direct Actions. The Feeder Trust’s Proposed Declaration states that shareholders must obtain authorization from the Trustees to bring a direct action or claim for monetary damages. The Feeder Trust’s Proposed Declaration sets forth the procedures for obtaining authorization to bring a direct action or claim and the procedures to be followed by the Trustees in considering such request. The Feeder Trust’s Current Declaration does not contain a similar provision. As a result, the Feeder Trust’s Proposed Declaration limits the ability of a shareholder to bring a direct action or claim against the Feeder Trust. Although a shareholder may not be required to obtain such authorization under Massachusetts law, the Feeder Trust’s Proposed Declaration is intended to establish procedures for direct actions similar to those proposed for derivative actions.

Additional Changes

The proposed changes described below are generally intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. In addition to these and the changes described above, the Feeder Trust’s Proposed Declaration would make certain other changes that are not described herein. The changes described in this Proposal and certain additional changes are shown in the comparison chart set forth in Appendix D. You should also carefully review the form of the Feeder Trust’s Proposed Declaration in Appendix C.

•	Under the Feeder Trust’s Current Declaration, for the purpose of determining a record date, the Trustees may fix a date and time not more than 90 days prior to the date of a shareholder meeting. The Feeder Trust’s Proposed Declaration would remove these time limits and, therefore, give the Trustees more discretion in setting record dates. If this change is approved, the Trustees’ exercise of their authority to fix a record date for a shareholder meeting, including the procedures applicable thereto, would be addressed in amended and restated Bylaws for the Feeder Trust.

•	The Feeder Trust’s Proposed Declaration would move the provisions relating to the Trustees’ manner of acting from the Feeder Trust’s Bylaws to the declaration of trust, but the manner in which Trustees may act would remain unchanged.

•	The Feeder Trust’s Proposed Declaration would modify the Trustees’ term of office by removing the provision in the Feeder Trust’s Current Declaration that each Trustee shall serve until the next meeting of shareholders called for the purpose of electing Trustees.

•	The Feeder Trust’s Proposed Declaration would add provisions relating to shareholders’ right to inspect the books and records of the Feeder Trust. The Feeder Trust’s Proposed Declaration would provide that no shareholder shall have any right to examine any books or records of the Feeder Trust if the Feeder Trust determines that such examination will for any reason be adverse to the interests of the Feeder Trust. The Feeder Trust’s determination that the examination would be adverse to the interests of the Feeder Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. The Feeder Trust’s Current Declaration does not contain a similar provision.

Vote Required

The changes described above represent a summary of some of the important differences between the Feeder Trust’s Proposed Declaration and the Feeder Trust’s Current Declaration. These and certain additional changes are also shown in the comparison chart set forth in Appendix D, which compares relevant provisions of the Feeder Trust’s Proposed Declaration with corresponding provisions of the Feeder Trust’s Current Declaration. Not all of the differences between the Feeder Trust’s Proposed Declaration and the Feeder Trust’s Current Declaration are described above or in the chart, so you should carefully review the form of the Feeder Trust’s Proposed Declaration in Appendix C.

Shareholders of all Feeder Funds vote together as a single class on the approval of the Feeder Trust’s Proposed Declaration. Approval of the Feeder Trust’s Proposed Declaration requires the affirmative vote of a majority of the shares of the Feeder Trust entitled to vote at the Special Meeting. Shareholders of the Feeder Trust will vote on Proposal 2 on a Trust-level basis.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FEEDER TRUST VOTE “FOR” PROPOSAL 2

PROPOSAL 3. TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE MASTER TRUST

Affected Funds:

All Funds in the Master Trust

Each of the Master Funds is a series of shares of the Master Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is typically its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s shareholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Master Trust and each of the Master Funds operates under a Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts (the “Master Trust’s Current Declaration”).

The Trustees propose to amend and restate the Master Trust’s Current Declaration, as well as the declarations of trust for the other SSgA FM Trusts. The SSgA FM Trusts were formed at different times, and their current declarations of trust differ from each other. Those differences can create inefficiencies in the operations of the SSgA FM Trusts that can be disadvantageous to the Funds and their shareholders and to SSgA FM. In addition, the terms of the current declarations do not provide for the flexibility and the same limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. SSgA FM believes that adoption of an amended declaration of trust for each of the SSgA FM Trusts will, among other things: (i) promote the Trustees’ flexibility to provide oversight to the Funds in the SSgA FM Trusts in an efficient and cost-effective manner in the best interests of shareholders; (ii) help the SSgA FM Trusts to attract and retain attractive candidates to serve as trustees in the future by providing them with broad indemnification rights and limitations on liability; and (iii) streamline corporate governance among the SSgA FM Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and others, as well as SSgA FM’s recommendation, the Trustees have unanimously approved and recommend that shareholders of the Master Trust vote to approve an Amended and Restated Agreement and Declaration of Trust (the “Master Trust’s Proposed Declaration”), a form of which is included herein as Appendix E. The form of the Master Trust’s Proposed Declaration, modified as appropriate, is also being proposed for the other SSgA FM Trusts.

Under this Proposal, the Master Trust’s Current Declaration would be amended in a number of ways. A number of the changes are described below. These and certain additional changes are also shown in the comparison chart set forth in Appendix F, which compares relevant provisions of the Master Trust’s Proposed Declaration with corresponding provisions of the Master Trust’s Current Declaration. Not all of the differences between the Master Trust’s Proposed Declaration and the Master Trust’s Current Declaration are described below or in the chart, so you should carefully review the form of Master Trust’s Proposed Declaration in Appendix E.

Some of the more significant changes, which in some cases could reduce the ability of shareholders to exert a controlling influence over a Fund through voting or other rights, include the following: (i) a change in the vote required to decide certain matters; (ii) changes that would modify the vote required for shareholders to terminate the Master Trust or a series thereof; (iii) a change designed to clarify that one standard of care applies to all Trustees, without regard to any actual or implied individual expertise or qualifications of any Trustee or any title or special designation (such as audit committee financial expert) a Trustee may hold; (iv) changes that expand the circumstances under which Trustees and officers may be indemnified by the Master Trust; (v) changes that would generally allow the Trustees to authorize a merger, consolidation or sale of assets of a series of the Master Trust without shareholder approval under certain circumstances; (vi) changes limiting the ability of shareholders to bring derivative or direct actions; and (vii) changes that would generally allow the Trustees to amend the Declaration of Trust without a shareholder vote.

If you disagree with any one or more of these changes, you might prefer on balance that the Master Trust’s Current Declaration not be amended. If the Master Trust’s Proposed Declaration is not approved by shareholders, the Master Trust’s Current Declaration will remain in place and the Trustees will consider what action, if any, would be in the best interests of the Master Trust.

If this Proposal is approved, the Adviser plans to review the Master Trust’s current Bylaws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Master Trust to make consistent or necessary and appropriate changes based on the Master Trust’s Proposed Declaration. No shareholder approval would be required for the Amended and Restated Bylaws. If this Proposal is approved by the shareholders, the Master Trust’s Proposed Declaration will become effective when a majority of the Trustees has signed the Master Trust’s Proposed Declaration.

Summary of Some Important Differences. A summary of some of the important differences (some of which are noted above) between the Master Trust’s Proposed Declaration and the Master Trust’s Current Declaration is set forth below.

Shareholder Rights

1. Required Vote. The Master Trust’s Proposed Declaration would standardize the vote required to decide a matter. Unless otherwise required by applicable law, the Master Trust’s Proposed Declaration or the Bylaws, a majority of the shares voted would decide any questions and a plurality would elect a Trustee.

2. Shareholder Voting Rights. The Master Trust’s Proposed Declaration would modify certain shareholder voting rights. Shareholders would retain their right under the Master Trust’s Current Declaration to terminate the Master Trust or any series thereof by vote of shareholders, although the Master Trust’s Proposed Declaration would modify the required vote. Under the Master Trust’s Current Declaration, shareholders may terminate the Master Trust or any series thereof by the affirmative vote of the holders of not less than two-thirds of the shares of the Master Trust or appropriate series, unless the Trustees recommend such termination, in which case the vote of a majority of the shares of the Master Trust or appropriate series voted on the matter is required. The Master Trust’s Current Declaration also provides that the liquidation of a series in which there are shares outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the then Trustees, subject to the approval of (i) 67% or more of the shares of that series present or represented by proxy at a shareholder meeting, or (ii) more than 50% of all shares of that series, whichever is less. Under the Master Trust’s Proposed Declaration, shareholders may terminate the Master Trust by vote of at least 66 2⁄3% of the shares of each series, voting separately by series. Under the Master Trust’s Proposed Declaration, shareholders of a series of the Master Trust may terminate such series by vote of at least 66 2⁄3% of the shares of that series. The Master Trust’s Proposed Declaration would retain the Trustees’ right under the Master Trust’s Current Declaration to terminate the Master Trust or any series thereof, without a shareholder vote, and upon written notice to the affected shareholders, and would also specifically state that any class of a series of the Master Trust may be terminated by the Trustees by written notice to shareholders of that class. These changes are further described under (4) below. The Master Trust’s Proposed Declaration would also expand the authority of the Trustees to amend the declaration of trust without shareholder approval in certain situations, as described under (3) below. In addition, the Master Trust’s Proposed Declaration would expand the Trustees ability to authorize certain mergers, consolidations or sales of assets of the Master Trust or any series thereof without shareholder approval, as described under (5) below. As described under (6) below, the Trustees would also have the authority, under the Master Trust’s Proposed Declaration, to organize or assist in organizing a corporation or other organization to take over all of the Master Trust or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without shareholder approval, except to the extent required by applicable law.

3. Declaration of Trust Amendment Procedure. Under the Master Trust’s Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would affect shareholders’ right to vote granted in Article V, Section 1 of the Master Trust’s Proposed Declaration,2 and any amendment that is required by law to be approved by shareholders and subject to the further limitations set forth below. The proposed changes would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. As a result, under the Master Trust’s Proposed Declaration shareholders would have less control over certain possible future amendments to the Master Trust’s organizational document. Under the Master Trust’s Current Declaration, the Trustees have the authority to amend the declaration of trust without shareholder approval so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable. The proposed changes are designed to give the Trustees more authority to react to future contingencies, changes to applicable law or other changes, and to take action without causing the Master Trust to incur the time and expense of soliciting shareholder approval. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. Notwithstanding the foregoing, the Master Trust’s Proposed Declaration would not allow any amendment that impairs the exemption from personal liability of shareholders, former shareholders, Trustees or former Trustees, permits assessments upon shareholders of the Master Trust, or limits rights to indemnification with respect to acts or omissions prior to such amendment.

Where a shareholder vote would be required to approve an amendment of the Master Trust’s Proposed Declaration (and for consistency generally with the proposed declarations of trust for the other SSgA FM Trusts), approval would require the affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote on the matter, except that an amendment which in the determination of the Trustees would affect the holders of one or more series or classes of a series of shares but not the holders of all outstanding series or classes would require the vote of such series or classes affected and no vote of shareholders of a series or class not affected, as determined by the Trustees, would be required. Under the Master Trust’s Current Declaration, where shareholder approval is required to approve an amendment, approval requires the vote of a majority of shares voted on the matter, provided, however, that for certain types of amendments, a vote of the holders of not less than two-thirds of the shares of the Master Trust or of a series, or, in certain instances, such other vote as may be established by the Trustees with respect to any series or class, is required.

4. Termination of Trust, Series or Classes; Liquidation of Series. Shareholders would retain their right under the Master Trust’s Current Declaration to terminate the Master Trust or any series thereof by vote of shareholders, although the Master Trust’s Proposed Declaration would modify the required vote. Under the Master Trust’s Current Declaration, shareholders may terminate the Master Trust or any series thereof by the affirmative vote of the holders of not less than two-thirds of the shares of the Master Trust or appropriate series, unless the Trustees recommend such termination, in which case the vote of a majority of the shares of the Master Trust or appropriate series voted on the matter is required. The Master Trust’s Current Declaration also provides that the liquidation of a series in which there are shares outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the then Trustees, subject to the approval of (i) 67% or more of the shares of that series present or represented by proxy at a meeting of shareholders, or (ii) more than 50% of all shares of that series, whichever is less. Under the Master Trust’s Proposed Declaration, shareholders may terminate the Master Trust by vote of at least 66 2⁄3% of the shares of each series, voting separately by series. By requiring that shareholders vote separately by series to terminate the Master Trust and that each such series

[2]	Under the Master Trust’s Proposed Declaration, shareholders would have the power to vote for the election or removal of Trustees, with respect to certain amendments to the Master Trust’s Proposed Declaration, with respect to the termination of the Trust, or any series or class thereof, unless the Trustees exercise their right to terminate the Trust, or a particular series or class, without shareholder approval upon written notice to the affected shareholders, and with respect to such additional matters relating to the Trust as may be required by law, the Master Trust’s Proposed Declaration, the Bylaws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The Master Trust’s Proposed Declaration would modify certain shareholder voting rights under the Master Trust’s Current Declaration, as described under (2) above.

approve a proposed termination, the Master Trust’s Proposed Declaration would prevent the possibility that exists under the Master Trust’s Current Declaration that a large shareholder of a large Fund could affect the outcome of a vote to terminate the Master Trust for a Fund of which that person or entity is not a shareholder. Under the Master Trust’s Proposed Declaration, shareholders of a series of the Master Trust may terminate such series by vote of at least 66 2⁄3% of the shares of that series. The Master Trust’s Proposed Declaration would retain the Trustees’ right under the Master Trust’s Current Declaration to terminate the Master Trust or any series thereof, without a shareholder vote, and upon written notice to the affected shareholders, and would also specifically state that any class of a series of the Master Trust may be terminated by the Trustees by written notice to shareholders of that class. The proposed changes would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders’ interests and then act in accordance with such interests.

The Trustees believe that standardizing the termination provision for the SSgA FM Trusts may enhance efficiency in administering the various funds. The revised termination provision would also give the Trustees added flexibility to make decisions they believe are in the shareholder’s best interests when considering the termination of the Master Trust or any series or class thereof without causing the Master Trust, series or class to incur the time and expense of soliciting shareholder approval where, in the Trustees’ judgment, the action is in the best interest of shareholders. Notwithstanding the above, if the proposed amendment is approved, the Trustees maintain the right, in their sole discretion, to seek shareholder approval of a proposed termination of the Master Trust or a series or class thereof.

Trustee Rights and Powers

5. Merger, Consolidation and Sale of Assets. The Master Trust’s Proposed Declaration would allow the Trustees, under certain circumstances, to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Master Trust and mergers, consolidations and sales of assets between a series of the Master Trust and a series of any other registered investment company) without shareholder approval. Under the Master Trust’s Current Declaration, the Trustees may authorize a merger, consolidation or sale of assets of the Master Trust without shareholder approval. The Master Trust’s Current Declaration is silent with respect to a merger, consolidation or sale of assets of a series of the Master Trust. The Trustees believe that standardizing the provisions relating to mergers, consolidations and sales of assets for the SSgA FM Trusts may enhance efficiency in administering the various funds. The proposed changes would also give the Trustees added flexibility to make decisions they believe are in the shareholders’ best interests when considering a merger, consolidation or sale of assets of the Master Trust or a series thereof without causing the Master Trust or series to incur the time and expense of soliciting shareholder approval where, in the Trustees’ judgment, the action is in the best interests of shareholders, unless the law otherwise requires it.

Any exercise of the Trustees’ increased authority under the Master Trust’s Proposed Declaration would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this regulatory requirement, some transactions will continue to require shareholder approval. Should shareholders approve the Master Trust’s Proposed Declaration, shareholders would not have the right to vote under the Master Trust’s organizational document on any reorganization that may be effected without a shareholder vote pursuant to rule 17a-8.

6. Incorporation. The Master Trust’s Current Declaration explicitly provides that the Trustees shall have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Master Trust or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions) with the approval of a majority of the shares of the Master Trust voted on the matter. Under the Master Trust’s Proposed Declaration, the Master Trust or any series may merge or consolidate with, or transfer all or a substantial portion of its assets to, another trust, series or organization. Any such consolidation, merger or transfer may be authorized by the Trustees without the approval of shareholders of the Master Trust or the relevant series unless otherwise required by applicable law. In accordance with this provision and the Trustees’ authority to exercise all powers necessary or appropriate to carry out their responsibility to manage the business of the Master Trust, the Trustees would have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Master Trust or a series or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without shareholder approval, except to the extent required by applicable law, which does require shareholder approval in certain instances.

7. Authority to Combine Classes. The Master Trust’s Proposed Declaration would clarify the Trustees’ authority to combine one or more classes of a series of the Master Trust into a single class within such series, without shareholder approval unless otherwise required by applicable law. The Trustees’ exercise of this authority under the Master Trust’s Proposed Declaration would be subject to any applicable provisions of the 1940 Act and the rules adopted thereunder. The clarification is designed to confirm that the Trustees have the flexibility when considering an intra-fund share class combination to make decisions that they believe are in shareholders’ best interests, without causing the Master Trust to incur the time and expense of soliciting shareholder approval. The Master Trust’s Current Declaration does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Master Trust’s Current Declaration.

8. Redemption by Trust. The Master Trust’s Current Declaration permits the Trustees to redeem shares involuntarily only in specified circumstances identified on page E-12 of this Proxy Statement. The Master Trust’s Proposed Declaration expands the Master Trust’s authority to redeem a shareholder’s shares if the Master Trust determines such redemption to be necessary or appropriate, whether or not the reason for such redemption is specifically enumerated in the Master Trust’s Proposed Declaration.

Certain Other Changes

9. Removal of Trustees. The Master Trust’s Proposed Declaration would modify the manner in which Trustees may remove a Trustee. The Master Trust’s Proposed Declaration would change the threshold for Board action to remove a Trustee from two-thirds of the remaining Trustees, to a majority of the remaining Trustees and a majority of the remaining Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

10. Mechanics for Establishing or Abolishing a Series or Class. The Master Trust’s Current Declaration provides that the establishment and designation of any series or class of a series of the Master Trust shall be effective by resolution adopted by a majority of the then Trustees and that the Trustees may, at any time that there are no shares outstanding of any particular series of the Master Trust or class of a series of the Master Trust, abolish such series or class by resolution adopted by a majority of the then Trustees. Each such resolution has the status of an amendment to the Master Trust’s Current Declaration. Under the Master Trust’s Proposed Declaration, the Trustees may establish and designate a new series or class by vote of the Trustees or by written consent, and may terminate a series or class by written notice to the affected shareholders. The Master Trust’s Proposed Declaration is intended to ease the administrative burden and costs to the Master Trust associated with organizing or terminating series or classes. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

11. Uniform Trustee Standard of Care. The Master Trust’s Current Declaration and the Master Trust’s Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Master Trust’s Proposed Declaration includes language to clarify that any Trustee who serves as chair or co-chair of the Board, a member or chair or co-chair of a committee of the Board, lead or assistant lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. Although the Master Trust’s Current Declaration does not contain comparable language, the Master Trust’s current Bylaws, which may be changed by the Trustees at any time and from time to time, provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. The proposed change is intended to provide an extra safeguard in the declaration of trust for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications. The proposed change is also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman or co-chairman of the Board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

12. Indemnification of Trustees and Officers. Currently, the Master Trust’s Bylaws, which may be changed by the Trustees at any time and from time to time, govern the Master Trust’s indemnification of Trustees, officers and other covered persons. The Master Trust’s Proposed Declaration would move the indemnification provisions to the declaration of trust. Under the Master Trust’s Proposed Declaration, a covered person would not be indemnified with respect to any matter as to which such covered person shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such covered person’s action was in the best interests of the Master Trust or that such covered person’s action was at least not opposed to the best interests of the Master Trust. A covered person would also not be indemnified under the Master Trust’s Proposed Declaration against any liability to the Trust or its shareholders arising by reason of such covered person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office. In addition, the Master Trust’s Proposed Declaration contemplates mandatory prepayment by the Master Trust of certain expenses of a covered person if certain conditions are met. Further, the Master Trust’s Proposed Declaration would establish procedures and approvals related to making certain determinations in connection with indemnification and prepayment of expenses.

Section 3 of Article VIII of the Master Trust’s Proposed Declaration would create a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Master Trust’s Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or that his or her action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. This rebuttable presumption is consistent with SEC staff guidance. The staff has stated that it is consistent with Section 17(h) of the 1940 Act for independent, non-party trustees and independent legal counsel to rely on a rebuttable presumption that a Trustee or officer has not engaged in disabling conduct. The Master Trust’s Proposed Declaration both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a covered person will be denied indemnification. The proposed indemnification provisions are also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

13. Shareholder Indemnification. The Master Trust’s Proposed Declaration would specify the circumstances in which a shareholder is entitled to indemnification. The Master Trust’s Current Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with the Master Trust property or the act, obligations or affairs of the Master Trust and that the Master Trust will indemnify and hold a shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his or her being or having been a shareholder. The Master Trust’s Proposed Declaration contemplates that a shareholder would be indemnified against all loss and expense arising from his or her having been held to be personally liable solely by reason of his or her being or having been a shareholder of the Master Trust (or a series thereof), but not for some other reason.

14. Derivative Actions. Under certain circumstances, a shareholder of a corporate entity may have the right to bring a “derivative” action on behalf of the corporate entity, in the name of the corporate entity. The shareholder must typically first make demand on the corporate entity’s governing board, to provide the governing board the opportunity to determine on behalf of the entity whether or not to bring the action. The Master Trust’s Proposed Declaration sets forth certain eligibility requirements for a shareholder to bring a derivative action and states that an eligible shareholder may not bring a derivative action on behalf of the Master Trust unless the shareholder has made a prior demand on the Trustees that they bring the action on behalf of the affected series or class. The Master Trust’s Proposed Declaration also provides that the Trustees who are independent for purposes of considering the demand must consider any demand within 90 days from the date the demand was made and determine whether commencing or maintaining a suit would be in the best interests of the Master Trust or the affected series or class. In certain circumstances, the Trustees may extend the 90-day review period by 120 days. The Master Trust’s Proposed Declaration would also specifically state that, in their sole discretion, the Trustees may submit the decision whether to reject a demand to a vote of shareholders of the Master Trust or any series or class, as appropriate. If the decision whether to reject such demand has been duly submitted to a vote of shareholders, the Master Trust must notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand. Under the Master Trust’s Proposed Declaration, any decision by the Trustees to bring or not to bring or to settle any action will be binding upon shareholders. The Master Trust’s Proposed Declaration contains requirements and conditions to bringing a derivative action that limit the ability of shareholders to bring derivative actions to a greater extent than under the Master Trust’s Current Declaration. The Master Trust’s Proposed Declaration is generally in line with the derivative demand statute that applies to Massachusetts corporations.

15. Direct Actions. The Master Trust’s Proposed Declaration states that shareholders must obtain authorization from the Trustees to bring a direct action or claim for monetary damages. The Master Trust’s Proposed Declaration sets forth the procedures for obtaining authorization to bring a direct action or claim and the procedures to be followed by the Trustees in considering such request. The Master Trust’s Current Declaration does not contain a similar provision. As a result, the Feeder Trust’s Proposed Declaration limits the ability of a shareholder to bring a direct action or claim against the Feeder Trust. Although a shareholder may not be required to obtain such authorization under Massachusetts law, the Master Trust’s Proposed Declaration is intended to establish procedures for direct actions similar to those proposed for derivative actions.

16. Trust Treatment as a Partnership for Tax Purposes. The Master Trust’s Proposed Declaration includes a number of provisions that address how the Master Trust will be treated for U.S. federal income tax purposes. The Trustees have discretion under the Master Trust’s Current Declaration to determine, among other matters, book capital account balances and to establish procedures for the allocation of realized and unrealized gains and losses, taxable income, gain, loss, and deductions, and any item or items thereof to shareholders and the payment of distributions to shareholders. The Master Trust’s Proposed Declaration is intended to clarify and memorialize the methods by which the Master Trust makes such determinations.

Additional Changes

The proposed changes described below are generally intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. In addition to these and the changes described above, the Master Trust’s Proposed Declaration would make certain other changes that are not described herein. The changes described in this Proposal and certain additional changes are shown in the comparison chart set forth in Appendix F. You should also carefully review the form of the Master Trust’s Proposed Declaration in Appendix E.

•	The Master Trust’s Proposed Declaration would remove provisions in the Master Trust’s Current Declaration relating to the Master Trust’s allocation of ordinary income and expenses and capital gains and losses for federal income tax purposes. Any exercise of the Trustees’ authority under the Master Trust’s Proposed Declaration would be subject to applicable law.

•	The Master Trust’s Current Declaration includes specific provisions on the timing for when a suspension of the right of redemption must take effect after a suspension is declared, and the ability of shareholders to revoke a redemption request. The Master Trust’s Proposed Declaration does not specifically address some of these matters. Under the Master Trust’s Proposed Declaration, redemptions, including suspensions of the right to redeem, would remain subject to applicable law and regulation, including determinations, exemptions, pronouncements and regulatory relief issued or promulgated by appropriate governmental authorities. The 1940 Act generally provides that a registered investment company may not suspend the right of redemption except in certain prescribed instances, such as periods during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or restricted, periods during which certain emergencies exist, or other periods as the SEC may permit.

•	The Master Trust’s Proposed Declaration would lower the number of Trustees’ required to take action by written consent. The Master Trust’s Current Declaration requires the consent of all Trustees, while the Master Trust’s Proposed Declaration provides that the Trustees may act by written consents of a majority of the Trustees then in office.

•	The Master Trust’s Current Declaration provides that a Trustee may delegate his powers to any other Trustee or Trustees for a period not to exceed 6 months, provided that in no case shall less than two Trustees personally exercise the powers granted to the Trustees under the Master Trust’s Current Declaration. The Master Trust’s Proposed Declaration would not include this limitation on the delegation of Trustee powers.

•	The Master Trust’s Proposed Declaration would add provisions relating to shareholders’ right to inspect the books and records of the Master Trust. The Master Trust’s Proposed Declaration would provide that no shareholder shall have any right to examine any books or records of the Master Trust if the Master Trust determines that such examination will for any reason be adverse to the interests of the Master Trust. The Master Trust’s determination that the examination would be adverse to the interests of the Master Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. The Master Trust’s Current Declaration does not contain a similar provision.

Vote Required

The changes described above represent a summary of some of the important differences between the Master Trust’s Proposed Declaration and the Master Trust’s Current Declaration. These and certain additional changes are also shown in the comparison chart set forth in Appendix F, which compares relevant provisions of the Master Trust’s Proposed Declaration with corresponding provisions of the Master Trust’s Current Declaration. Not all of the differences between the Master Trust’s Proposed Declaration and the Master Trust’s Current Declaration are described above or in the chart, so you should carefully review the form of the Master Trust’s Proposed Declaration in Appendix E.

Shareholders of all Master Funds vote together as a single class on the approval of the Master Trust’s Proposed Declaration. Approval of the Master Trust’s Proposed Declaration requires the affirmative vote of two-thirds of the shares of the Master Trust outstanding and entitled to vote at the Special Meeting. Shareholders of the Master Trust will vote on Proposal 3 on a Trust-level basis.

If you are a shareholder of a Feeder Fund or SSgA S&P 500 Index Fund, your vote will apply indirectly to Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT APPLICABLE SHAREHOLDERS VOTE “FOR” PROPOSAL 3

PROPOSAL 4. MODERNIZATION AND STANDARDIZATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals 4.A through 4.J, the Board unanimously recommends that shareholders of the affected Funds approve certain changes to the Funds’ fundamental investment restrictions. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and/or what SSgA FM considers to be unnecessarily restrictive policies (in light of current regulatory requirements) and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Funds and the funds in SSgA Funds, to the extent practicable.

SSgA FM does not anticipate any change in the way the Funds are managed as a result of changing the Funds’ fundamental investment restrictions.

Background. Proposals 4.A through 4.J relate to current fundamental investment restrictions of the Funds that, in the view of SSgA FM and the Board, are either outdated or more restrictive than applicable law and regulation require. SSgA FM and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future – at least without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, although SSgA FM does not anticipate any change in the way in which the Funds are managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Board to approve changes to the Funds’ investment policies in the future without the delay and expense of a shareholder vote. If shareholders vote now to approve the proposed changes to a Fund’s fundamental investment restrictions, shareholders will not have the right to vote in the future prior to a Fund engaging in an investment practice newly permitted by the Fund’s revised fundamental investment restrictions.

The proposed changes are intended to meet the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion in Proposals 4.A through 4.J below highlights the differences between the affected Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each affected Fund should consider comparing their Fund’s current restrictions with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with shareholder approval in the event a change is to be made. The Board unanimously recommends that some of the Funds’ current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each of Proposals 4.A through 4.J.

Shareholders of a Fund may vote in favor of or against any of Proposals 4.A through 4.J affecting their Funds.

The Board, including all of the Independent Trustees, unanimously approved each of Proposals 4.A through 4.J discussed below and recommends that the shareholders of each Fund approve each Proposal affecting their Fund.

PROPOSAL 4.A. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Funds:

All Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

With respect to State Street Equity 500 Index Fund and State Street Equity 500 Index Portfolio, the proposed amended fundamental investment restriction is as follows:

“The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index.”

With respect to State Street Institutional Liquid Reserves Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio, the proposed amended fundamental investment restriction is as follows:

“A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act), tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing and bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the Adviser determines that the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Adviser determines that the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (to the extent that the Adviser determines that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks).”

With respect to the above investment policy, a Fund may concentrate in bankers’ acceptances, certificates of deposit and similar instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry.

The chart below lists the current fundamental investment restrictions of each of the affected Funds with respect to concentrating investments in an industry.

Fund	Current Restriction

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio	A Fund will not purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; there is no limit on the Tax Free Fund’s investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry).

State Street Equity 500 Index Fund State Street Equity 500 Index Portfolio	a Fund may not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio’s total assets would be invested in any one industry.

For purposes of applying the terms of this fundamental investment policy, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, an industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which certain of the Funds invest) may initially have been classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.

The Board recommends that each affected Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed. The amendments are intended to conform the Funds’ restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

The Adviser does not intend to modify its investment strategy as a result of the proposed change to each affected Fund’s fundamental investment restriction regarding concentration that would exclude tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision thereof. Neither the State Street Equity 500 Index Fund nor the State Street Equity 500 Index Portfolio would typically be expected to invest in such securities, nor would the affected money market funds other than State Street Institutional Liquid Reserves Fund, State Street Money Market Portfolio, State Street Institutional Tax Free Money Market Fund and State Street Tax Free Money Market Portfolio. State Street Institutional Liquid Reserves Fund and State Street Money Market Portfolio have not typically invested in such securities, and the Adviser has informed the Trustees that it does not expect either such Fund to do so in the future. The State Street Institutional Tax Free Money Market Fund and State Street Tax Free Money Market Portfolio invest in such securities, but the Adviser has informed the Trustees that it does not expect the change in either such Fund’s fundamental investment restriction in this respect to result in a change to such Funds’ investment strategies and each such Fund will, in any event, remain subject to the diversification and other requirements of Rule 2a-7 under the 1940 Act.

PROPOSAL 4.B. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1⁄3% of its total assets (including the amount borrowed).

The proposed amended fundamental investment restriction is as follows:

“A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money and issuing senior securities.

Fund	Current Restriction
State Street Equity 500 Index Fund

A Fund may not borrow more than 33 1⁄3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

A Fund may not issue any class of securities which is senior to the Fund’s shares, to the extent prohibited by the 1940 Act.

State Street Equity 500 Index Portfolio

A Fund may not borrow more than 33 1⁄3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

A Fund may not issue any class of securities which is senior to the Portfolio’s beneficial interests, to the extent prohibited by the 1940 Act.

Fund	Current Restriction

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1⁄3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio

A Fund will not borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

A Fund will not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money.

Generally, the affected Funds’ current fundamental investment restrictions are more restrictive than the 1940 Act requirements. Accordingly, the Board recommends that each affected Fund amend its policy so that it will allow each affected Fund to borrow money and issue senior securities to the full extent permitted under applicable law to the extent consistent with the Fund’s investment objectives and policies. The proposed changes would automatically conform each affected Fund’s policy more closely to statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes would reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act currently permits an open-end investment company, such as each affected

Fund, to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money.

Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage increases the volatility of a Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

PROPOSAL 4.C. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Board recommends that each Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds.

The proposed amended fundamental investment restriction is as follows:

“A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restriction of each affected Fund with respect to making loans.

Fund	Current Restriction
State Street Equity 500 Index Fund State Street Equity 500 Index Portfolio	A Fund may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1⁄3% of the value of the Fund’s total assets.

State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio	A Fund will not make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities.

Although SSgA FM does not anticipate any change in the way in which each Fund is managed as a result of changing the fundamental investment restriction, the increased flexibility provided by the amendment could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. Under the 1940 Act, generally, a Fund may not lend money or property to any person, directly or indirectly, if the investment policies of the Fund, as recited in its registration statement, do not permit such a loan or if such person controls or is under common control with the Fund. The proposed change would also automatically conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Examples of loan transactions into which a Fund may enter include repurchase agreements and securities loans. In a repurchase agreement, a Fund typically purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a fee, a portion of the dividends or interest accrued on the securities held as collateral, or, in the case of cash collateral, a portion of the income from investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. These transactions must be collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate. It is also possible that the amount received by the Fund upon sale of the collateral may be less than necessary to fully compensate the Fund. In addition, a Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may also purchase debt obligations or other similar financial instruments in which a Fund may invest consistent with its investment policies.

PROPOSAL 4.D. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds

The 1940 Act requires the Funds to have a fundamental investment restriction regarding the purchase and sale of commodities.

The proposed amended fundamental investment restriction is as follows:

“A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restriction under which each affected Fund operates with respect to investment in commodities and commodity contracts.

Fund	Current Restriction
State Street Equity 500 Index Fund State Street Equity 500 Index Portfolio	A Fund may not purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

Fund	Current Restriction

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not purchase or sell commodities or commodity futures contracts except as permitted by applicable law.

State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio State Street U.S. Government Money Market Portfolio	A Fund will not purchase or sell commodities or commodity futures contracts.

State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio	A Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time.

The proposed amendment would make it clear that the Funds may utilize futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and with the Funds’ investment objectives and policies from time to time. At present, the 1940 Act does not set forth a maximum percentage of a Fund’s assets that may be invested in commodities. The change is also intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. SSgA FM has proposed that this change be implemented for existing mutual funds managed by it, and adopted by new mutual funds it manages, in order to reflect the fact that increasing numbers of mutual funds are using investments in commodity transactions to meet their investment objectives. The principal benefit to the Funds of this change is the potentially reduced administrative and compliance burdens resulting from the alignment of this restriction with those of the other funds in the SSgA FM Trusts. SSgA FM does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental investment restrictions, although the revised policy would generally provide the Funds greater flexibility to enter into commodity transactions in a case where SSgA FM or a Fund’s subadviser might consider such transactions appropriate.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and international economic, political, and regulatory developments.

PROPOSAL 4.E. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE

Affected Funds:

All Funds

The 1940 Act requires the Funds to have a fundamental policy regarding the purchase and sale of real estate.

The proposed amended fundamental investment restriction is as follows:

“A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restriction under which each affected Fund operates with respect to investment in real estate and securities secured by and/or of companies that deal in real estate.

Fund	Current Restriction
State Street Equity 500 Index Fund State Street Equity 500 Index Portfolio	A Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Tax Free Money Market Fund

State Street Tax Free Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

State Street Institutional Liquid Reserves Fund	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

State Street Money Market Portfolio State Street U.S. Government Money Market Portfolio	Purchase or sell real estate or real estate mortgage loans; provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Currently, each Fund’s investment policy restricts its ability to sell real estate even when ownership of the real estate devolves upon such Fund through permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Board recommends that this policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments. In addition, the modified investment policy makes clear that a Fund may invest in real estate-related securities and real estate-backed securities or instruments to the extent permitted by applicable law. At present, the 1940 Act does not set forth a maximum percentage of a Fund’s assets that may be invested in real estate.

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

Risks associated with ownership of real estate include possible declines in the value of real estate, lack of availability of mortgage funds, extended vacancies of property, increases in property taxes, losses from casualty or condemnation and changes in general and local economic conditions, tax laws and interest rates, supply and demand, interest rates, zoning laws, regulatory limitations on rents and operating expenses. Securities of companies engaged in the real estate business may be subject to additional risks, such as poor performance by the manager of the company, adverse changes to the tax laws or failure by the company to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the risk of general declines in stock prices. In addition, some companies engaged in the real estate business have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A company that invests most or all of its assets in mortgages will be subject to additional risks related to mortgage-backed securities, including interest rate risk, extension risk, and prepayment risk, and may be highly volatile and lack liquidity.

PROPOSAL 4.F. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be deemed to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not necessarily make the institutional investor an underwriter in these circumstances. The 1940 Act generally prohibits a diversified mutual fund, such as the Funds, from making any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the Fund’s total assets.

The proposed amended fundamental investment restriction is as follows:

“A Fund may underwrite securities to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restrictions of each of the affected Funds with respect to participation in the underwriting of securities.

Fund	Current Restriction
State Street Equity 500 Index Fund State Street Equity 500 Index Portfolio	A Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

Fund	Current Restriction

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio	A Fund will not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Board recommends that this policy be amended as proposed in order to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities. The affected Funds have no intention of participating in the underwriting of securities (other than to the extent a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions and distributions of portfolio securities).

PROPOSAL 4.G. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

Affected Funds:

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

The chart below lists the current fundamental investment restriction of each affected Fund with respect to pledging, mortgaging or hypothecating Fund assets.

Fund	Current Restriction

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to- market basis) at the time of the pledge not exceeding 33 1⁄3% of the value of the Fund’s total assets to secure borrowings permitted by the Fund’s fundamental investment restriction with respect to borrowing.

This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are no longer applicable to the affected Funds. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to pledging, mortgaging or hypothecating Fund assets be eliminated.

The pledging of assets has the risk that it could decrease a Fund’s ability to liquidate assets. If a Fund pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, a Fund’s current borrowing limits would remain consistent with limits prescribed under the 1940 Act, which limits any borrowings to 33 1⁄3% of a Fund’s total assets. Additionally, the money market funds are managed in accordance with the liquidity requirements of Rule 2a-7 under the 1940 Act.

PROPOSAL 4.H. TO APPROVE THE ELIMINATION OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds:

All Funds

The chart below lists the current fundamental investment restriction of each affected Fund with respect to diversification of investments.

Fund	Current Restriction
State Street Equity 500 Index Fund

A Fund will not with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities issued by other investment companies.

A Fund will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that such limitation does not apply to securities issued by other investment companies.

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

A Fund will not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Fund	Current Restriction
State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio	A Fund may not as to 75% of its total assets, purchase any security (other than U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value). would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer; there is no limit on the Tax Free Fund’s investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry).

State Street Equity 500 Index Portfolio

A Portfolio may not with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

A Fund may not with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

State Street Money Market Portfolio State Street U.S. Government Money Market Portfolio State Street Treasury Money Market Portfolio State Street Treasury Plus Money Market Portfolio	A Portfolio will not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Portfolio’s holdings in the securities of such issuer exceeds 5% of the value of the Portfolio’s assets and to not more than 10% of the outstanding voting securities of such issuer.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to diversification of investments. Each affected Fund is classified as a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items, or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction. If this Proposal is approved, a Fund would remain subject to the 1940 Act requirement that a future change in classification from a diversified fund to a non-diversified fund would need to be approved by shareholders. The Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to diversification of investments be eliminated.

PROPOSAL 4.I. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN ILLIQUID SECURITIES

Affected Funds:

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

The chart below lists the current fundamental investment restriction of each affected Fund with respect to investing in illiquid securities.

Fund	Current Restriction

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Institutional Liquid Reserves Fund

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to investing in illiquid securities. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Additionally, if the proposed change is approved, each affected Fund will continue to be subject to the regulatory limitations on investments in illiquid securities. For example, as a general matter, according to Rule 2a-7 under the 1940 Act, a money market fund may not invest more than 5% of its assets in illiquid securities. According to guidance from the staff of the SEC, a fund other than a money market fund may not invest more than 15% of its net assets in illiquid securities. Accordingly, eliminating the investment restriction is not expected to affect significantly the operation of any affected Fund. At the same time, elimination will allow a Fund to respond to changes in the marketplace and to regulatory changes without delay and without the expense of holding a shareholder meeting. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to investing in illiquid securities be eliminated.

PROPOSAL 4.J. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

Affected Funds:

State Street Institutional Liquid Reserves Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to purchasing interests in oil, gas or other mineral exploration or development programs.

Fund	Current Restriction
State Street Institutional Liquid Reserves Fund	A Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

The investment restriction with respect to purchasing interests in oil, gas or other mineral exploration or development programs tracks certain restrictions formerly required by state regulators for investment companies, which are no longer applicable to the Funds. Although SSgA FM does not intend currently to invest the Fund’s assets in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, with the exception of readily marketable securities secured or issued by companies not principally engaged in the business of buying and selling such leases, rights, contracts or programs already permitted by the Funds’ current restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends the proposed change.

Vote Required

Shareholders of each Fund are entitled to vote on each of Proposals 4.A through 4.J if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 4.A through 4.J with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Special Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote are represented at the Special Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares entitled to vote, whichever is less. If one or more of Proposal 4.A through 4.J is not adopted by a Fund’s shareholders, the corresponding current fundamental investment restriction(s) of that Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what action, if any, would be in the best interests of shareholders. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund.

If you are a shareholder of a Feeder Fund, your vote for each of Proposals 4.A through 4.J, as applicable, will apply (i) directly to the Proposal for the Feeder Fund, and (ii) indirectly to the Proposal for the corresponding Master Fund. If you are a shareholder of SSgA S&P 500 Index Fund, your vote for each of Proposal 4.A through 4.J, as applicable, will apply indirectly to the Proposal for the State Street Equity 500 Index Portfolio.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSALS 4.A THROUGH 4.J, AS APPLICABLE

PROPOSAL 5. TO MAKE THE FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN FUNDS NON-FUNDAMENTAL

Affected funds:

State Street Equity 500 Index Fund

State Street Institutional Tax Free Money Market Fund

State Street Equity 500 Index Portfolio

State Street Tax Free Money Market Portfolio

The chart below lists the investment objective of each affected Fund:

State Street Equity 500 Index Fund State Street Equity 500 Index Portfolio	The investment objective of the Fund is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index.

State Street Institutional Tax Free Money Market Fund State Street Tax Free Money Market Portfolio	The investment objective of the Fund is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”).

The investment objective of each affected Fund is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to make each affected Fund’s objective non-fundamental. If approved, this change will enable the Board to change an affected Fund’s investment objective without the necessity of a shareholder vote. SSgA FM recommended this change to the Board. SSgA FM has no present intention of recommending to the Board that it consider changing any of the affected Funds’ investment objectives as a result of this increased flexibility. However, making this change will empower the Trustees to approve changes to the Funds’ investment objectives in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. In addition, this change would bring the Funds in line with other funds in the SSgA FM Trusts and with what SSgA FM considers to be general current industry practice. If the Trustees were ever to approve a change to a Fund’s investment objective, shareholders would receive advance notice and the prospectus would be modified accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to a Fund’s investment objective.

If this Proposal is not adopted by a Fund’s shareholders, the affected Fund’s investment objective will remain fundamental and any future changes to the Fund’s investment objective will require shareholder approval.

Vote Required

Each affected Fund will vote separately on this Proposal. Approval of this Proposal for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Special Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote are represented at the Special Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares entitled to vote, whichever is less. All shares of a Fund vote together as a single class on this Proposal.

If you are a shareholder of State Street Institutional Tax Free Money Market Fund, your vote on Proposal 5 will apply (i) directly to the Proposal for State Street Institutional Tax Free Money Market Fund, and (ii) indirectly to the Proposal for State Street Tax Free Money Market Portfolio. If you are a shareholder of SSgA S&P 500 Index Fund, your vote for Proposal 5 will apply indirectly to the Proposal for the State Street Equity 500 Index Portfolio.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH AFFECTED FUND VOTE “FOR” PROPOSAL 5

GENERAL INFORMATION

Certain additional information regarding the Trusts, the Funds and the Special Meeting is presented below.

Who is asking for my vote?

The applicable Board is soliciting your vote for a Special Meeting of shareholders of the Feeder Trust, Master Trust and SSgA S&P 500 Index Fund.

Who are the Funds’ investment adviser, administrator and distributor?

SSgA Funds Managements, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each Fund and, as such, directs the management of each Fund’s investment portfolio as well as its business affairs. SSgA FM is a wholly-owned subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors, the investment management arm of State Street Corp.

SSgA FM also serves as administrator for the Master Trust and the Feeder Trust and is responsible for certain administrative services associated with day-to-day operations of the Funds. State Street Bank and Trust Company serves as administrator for SSgA Funds and is responsible for certain administrative services associated with day-to-day operations of the SSgA S&P 500 Index Fund. State Street Bank and Trust Company’s mailing address is 4 Copley Place, 5th Floor, Boston, Massachusetts 02116.

State Street Global Markets, LLC, an affiliate of the Adviser and a wholly owned subsidiary of State Street Corp., serves as the Funds’ distributor. The mailing address of the Distributor is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

How is my proxy being solicited?

The Trusts have retained Broadridge (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of approximately $32,000 which will be paid by the Adviser (or an affiliate). As the Special Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Proxy Solicitor. The Proxy Solicitor will execute proxies provided by shareholders via the Internet, mail or telephonically. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is provided, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the proxy ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the proxy ballot. Within approximately 72 hours of receiving telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at 1-800-997-7327. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Ellen Needham, President of the Trusts, and Ann Carpenter, Vice President of the Trusts, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a proxy ballot but did not vote on a Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the respective Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of the Trusts is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. With respect to the Feeder Trust, forty percent (40%) of the shares entitled to vote shall constitute a quorum. With respect to the Master Trust, thirty percent (30%) of the shares entitled to vote shall constitute a quorum. With respect to SSgA S&P 500 Index Fund, thirty percent (30%) of the shares entitled to vote shall constitute a quorum. Proposals 2, 3, 4 and 5 require a greater quorum. Proposal 2 requires the vote of a majority of the shares of the Feeder Trust entitled to vote, Proposal 3 requires the vote of two-thirds of the shares of the Master Trust outstanding and entitled to vote, and each of Proposal 4 and 5 requires the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. Any lesser number shall be sufficient for adjournments. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on October 31, 2013, the Record Date, will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of that Record Date. A prompt response on your part will help to ensure that your interests are represented. To the Trusts’ knowledge, as of the Record Date no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix G to this Proxy Statement. Appendix H sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

Any meeting of shareholders may, by action of the Chair of the meeting, be adjourned from time to time without notice other than announcement at the meeting at which the adjournment is taken with respect to one or more matters to be considered at such meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter. Any question of adjournment submitted to a vote of the shareholders of the Master Trust requires approval by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned and, if approved, such adjournment shall take place without further notice other than announcement at the meeting at which the adjournment is taken. Any question of adjournment submitted to a vote of the shareholders of SSgA Funds requires approval by a majority of the shares voted on the question and, if approved, such adjournment shall take place without further notice other than announcement at the meeting at which the adjournment is taken. With respect to the Feeder Trust, any question of adjournment of a shareholder meeting put to a shareholder vote requires the affirmative vote of a majority of the votes properly cast upon the question. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a Proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a Proposal against such an adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken for a Proposal prior to any adjournment if a quorum is present with respect to such Proposal and sufficient votes have been received for approval of such Proposal. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters (i) requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters, and (ii) requiring the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

Can shareholders submit proposals for consideration in a proxy statement?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including with respect to any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the Funds, unless the Trusts have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-647-7327. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the respective Trust in writing at One Lincoln Street, Boston, Massachusetts 02111-2900 or via telephone at 1-800-997-7327.

Who pays for this proxy solicitation?

The Funds will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and on that website, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card is requested.

Ellen Needham

President, State Street Institutional

Investment Trust, State Street

Master Funds, SSgA Funds

Boston, Massachusetts 02111-2900

APPENDIX A

STATE STREET MASTER FUNDS STATE STREET INSTITUTIONAL INVESTMENT TRUST

NOMINATING COMMITTEE CHARTER SEPTEMBER 19, 2013

Mission Statement

The Board of Trustees (each, a “Board”) of each of State Street Institutional Investment Trust and State Street Master Funds (each, a “Trust”) has adopted this charter to govern the activities of the Nominating Committee of each Board (each, a “Nominating Committee”). This Charter applies separately to each Trust, and the Board and Nominating Committee thereof, and shall be interpreted accordingly. Unless otherwise stated herein or required by the context, each singular reference herein to the Board, Trust and Nominating Committee shall be construed as a reference to each Trust or Board or Nominating Committee thereof, as applicable.

The Nominating Committee is a committee of the Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of the Board is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust.

The scope of the Nominating Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Committee shall consist entirely of those trustees who are not “interested persons,” within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), of the Trust; however, the Nominating Committee need not be comprised of all of the Independent Trustees.

The Nominating Committee may designate one or more members to serve as Chair or Co-Chair of the Nominating Committee, as the case may be, but need not make such a designation.

The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.	To make nominations for Independent Trustee membership on the Board. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

2.

When identifying potential nominees for a Board, the Nominating Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser, sub-advisers or administrator; (iv) shareholders of the Trust (see below); or (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee may consider qualified incumbent trustees of other trusts and/or funds managed and/or advised by SSgA Funds

Management, Inc. for the purpose of achieving fund board consolidations and related efficiencies or any other objective that it determines to be in the best interests of the Trust and its shareholders. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Trust’s expense to identify potential candidates.

3.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

4.	To review Nominating Committee Chair or Co-Chair assignments and Nominating Committee assignments periodically.

5.	To consider the structure, operations and effectiveness of the Nominating Committee and review this Charter periodically.

6.	To meet as frequently and at such times as circumstances dictate.

7.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Committee to perform its duties.

The Nominating Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust.

Adopted by State Street Institutional Investment Trust

Board of Trustees on September 19, 2013

Adopted by State Street Master Funds

Board of Trustees on September 19, 2013

Procedures for Shareholders to Submit Nominee Candidates

(As of September 19, 2013)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

APPENDIX B

STATE STREET MASTER FUNDS STATE STREET INSTITUTIONAL INVESTMENT TRUST

(each a “Trust”)

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Statement of Policy

The Audit Committee shall oversee the Trust’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee shall oversee the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements. The Audit Committee shall select, oversee and set the compensation of the Trust’s independent accountants and act as a liaison between the Trust’s independent accountants and the Board of Trustees.

The Audit Committee’s role is limited to oversight. Trust management is responsible for fund accounting and internal control systems and the independent accountants are responsible for conducting a proper audit of the Trust’s financial statements.

Membership

The Audit Committee shall be comprised of as many Trustees as the Board of Trustees shall determine, none of whom shall be an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Responsibilities and Duties

The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee’s ability to react to changing conditions and to generally discharge its functions. The following listed committee responsibilities describe areas of attention in broad terms.

The Audit Committee shall:

1.        Act as a liaison between the Trust’s independent accountants and the Board of Trustees.

2.        Select, retain or terminate the Trust’s independent accountants based on an evaluation of their independence and nature and performance of the audit services and other services.

3.        Receive specific representations from the independent accountants as to their independence.

4.        Review and approve the fees charged by the independent accountants for audit and non-audit services.

5.        Review with the independent accountants arrangements for and scope of annual audit and any special audits including the form of any opinion proposed to be rendered to the Board of Trustees and shareholders.

6.        Discuss with the independent accountants any matters of concern relating to the Trust’s financial statements.

7.        Discuss with the independent accountants their judgments about the quality and objectivity of the Trust’s financial reporting.

8.        Consider with the independent accountants their comments on the Trust’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including the effect on the Trust of any recommendation of changes in accounting principles or practices by management or the independent accountants.

9.        Review with the independent accountants the form of opinion to be rendered to the Board of Trustees and the shareholders.

10.        Review and pre-approve all of the audit and non-audit services proposed to be provided to the Trust by the independent accountants.

11.        Review and pre-approve all non-audit services proposed to be provided by the Trust’s independent accountants to the investment adviser or any of its subsidiaries or affiliates that provide services to the Trust.

12.        Investigate any improprieties or suspected improprieties in Trust financial and accounting operations.

13.        Report to the Board of Trustees regularly on the Audit Committee’s activities and make any necessary recommendations as to the Trust’s accounting and financial reporting policies, practices and its internal controls.

14.        Recommend any changes to this Charter to the Board of Trustees as necessary.

15.        Review with counsel legal and regulatory matters that have a material impact on the Trust’s financial and accounting reporting policies, practices or its internal controls.

16.        Perform such other functions consistent with this Charter, the Trust’s By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

Pre-Approval Requirements

Pre-Approval Requirements. Before the independent accountants are engaged by the Trust to render audit or non-audit services, either:

1.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

2.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Trust management) and at least once annually with the representatives of Trust management responsible for the financial and accounting operations of the Trust. The Audit Committee shall hold special meetings when and if circumstances require.

Outside Resources and Assistance from Management

The appropriate officers of the Trust shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee, at the expense of the Trust.

Adopted: February 14, 2001

Amended: May 22, 2003

APPENDIX C

FEEDER TRUST

DECLARATION OF TRUST COMPARISON CHART

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
I.	Shareholder Rights

1.	Quorum and Required Vote (Feeder Trust’s Current Declaration, Article III, Section 6(e), Article V, Section 3; Feeder Trust’s Proposed Declaration, Article V, Sections 1 and 3)	Except when a larger quorum is required by law, by the Bylaws or by the Feeder Trust’s Current Declaration, 40% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series or classes is to vote as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 40% of the shares of each such class entitled to vote shall constitute a quorum at a shareholders’ meeting of that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Feeder Trust’s Current Declaration or the Bylaws or by law. If any question on which the shareholders are entitled to vote would adversely affect the rights of any series or class of shares, the vote of a majority (or such larger vote as is required as aforesaid) of the shares of such series or class which are entitled to vote, voting separately, shall also be required to decide such question.	Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting, except that where any provision of law or of the Feeder Trust’s Proposed Declaration or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of the Feeder Trust’s Proposed Declaration or the Bylaws, a majority of the shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
2.	Shareholder Voting Rights (Feeder Trust’s Current Declaration, Article V, Section 1, Article III, Section 6(g); Feeder Trust’s Proposed Declaration, Article V, Section 1)

The shareholders shall have power to vote only

(1) for the election of Trustees as provided in Article IV, Section 1,[3]

(ii) with respect to any amendment of the Feeder Trust’s Current Declaration to the extent and as provided in Article VIII, Section 8,[4]

(iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Feeder Trust or the shareholders,

The shareholders shall have power to vote only

(i) for the election or removal of Trustees as provided in Article IV, Section 1 of the Feeder Trust’s Proposed Declaration,[3]

(ii) with respect to any amendment of the Feeder Trust’s Proposed Declaration to the extent and as provided in Article IX, Section 8 of the Feeder Trust’s Proposed Declaration,[4]

(iii) with respect to any termination of the Feeder Trust to the extent and as provided in Article IX, Section 4 of the Feeder Trust’s Proposed Declaration (for the avoidance of any doubt, shareholders shall have no separate right to vote with respect to the termination of the Feeder Trust if the

[3]	Pursuant to Article IV, Section 1 of the Feeder Trust’s Current Declaration, shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. Similarly, Article IV, Section 1 of the Feeder Trust’s Proposed Declaration provides that shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law. Under the Feeder Trust’s Proposed Declaration, shareholders would retain their right under the Feeder Trust’s Current Declaration to remove Trustees. Under each of the Feeder Trust’s Current Declaration and the Feeder Trust’s Proposed Declaration, shareholders may remove any Trustee from office by vote of the holders of two-thirds of the outstanding shares at a meeting of shareholders called for the purpose of considering the removal of the Trustee, or by declaration in writing signed by the holders of two-thirds of the outstanding shares filed with the Feeder Trust’s custodian.
[4]	Under the Feeder Trust’s Current Declaration, subject to certain limited exceptions, shareholders generally have the right to vote on amendments to the declaration of trust. For example, the Trustees have the authority to amend the declaration of trust without shareholder approval to add to, delete, replace or otherwise modify any provisions relating to the Feeder Trust’s shares in order to comply with applicable law or designate and establish series or classes of shares. The Feeder Trust’s Proposed Declaration would expand, to a certain extent, the authority of the Trustees to amend the declaration of trust without shareholder approval. Under the Feeder Trust’s Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would affect shareholders’ right to vote granted in Article V, Section 1 of the Feeder Trust’s Proposed Declaration (described in the accompanying text), and any amendment that is required by law to be approved by shareholders and subject to a few further limitations. For additional information, please see item (5) of this chart and item (4) of Proposal 2 of the proxy statement.

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

(iv) with respect to the termination of the Feeder Trust or any series or class to the extent and as provided in Article VIII, Section 4,[5]

(v) to remove Trustees from office to the extent and as provided in Article V, Section 7[3] and

(vi) with respect to such additional matters relating to the Feeder Trust as may be required by the Feeder Trust’s Current Declaration, the Bylaws or any registration of the Feeder Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Trustees exercise their right to terminate the Feeder Trust pursuant to Article IX, Section 4 of the Feeder Trust’s Proposed Declaration),[5] and

(iv) with respect to such additional matters relating to the Feeder Trust as may be required by law, the Feeder Trust’s Proposed Declaration, or the Bylaws, or as the Trustees may consider necessary or desirable.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

On any matter submitted to a vote of shareholders, all shares of the Feeder Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when

[3]	Pursuant to Article IV, Section 1 of the Feeder Trust’s Current Declaration, shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. Similarly, Article IV, Section 1 of the Feeder Trust’s Proposed Declaration provides that shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law. Under the Feeder Trust’s Proposed Declaration, shareholders would retain their right under the Feeder Trust’s Current Declaration to remove Trustees. Under each of the Feeder Trust’s Current Declaration and the Feeder Trust’s Proposed Declaration, shareholders may remove any Trustee from office by vote of the holders of two-thirds of the outstanding shares at a meeting of shareholders called for the purpose of considering the removal of the Trustee, or by declaration in writing signed by the holders of two-thirds of the outstanding shares filed with the Feeder Trust’s custodian.
[5]	Pursuant to Article VIII, Section 7 of the Feeder Trust’s Current Declaration, shareholders have the right to terminate the Feeder Trust at any time by vote of at least 66 2⁄3% of the shares of each series entitled to vote and voting separately by series. Under the Feeder Trust’s Current Declaration, shareholders also have the right to terminate any series or class by vote of at least 66 2⁄3% of the shares of that series or class. The Feeder Trust’s Proposed Declaration would remove shareholders’ right under the Feeder Trust’s Current Declaration to terminate a class of a series of the Feeder Trust. The Feeder Trust’s Proposed Declaration would retain shareholders’ right under the Feeder Trust’s Current Declaration to terminate the Feeder Trust or a series thereof by vote of shareholders. For additional information, please see item (6) of this chart.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting, receipt of dividends and distributions, redemption of shares and termination of the Feeder Trust.

On any matter submitted to a vote of shareholders, all shares of the Feeder Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or class of shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, Shares shall be voted by individual series or class and (2) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

Notwithstanding any of the other provisions of the Feeder Trust’s Current Declaration, including, without limitation, Section 1 of Article V, the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected.

There shall be no cumulative voting in the election of Trustees.

required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

There shall be no cumulative voting in the election of Trustees.

3.	Shareholder Meetings (Feeder Trust’s Current Declaration, Article V, Section 2; Feeder Trust’s Proposed Declaration, Article V, Section 2)	Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by the Feeder Trust’s Current Declaration or by the Bylaws. Meetings of the shareholders may also be called by	Meetings of the shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of such series or classes as herein provided or for such other purposes as may be

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
	the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of shareholders may be held at any place designated by the Trustees. Notice of any meeting of shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the shareholder’s address as it appears on the records of the Feeder Trust, or by facsimile or other electronic transmission, at least seven days before such meeting; to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Feeder Trust (or its agent) by the shareholder. Whenever notice of a meeting is required to be given to a shareholder under the Feeder Trust’s Current Declaration or the Bylaws, a written waiver thereof, executed before or after the meeting by such shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.	prescribed by law, by the Feeder Trust’s Proposed Declaration or by the Bylaws. Meetings of the shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of shareholders may be held at any place within or without Massachusetts designated by the Trustees. Notice of any meeting of shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting, at the shareholder’s address as it appears on the records of the Feeder Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address as it appears on the records of the Feeder Trust. Whenever notice of a meeting is required to be given to a shareholder under the Feeder Trust’s Proposed Declaration or the Bylaws, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to a shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
4.	Shareholder Communications (Feeder Trust’s Current Declaration, Article V, Section 7; Feeder Trust’s Proposed Declaration, N/A)

The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares having a net asset value of at least 1 per centum of the outstanding shares, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting pursuant to this Section and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Feeder Trust; or (b) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of transmitting to them the proposed communication and form of request.

If the Trustees elect to follow the course specified in clause (b), the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmittal, shall, with reasonable promptness, transmit such material to all shareholders of record at their addresses as recorded on the books of the Feeder Trust (or at the telephone

No corresponding provision.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

or facsimile number or e-mail or other electronic address most recently furnished to the Feeder Trust (or its agent) by the shareholder), unless within five business days after such tender the Trustees shall transmit to such applicants and file with the Commission, together with a copy of the material proposed to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. If the Commission shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall transmit copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

5.	Declaration of Trust Amendment Procedure (Feeder Trust’s Current Declaration, Article VIII, Section 8; Feeder Trust’s Proposed Declaration, Article IX, Section 8)	General Authority of Trustees: The Feeder Trust’s Current Declaration may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the shares entitled to vote with respect to such amendment, except that amendments described in Article III, Section 5 or Article III, Section 6 hereof or having the purpose of changing the name of	General Authority of Trustees: Except as specifically provided in the Feeder Trust’s Proposed Declaration, the Trustees may amend or otherwise supplement the Feeder Trust’s Proposed Declaration by making an amendment, a declaration of trust supplemental hereto or an amended and restated declaration of trust by an instrument in writing executed by a majority of the Trustees. Without limiting the

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

the Feeder Trust or of any series or class of shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

Shareholder Rights: Under the Feeder Trust’s Current Declaration, shareholders generally have the right to vote on amendments to the declaration of trust, except in the circumstances delineated above.

Other amendment provisions/limitations on Trustee authority: No corresponding provision.

foregoing or shareholder rights set forth below, the Trustees may, without any shareholder vote, amend the Feeder Trust’s Proposed Declaration (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Feeder Trust’s Proposed Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no shares of such series or class outstanding at that time.

Shareholder Rights: Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V, Section 1 of the Feeder Trust’s Proposed Declaration; (ii) as may be required by law to be approved by shareholders; and (iii) submitted to them by the Trustees. Except as otherwise specifically provided in the Feeder Trust’s Proposed Declaration, any amendment on which shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Trustees to be affected shall be required.

Other amendment provisions/limitations on Trustee authority: Nothing contained in the Feeder Trust’s Proposed Declaration shall permit the amendment of the Feeder Trust’s Proposed Declaration (i) to impair the exemption from personal liability of the shareholders, former shareholders, Trustees or former Trustees, (ii) to permit assessments upon shareholders of the Feeder Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

6.	Termination of Trust, Series and Classes (Feeder Trust’s Current Declaration, Article VIII, Section 4; Feeder Trust’s Proposed Declaration, Article IX, Section 4)	Unless terminated as provided herein, the Feeder Trust shall continue without limitation of time. The Feeder Trust may be terminated at any time by vote of at least 66 -2⁄3% of the shares of each series entitled to vote and voting separately by series, or by the Trustees by written notice to the shareholders. Any series or class may be terminated at any time by vote of at least 66 -2⁄3% of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class.	Unless terminated as provided herein, the Feeder Trust shall continue without limitation of time. The Feeder Trust may be terminated at any time by vote of at least 66 -2⁄3% of the shares of each series, voting separately by series, or by the Trustees by written notice to the shareholders. Any series may be terminated at any time by vote of at least 66 -2⁄3% of the shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the shareholders of that series or class. Nothing in the Feeder Trust’s Proposed Declaration or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the shareholders of such series or class, whether or

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
not such shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.
7.	Inspection of Books and Records (Feeder Trust’s Current Declaration, N/A; Feeder Trust’s Proposed Declaration, Article V, Section 5)	No corresponding provision.	No shareholder shall have any right to examine any books or records of the Feeder Trust if the Feeder Trust determines that the examination will for any reason be adverse to the interests of the Feeder Trust. The Feeder Trust’s determination that the examination would be adverse to the interests of the Feeder Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Feeder Trust if such person is not a shareholder of the applicable series or class of shares for all relevant periods including without limitation when the demand to examine any books or records of the Feeder Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Feeder Trust, or during the period of any examination of the books or records of the Feeder Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Feeder Trust may establish in regard thereto.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
II.	Trustee Rights and Powers

8.	Merger, Consolidation and Sale of Assets (Feeder Trust’s Current Declaration, Article VIII, Section 5, Article III, Section 6(i); Feeder Trust’s Proposed Declaration Article IX, Section 5, Article III, Section 1)

The Trustees may cause the Feeder Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding shares; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

The Trustees shall have the authority, without the approval of the shareholders of any series or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more series or attributable to any class into assets and liabilities belonging to a single series or attributable to a single class.

The Feeder Trust, or any one or more series of the Feeder Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Feeder Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Feeder Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Feeder Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Feeder Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of the Feeder Trust or relevant series.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

The Trustees also may from time to time, without shareholder approval, combine the shares of two or more series into a single series or the shares of two or more classes of any series into a single class.

9.	Trustees’ Authority to Hire Subadvisors (Feeder Trust’s Current Declaration, Article IV, Section 7; Feeder Trust’s Proposed Declaration, Article IV, Section 6)	Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Feeder Trust or for any series or class with State Street Global Advisors, a division of State Street Bank and Trust Company or any other corporation, trust, association or other organization (the “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Feeder Trust shall be held uninvested and to make changes in the Feeder Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.	The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Feeder Trust shall be held uninvested and to make changes in the Feeder Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
10.	Distributions of Net Income (Feeder Trust’s Current Declaration, Article VI, Section 1; Feeder Trust’s Proposed Declaration, Article VI, Section 1)	The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the shareholders of each series, in shares of that series, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such series and may from time to time distribute to the shareholders of each series, in shares of that series, cash or otherwise, such additional amounts, but only from the assets belonging to such series, as they may authorize. Except as otherwise permitted by paragraph (c) of Section 6 of Article III in the case of series that offer multiple classes, all dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders and recorded on the books of the Feeder Trust at the date and time of record established for the payment of such dividend or distributions.

The Trustees may each year, or more frequently if they so determine, distribute to the shareholders of each series out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the shareholders of a particular series shall be made to said shareholders pro rata in proportion to the number of shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of that series, and any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. Such distributions shall be made in cash, shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determinations shall be binding upon the shareholders.

11.	Shareholder Redemptions and Redemption by Trust (Feeder Trust’s Current Declaration, Article VI, Sections 2 and 3; Feeder Trust’s Proposed Declaration, Article VI, Sections 2 and 3)	The Feeder Trust shall purchase such shares as are offered by any shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Feeder Trust or a person designated by the Feeder Trust that the Feeder Trust purchase such shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Feeder Trust will pay therefor the net asset value thereof, as determined	The Feeder Trust shall purchase such shares as are offered by any shareholder for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Feeder Trust or a person designated by the Feeder Trust that the Feeder Trust purchase such shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Feeder Trust will pay therefor the net asset

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

in accordance with the Bylaws, next determined. Payment for said shares shall be made by the Feeder Trust to the shareholder within seven days after the date on which the request is made.

The Feeder Trust shall have the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Feeder Trust or of any series or class.

value thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees.

The Feeder Trust shall have the right at its option and without a vote of the shareholders at any time and for any or no reason to redeem all or a portion of the shares of any shareholder at the net asset value thereof as determined in accordance with the Feeder Trust’s Proposed Declaration and the Bylaws, including, but not limited to: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Feeder Trust equal to or in excess of a percentage of the outstanding shares of the Feeder Trust or the aggregate net asset value of the Feeder Trust determined from time to time by the Trustees; or (iv) if the Feeder Trust determines that such shareholder is engaging in conduct that is harmful to the Feeder Trust or any series or class; or (v) that such shareholder’s continued participation in the Feeder Trust would cause, or in the judgment of the Trustees threatens to cause, the Feeder

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such shareholder’s continued participation in the Feeder Trust may cause the Feeder Trust to be required to withhold on distributions to such shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Feeder Trust otherwise determines such redemption to be necessary or appropriate.

12.	Record Dates (Feeder Trust’s Current Declaration, Article V, Section 5; Feeder Trust’s Proposed Declaration, N/A)	For the purpose of determining the shareholders of any series or class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders, as the record date for determining the shareholders of such series or class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Feeder Trust after the record date. For the purpose of determining the shareholders of any series or class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the shareholders of such series or class having the right to receive such dividend or distribution. Without	No corresponding provision.

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more series or classes for all or any part of the period prior to a meeting of shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different series or classes.

13.	Trustees’ Term of Office (Feeder Trust’s Current Declaration, Article IV, Section 1; Feeder Trust’s Proposed Declaration, Article IV, Section 1)

Each Trustee shall serve during the continued lifetime of the Feeder Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Each Trustee shall serve during the continued lifetime of the Feeder Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.
III.	Other

14.	Derivative Actions (Feeder Trust’s Current Declaration, Article III, Section 9; Feeder Trust’s Proposed Declaration, Article III, Section 5)	No shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Feeder Trust or any series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Feeder Trust or series would otherwise result. Such demand shall be mailed to the Secretary of the Feeder Trust at the Feeder Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Feeder Trust. In their sole discretion, the Trustees

The purpose of Section 5 of the Feeder Trust’s Proposed Declaration is to protect the interests of the Feeder Trust and the shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Feeder Trust and shareholders as a result of spurious shareholder demands and derivative actions.

(a) No shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Feeder Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining shareholder was a

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
may submit the matter to a vote of shareholders of the Feeder Trust or series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Feeder Trust or a series shall be subject to the right of the shareholders under Article V, Section 1 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time, and subsequently remains a shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii) The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Feeder Trust other than the class or series that the shareholder owns pursuant to subsection (i) above;

(iii) Prior to the commencement of such derivative action, the complaining shareholder has made a written demand on the Feeder Trust, mailed to the Secretary of the Feeder Trust at the Feeder Trust’s principal office, requesting that the Trustees cause the Feeder Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

shareholder to support the allegations made in the demand;

(iv) The period described in subsections (b) or (e) below has elapsed, unless the Feeder Trust notifies the complaining shareholder by an earlier date of the Feeder Trust’s response to the demand; and

(v) The Feeder Trust has not notified the complaining shareholder of any determination by the Trustees or the shareholders pursuant to this Section 5 that would preclude the complaining shareholders from commencing or maintaining the derivative action.

(b) Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Feeder Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining shareholder.

(c) Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Feeder Trust or any series or class thereof who is not an Interested Person of the Feeder Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Feeder Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a shareholder, no material personal benefit that is not shared pro rata with other shareholders of the series or class of which the Trustee is a shareholder.

(d) Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Feeder Trust, or to submit the matter to a vote of shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e) In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Feeder Trust or any affected series or class to a vote of shareholders of the Feeder Trust or any affected series or class. Notice of any such decision to submit the matter to a vote of shareholders

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

shall be sent to the complaining shareholder. The Feeder Trust shall notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

15.	Direct Actions (Feeder Trust’s Current Declaration, N/A; Feeder Trust’s Proposed Declaration, Article III, Section 7)	No corresponding provision.	No class of shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Feeder Trust or the Trustees predicated upon an express or implied right of action under the Feeder Trust’s Proposed Declaration or the 1940 Act or other federal securities laws, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of shareholders or single shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Feeder Trust at the Feeder Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of shareholders or single shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Feeder Trust. In their sole discretion, the Trustees may submit the matter to

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

a vote of shareholders of the Feeder Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the class of shareholders or single shareholder seeking authorization.

16.	Mechanics for Establishing or Abolishing a Series or Class (Feeder Trust’s Current Declaration, Article III, Section 5, Article III, Section 6(j), Article VIII, Section 6; Feeder Trust’s Proposed Declaration, Article IX, Section 6)

The establishment and designation of any series of shares in addition to the series established and designated in Section 6 of this Article III shall be effective upon the execution by a majority of the then Trustees of an amendment to the Feeder Trust’s Current Declaration, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. The establishment and designation of any class of shares shall be effective upon either the execution by a majority of the then Trustees of an amendment to the Feeder Trust’s Current Declaration or the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such amendment or resolution.

At any time that there are no shares outstanding of any particular series previously established and designated, the Trustees may amend the Feeder Trust’s Current Declaration to

There is no explicit requirement that an amendment to the Feeder Trust’s Proposed Declaration is required to establish and designate series or abolish series previously established and designated.

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Feeder Trust where it may be inspected by any shareholder. Anyone dealing with the Feeder Trust may rely on a certificate by an officer of the Feeder Trust as to any matters in connection with the Feeder Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Feeder Trust to be a copy of this instrument or of any amendments to the Feeder Trust’s Proposed Declaration. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

abolish that series and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided above for the establishment and designation of series. At any time that there are no shares outstanding of any particular class previously established and designated of a series that offers multiple classes, the Trustees may abolish that class and rescind the establishment and designation thereof, either by amending the Feeder Trust’s Current Declaration in the manner provided above for the establishment and designation of classes (if such class was established and designated by an amendment to the Feeder Trust’s Current Declaration), or by vote or written consent of a majority of the then Trustees (if such class was established and designated by Trustee vote or written consent).

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Feeder Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Feeder Trust with the Secretary of the Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Feeder Trust may rely on a certificate by an officer of the Feeder Trust as to whether or not any such amendments have been made and as to any matters in connection with the Feeder Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Feeder Trust to be a copy of this instrument or of any

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

17.	Uniform Trustee Standard of Care (Feeder Trust’s Current Declaration, Article VIII, Section 2; Feeder Trust’s Proposed Declaration, Article IX, Section 2)	The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Feeder Trust’s Current Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Feeder Trust’s Proposed Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or

	Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

18.	Trustee Indemnification (Feeder Trust’s Current Declaration, N/A; Feeder Trust’s Proposed Declaration, Article VIII)

The Feeder Trust’s Current Declaration does not discuss Trustee Indemnification.

The indemnification provisions appear in Article 4 of the current Bylaws:

4.1 Trustees, Officers, etc. The Feeder Trust shall indemnify each of its Trustees and officers (including persons who serve at the Feeder Trust’s request as directors, officers or trustees of another organization in which the Feeder Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such

The Feeder Trust shall indemnify each of its Trustees and officers, including persons who serve at the Feeder Trust’s request as directors, officers or trustees of another organization in which the Feeder Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Feeder Trust and except that no Covered Person shall be indemnified against any liability to the Feeder Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Feeder Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Feeder Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

4.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Feeder Trust or that such Covered Person’s action was at least not opposed to the best interests of the Feeder Trust and except that no Covered Person shall be indemnified against any liability to the Feeder Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Feeder Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Feeder Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Feeder Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

expenses shall be provided unless such compromise shall be approved as in the best interests of the Feeder Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Feeder Trust and that such indemnification would not protect such person against any liability to the Feeder Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Feeder Trust or that such Covered Person’s action was at least not opposed to the best interests of the Feeder Trust or (b) is liable to the Feeder Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Feeder Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Feeder Trust or to have been liable to the Feeder Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

4.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term “Covered Person” shall include such person’s heirs, executors and administrators; an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a “disinterested Trustee” or “disinterested person” is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Feeder Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Feeder Trust to purchase and maintain liability insurance on behalf of any such person.

best interests of the Feeder Trust or that such Covered Person’s action was at least not opposed to the best interests of the Feeder Trust and that such indemnification would not protect such Covered Person against any liability to the Feeder Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Feeder Trust or that such Covered Person’s action was at least not opposed to the best interests of the Feeder Trust and that such indemnification would not protect such Covered Person against any liability to the Feeder Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)

good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Feeder Trust or that such Covered Person’s action was at least not opposed to the best interests of the Feeder Trust or to have been liable to the Feeder Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Feeder Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonably belief that such Covered Person’s action was in the best interests of the Feeder Trust or that such Covered Person’s action was at least not opposed to the best interests of the Feeder Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee

Issue	Current Declaration of Trust Provision (the “Feeder Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Feeder Trust’s Proposed Declaration”)
who is not an “interested person” of the Feeder Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Feeder Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Feeder Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

*	Please note that the provisions in the chart have been edited to enhance their readability. The chart is qualified entirely by reference to the Feeder Trust’s Current Declaration and form of Feeder Trust’s Proposed Declaration. Capitalized terms not otherwise defined in the chart shall have the meaning ascribed to them in the applicable declaration of trust.

APPENDIX D

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE FEEDER TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST, made on this [[    ]] day of [[    ]], amending and restating the Agreement and Declaration of Trust dated February 16, 2000 (the “Existing Declaration of Trust”),

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby amend and restate the Existing Declaration of Trust to read in its entirety as follows and do declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Name

Section 1. This Trust shall be known as “[[    ]],” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by the Existing Declaration of Trust, as amended from time to time, including by this Amended and Restated Agreement and Declaration of Trust;

(b) “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i) The term “series” or “series of Shares” refers to the one or more separate series of Shares established by the Trustees from time to time; and

(j) The term “class” or “class of Shares” refers to the various classes of Shares of any series established by the Trustees from time to time.

(k) “Code” means the Internal Revenue Code of 1986, as amended.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors one or more investment programs and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III

Shares

Division of Beneficial Interest

Section 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Bylaws. The number of Shares of the Trust and of any series and classes of the Trust authorized shall be unlimited, except as the Bylaws may otherwise provide or as the Trustees may otherwise determine, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees also may from time to time, without Shareholder approval, combine the Shares of two or more series into a single series or the Shares of two or more classes of any series into a single class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of a series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong solely to that series of Shares for all purposes, subject only to the rights of creditors of such series, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Derivative Claims

Section 5. The purpose of this Section 5 is to protect the interests of the Trust and the Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and Shareholders as a result of spurious shareholder demands and derivative actions.

(a) No Shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining Shareholder was a Shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time, and subsequently remains a Shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii) The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Trust other than the class or series that the Shareholder owns pursuant to subsection (i) above;

(iii) Prior to the commencement of such derivative action, the complaining Shareholder has made a written demand on the Trust, mailed to the Secretary of the Trust at the Trust’s principal office, requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand;

(iv) The period described in subsections (b) or (e) below has elapsed, unless the Trust notifies the complaining Shareholder by an earlier date of the Trust’s response to the demand; and

(v) The Trust has not notified the complaining Shareholder of any determination by the Trustees or the Shareholders pursuant to this Section 5 that would preclude the complaining Shareholders from commencing or maintaining the derivative action.

(b) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining Shareholder.

(c) Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Trust or any series or class thereof who is not an Interested Person of the Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders of the series or class of which the Trustee is a Shareholder.

(d) Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Trust, or to submit the matter to a vote of Shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e) In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Trust or any affected series or class to a vote of Shareholders of the Trust or any affected series or class. Notice of any such decision to submit the matter to a vote of Shareholders shall be sent to the complaining Shareholder. The Trust shall notify the complaining Shareholder of the results of such Shareholders’ vote, which shall be binding upon Shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

Status of Shares and Limitation of Personal Liability

Section 6. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party to this Declaration of Trust and the Bylaws. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Direct Claims

Section 7. No class of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration of Trust or the 1940 Act or other federal securities laws, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of Shareholders or single Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Shareholders or single Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the class of Shareholders or single Shareholder seeking authorization.

ARTICLE IV

The Trustees

Election, Tenure and Removal

Section 1. The Trustees as of the date hereof shall be [[    ]] and [[    ]]. A Trustee may be elected either by the Trustees or by the Shareholders. From time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees. Any Trustee may be removed from office, for any reason or for no reason, (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting of Shareholders called for the purpose of considering the removal of the Trustee, (ii) by declaration in writing signed by the holders of two-thirds of the outstanding Shares filed with the Trust’s custodian; or (iii) by vote of a majority of the remaining Trustees and a majority of the remaining Trustees who are not Interested Persons of the Trust, specifying the date when such removal shall become effective. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove, with or without cause, such Trustees and officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, or purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds or other property;

(l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust’s or a series’ business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring any or all of the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including, without limitation, any action taken or omitted that may be determined to constitute negligence, or gross negligence, in each case, whether or not the Trust would have the power to indemnify such person against such liability;

(n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o) Generally, to adopt and cause the implementation of such policies, procedures, guidelines or directives as they deem necessary or appropriate, in their sole discretion, relating to the governance, operation and related matters of the Trust;

(p) To organize, and transfer assets of the Trust into and out of, subsidiaries of the Trust or any series thereof; and

(q) To engage in any other lawful act or activity.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust

Section 4. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares, as determined by the Trustees or the President or the Treasurer of the Trust, shall be payable solely out of the assets of that series and may, as the Trustees or such officer from time to time may determine, be allocated to a particular class of Shares of a series or apportioned among two or more classes of Shares of a series.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Agent for Service of Process

Section 7. The name and address of the resident agent of the Trust on the date hereof in The Commonwealth of Massachusetts is [[    ]].

ARTICLE V

Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this Declaration of Trust, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8 of this Declaration of Trust, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of this Declaration of Trust (for the avoidance of any doubt, Shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of this Declaration of Trust), and (iv) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, or the Bylaws, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, Shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares of the Trust are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Declaration of Trust, the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state. Until Shares of any series or class are issued, the Trustees may exercise all rights of Shareholders of that series or class, respectively, and may take any action permitted or required of the Shareholders of that series or class by law, this Declaration of Trust or the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state.

Meetings

Section 2. Meetings of the Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or without Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to a Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required to act on such matter) or, as applicable, holding a majority of the Shares of any series or class entitled to vote separately on the matter (or such larger proportion as aforesaid) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Inspection of Books and Records

Section 5. No Shareholder shall have any right to examine any books or records of the Trust if the Trust determines that the examination will for any reason be adverse to the interests of the Trust. The Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Trust if such person is not a Shareholder of the applicable series or class of Shares for all relevant periods including without limitation when the demand to examine any books or records of the Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Trust, or during the period of any examination of the books or records of the Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Trust may establish in regard thereto.

Additional Provisions

Section 6. The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

ARTICLE VI

Distributions, Redemptions and Repurchases

Distributions

Section 1. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of any series solely out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determinations shall be binding upon the Shareholders.

Redemptions and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular class or series of Shares, or as the Trustees may otherwise determine, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligations set forth in this Section 2 may be suspended or postponed from time to time or at any time in the discretion of the Trustees in accordance with applicable law and regulation, including determinations, exemptions, pronouncements, and regulatory relief issued or promulgated by appropriate governmental authorities. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption, purchase or repurchase may be made in cash or in other property, or any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities or other property selected for delivery as all or part of any such payment.

Redemption at the Option of the Trust

Section 3. The Trust shall have the right at its option and without a vote of the Shareholders at any time and for any or no reason to redeem all or a portion of the Shares of any Shareholder at the net asset value thereof as determined in accordance with this Declaration of Trust and the Bylaws, including, but not limited to: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust equal to or in excess of a percentage of the outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; or (iv) if the Trust determines that such Shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (v) that such Shareholder’s continued participation in the Trust would cause, or in the judgment of the Trustees threatens to cause, the Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such Shareholder’s continued participation in the Trust may cause the Trust to be required to withhold on distributions to such Shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Trust otherwise determines such redemption to be necessary or appropriate.

Determination of Net Asset Value

Section 4. Determinations of net asset value of any Shares of any series or class made by Trustees or their designees shall be binding on all parties concerned.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX

Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or, to the extent that the liability relates to assets of a particular series or class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of such Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees or any Trustee, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which such note, bond, contract, instrument, certificate or undertaking is made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders or any other person individually.

Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification or right or privilege to which such Trustee would otherwise be entitled.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66 -2⁄3% of the Shares of each series, voting separately by series, or by the Trustees by written notice to the Shareholders. Any series may be terminated at any time by vote of at least 66 -2⁄3% of the Shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the Shareholders of that series or class. Nothing in this Declaration of Trust or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the Shareholders of such series or class, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.

Upon termination of the Trust (or any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute them to the Shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of Shares of that series (or class, as the case may be) held by the several Shareholders on the date of termination.

Reorganizations

Section 5. The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant series.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any amendments hereto. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 8.

(a) Except as specifically provided in this Declaration of Trust, the Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V Section 1 hereof; (ii) as may be required by law to be approved by Shareholders; or (iii) submitted to them by the Trustees. Notwithstanding the preceding sentence, the Trustees may, without any Shareholder vote, amend this Declaration of Trust (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Code, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no Shares of such series or class outstanding at that time. Except as otherwise specifically provided in this Declaration of Trust, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding Shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the Shares of such affected series or class outstanding and entitled to vote, and no vote of Shareholders of a series or class not determined by the Trustees to be affected shall be required.

(b) Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees or former Trustees, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

IN WITNESS WHEREOF, each undersigned has hereunto set his or her hand and seal for himself and his assigns, as of the day and year first above written.

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APPENDIX E

MASTER TRUST

DECLARATION OF TRUST COMPARISON CHART

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
I.	Shareholder Rights

1.	Required Vote (Master Trust’s Current Declaration, Section I.2(k); Master Trust’s Proposed Declaration, Article V, Section 3)	The Master Trust’s Current Declaration does not provide a default required vote. Rather, it provides the vote required for specific actions, such as when interestholders vote with respect to the removal of Trustees, an amendment to the Master Trust’s Current Declaration, liquidation of a series of the Master Trust or termination of the Master Trust or a series thereof or incorporation of the Master Trust. Interestholders’ right to vote on these matters, including the required vote, is discussed in item (2) immediately below and in items (3), (4), (9) and (14) of this chart.	Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting, except that where any provision of law or of the Master Trust’s Proposed Declaration or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of the Master Trust’s Proposed Declaration or the Bylaws, a majority of the shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
2.	Shareholder Voting Rights (Master Trust’s Current Declaration, Sections II.2, II.3, VI.4(g), IX.2, IX.3 and IX.5; Master Trust’s Proposed Declaration, Article V, Section 1)

The Master Trust’s Current Declaration does not contain a section that lists interestholder voting rights. Through various provisions, the Master Trust’s Current Declaration provides that interestholders have the right to vote:

(i) for the election and removal of Trustees as provided in Sections II.2 and II.3,[6]

(ii) with respect to amendments to the Master Trust’s Current Declaration to the extent and as provided in Section IX.3,[7]

The shareholders shall have power to vote only

(i) for the election or removal of Trustees as provided in Article IV, Section 1 of the Master Trust’s Proposed Declaration,[6]

(ii) with respect to any amendment of the Master Trust’s Proposed Declaration to the extent and as provided in Article IX, Section 8 of the Master Trust’s Proposed Declaration,[7]

(iii) with respect to any termination of the Master Trust to the extent and as provided in Article IX, Section 4 of the Master Trust’s Proposed Declaration

[6]	Under Section II.2 of the Master Trust’s Current Declaration, Trustees may be elected by shareholders, and the Trustees must adopt bylaws not inconsistent with the Master Trust’s Current Declaration or any provision of law to provide for election of trustees by shareholders at such time or times as the Trustees shall determine to be necessary or desirable. Article III, Section 3 of the Master Trust’s current bylaws addresses vacancies on the Board and provides that, in the event that at any time less than a majority of the Trustees holding office were elected by shareholders, the Board shall call a meeting of shareholders for the purposes of electing Trustees to fill any existing vacancies. Article IV, Section 1 of the Master Trust’s Proposed Declaration provides that shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law. Under the Master Trust’s Proposed Declaration, shareholders would retain their right under the Master Trust’s Current Declaration to remove Trustees. Under each of the Master Trust’s Current Declaration and the Master Trust’s Proposed Declaration, shareholders may remove any Trustee from office by vote of the holders of two-thirds of the outstanding shares at a meeting of shareholders called for the purpose of considering the removal of the Trustee, or by declaration in writing signed by the holders of two-thirds of the outstanding shares filed with the Master Trust’s custodian. For additional information on removal of Trustees, please see item (14) of this chart and item (9) of Proposal 3 of the proxy statement.
[7]	Under Section IX.3 of the Master Trust’s Current Declaration, the declaration of trust may be amended by shareholder vote or by written consent of shareholders. The Trustees also have the authority under the Master Trust’s Current Declaration to amend the declaration of trust without shareholder approval so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable. The Master Trust’s Proposed Declaration would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. Under the Master Trust’s Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would affect shareholders’ right to vote granted in Article V, Section 1 of the Master Trust’s Proposed Declaration (described in the accompanying text), and any amendment that is required by law to be approved by shareholders and subject to a few further limitations. For additional information, please see item (3) of this chart and item (3) of Proposal 3 of the proxy statement.

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

(iii) with respect to fund liquidations and terminations of the Master Trust or a series thereof to the extent and as provided in Sections VI.4(g) and IX.2,[8] and

(iv) with respect to incorporation of the Master Trust to the extent and as provided in Section IX.5.[9]

(for the avoidance of any doubt, shareholders shall have no separate right to vote with respect to the termination of the Master Trust if the Trustees exercise their right to terminate the Master Trust pursuant to Article IX, Section 4 of the Master Trust’s Proposed Declaration),[8] and

(iv) with respect to such additional matters relating to the Master Trust as may be required by law, the Master Trust’s Proposed Declaration, or the Bylaws, or as the Trustees may consider necessary or desirable.

[8]	Under the Master Trust’s Current Declaration, shareholders may terminate the Master Trust or any series thereof by the affirmative vote of the holders of not less than two-thirds of the shares of the Master Trust or appropriate series, unless the Trustees recommend such termination, in which case the vote of a majority of the shares of the Master Trust or appropriate series voted on the matter is required. The Master Trust’s Current Declaration also provides that the liquidation of a series in which there are shares outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the then Trustees, subject to the approval of (i) 67% or more of the shares of that series present or represented by proxy at a meeting of shareholders, or (ii) more than 50% of all shares of that series, whichever is less. Shareholders would retain their right under the Master Trust’s Current Declaration to terminate the Master Trust or any series thereof by vote of shareholders, although the Master Trust’s Proposed Declaration would modify the required vote. Under the Master Trust’s Proposed Declaration, shareholders may terminate the Master Trust by vote of at least 66 2⁄3% of the shares of each series, voting separately by series, and shareholders of a series of the Master Trust may terminate such series by vote of 66 2⁄3% of the shares of that series. For additional information, please see item (4) of this chart and item (4) of Proposal 3 of the proxy statement.
[9]	The Master Trust’s Current Declaration explicitly provides that the Trustees shall have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Master Trust or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions) with the approval of a majority of the shares of the Master Trust voted on the matter. Under the Master Trust’s Proposed Declaration, the Master Trust or any series may merge or consolidate with, or transfer all or a substantial portion of its assets to, another trust, series or organization. Any such consolidation, merger or transfer may be authorized by the Trustees without the approval of shareholders of the Master Trust or the relevant series unless otherwise required by applicable law. In accordance with this provision and the Trustees’ authority to exercise all powers necessary or appropriate to carry out their responsibility to manage the business of the Master Trust, the Trustees would have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Master Trust or a series or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without shareholder approval, except to the extent required by applicable law, which does require shareholder approval in certain instances. For additional information, please see item (9) of this chart and item (6) of Proposal 3 of the proxy statement.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

On any matter submitted to a vote of shareholders, all shares of the Master Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

There shall be no cumulative voting in the election of Trustees.

3.	Declaration of Trust Amendment Procedure (Master Trust’s Current Declaration, Section IX.3, Master Trust’s Proposed Declaration, Article IX, Section 8)	General Authority of Trustees: The Trustees may also amend the Master Trust’s Current Declaration without the vote or consent of the Holders (i) to change the name of the Master Trust or any series or classes of shares, (ii) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, (iii) if they deem it necessary to conform this declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Master	General Authority of Trustees: Except as specifically provided in the Master Trust’s Proposed Declaration, the Trustees may amend or otherwise supplement the Master Trust’s Proposed Declaration by making an amendment, a declaration of trust supplemental hereto or an amended and restated declaration of trust by an instrument in writing executed by a majority of the Trustees. Without limiting the foregoing or shareholder rights set forth below, the Trustees may, without any shareholder vote, amend the Master Trust’s Proposed Declaration (x) to supply any omission or to cure, correct or

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

Trust or the Holders, but the Trustees shall not be liable for failing to do so, or (iv) for any other purpose which does not adversely affect the rights of any Holder with respect to which the amendment is or purports to be applicable.

Interestholder Rights: The Master Trust’s Current Declaration may be amended by a Majority Interests Vote or such greater vote as may be prescribed in the Master Trust’s Current Declaration at a meeting of Holders, or by written consent without a meeting. The provisions of the preceding sentence may not be amended except by vote of the Holders of not less than two-thirds of the Interests.

No amendment may be made under this Section IX.4 which would change any rights with respect to any Interests in the Master Trust or of any series of the Master Trust by reducing the amount payable thereon upon liquidation of the Master Trust or of such series of the Master Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the Holders of not less than two-thirds of any Interests in the Master Trust or of such series or by such other vote as may be established by the Trustees with respect to any series or class.

Other amendment provisions/limitations on Trustee authority: Nothing contained in the Master Trust’s Current Declaration shall permit the amendment of the Master Trust’s Current Declaration to impair the exemption from personal liability of the Trustees, officers, employees and agents of the Master Trust.

supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Master Trust’s Proposed Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no shares of such series or class outstanding at that time.

Shareholder Rights: Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V, Section 1 of the Master Trust’s Proposed Declaration; (ii) as may be required by law to be approved by shareholders; and (iii) submitted to them by the Trustees. Except as otherwise specifically provided in the Master Trust’s Proposed Declaration, any amendment on which shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Trustees to be affected shall be required.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

Other amendment provisions/limitations on Trustee authority: Nothing contained in the Master Trust’s Proposed Declaration shall permit the amendment of the Master Trust’s Proposed Declaration (i) to impair the exemption from personal liability of the shareholders, former shareholders, Trustees or former Trustees, (ii) to permit assessments upon shareholders of the Master Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

4.	Termination of Trust, Series and Classes; Liquidation of Series (Master Trust’s Current Declaration, Sections VI.4(f), VI.4(g) and IX.2; Master Trust’s Proposed Declaration, Article IX, Section 4)

The Master Trust or any series may be terminated either by (i) resolution of the Board of Trustees with notice in writing to the Holders, (ii) the affirmative vote of the Holders of not less than two-thirds of the Interests at any meeting of Holders or the appropriate series thereof, or (iii) a Majority Interests Vote if such termination is recommended by the Trustees. The foregoing provisions may not be amended except by the approval by the Holders of not less than two-thirds of the Interests.

At any time that there are no Interests outstanding of any particular series or class previously established and designated, the Trustees may, by a resolution adopted by a majority of their number, abolish that series or class and the establishment and designation thereof. Each resolution referred to in this paragraph shall have the status of an amendment to the Master Trust’s Current Declaration.

The liquidation of any particular series in which there are Interests

Unless terminated as provided herein, the Master Trust shall continue without limitation of time. The Master Trust may be terminated at any time by vote of at least 66 2⁄3% of the shares of each series, voting separately by series, or by the Trustees by written notice to the shareholders. Any series may be terminated at any time by vote of at least 66 2⁄3% of the shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the shareholders of that series or class. Nothing in the Master Trust’s Proposed Declaration or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the shareholders of such series or class, whether or not such shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

then outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the Trustees then in office, subject to the approval by a Majority Interests Vote as that term is defined in Section I.2(k)(iii). Section I.2(k)(iii) requires the vote of (i) 67% or more of the Interests present or represented by proxy at a meeting of Holders, or (ii) more than 50% of all Interests, whichever is less.

5.	Inspection of Books and Records (Master Trust’s Current Declaration, N/A; Master Trust’s Proposed Declaration, Article V, Section 5)	No corresponding provision.	No shareholder shall have any right to examine any books or records of the Master Trust if the Master Trust determines that the examination will for any reason be adverse to the interests of the Master Trust. The Master Trust’s determination that the examination would be adverse to the interests of the Master Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Master Trust if such person is not a shareholder of the applicable series or class of shares for all relevant periods including without limitation when the demand to examine any books or records of the Master Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Master Trust, or during the period of any examination of the books or records of the Master Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Master Trust may establish in regard thereto.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
II.	Trustee Rights and Powers

6.	Trustees’ Manner of Acting (Master Trust’s Current Declaration, Section III.10; Master Trust’s Proposed Declaration, Article IV, Section 3)	Except as otherwise provided herein or in the Bylaws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

7.	Trustees’ Delegation of Authority (Master Trust’s Current Declaration, Section II.5; Master Trust’s Proposed Declaration, N/A)

Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Master Trust’s Current Declaration except as herein otherwise expressly provided.

No corresponding provision.
8.	Merger, Consolidation and Sale of Assets (Master Trust’s Current Declaration, Section IX.4; Master Trust’s Proposed Declaration Article IX, Section 5, Article III, Section 1)	The Master Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including goodwill, upon such terms and conditions and for such consideration when and as authorized by the Trustees.	The Master Trust, or any one or more series of the Master Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Master Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Master Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Master Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Master Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of the Master Trust or relevant series.

The Trustees also may from time to time, without shareholder approval, combine the shares of two or more series into a single series or the shares of two or more classes of any series into a single class.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
9.	Incorporation (Master Trust’s Current Declaration, Section IX.5; Master Trust’s Proposed Declaration, N/A)

Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the law of any jurisdiction or a trust, partnership, association or other organization to take over the Trust Property or to carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or other organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contract with any such corporation, trust, partnership, association or other organization, or any corporation, trust, partnership, association or other organization in which the Master Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Master Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to one or more of such organizations or entities.

No corresponding provision.
10.	Trustees’ Authority to Hire Subadvisors (Master Trust’s Current Declaration, Sections IV.1 and IV.2; Master Trust’s Proposed Declaration, Article IV, Section 6)	Subject to applicable provisions of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory and management	The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

contracts or, if the Trustees establish multiple series, separate investment advisory and management contracts with respect to one or more series whereby the other party or parties to any such contracts shall undertake to furnish the Master Trust or such series such management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Master Trust’s Current Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Master Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may in their discretion from time to time enter into an administration contract whereby the other party shall agree to provide the Trustees or the Master Trust administrative or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Master Trust shall be held uninvested and to make changes in the Master Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

personnel and services to operate the Master Trust on a daily or other basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more persons or entities.

11.	Redemption by Trust (Master Trust’s Current Declaration, Section VII.2; Master Trust’s Proposed Declaration, Article VI, Section 3)	Each Interest shall be subject to repurchase by the Master Trust at the option of the Master Trust at the redemption price determined in accordance with Section VII.1: (i) at any time if the Trustees determine, in their sole discretion, that failure to so redeem may have materially adverse consequences to the Holders, or (ii) upon such other conditions with respect to maintenance of Holder accounts of a minimum amount as may from time to time be determined by the Trustees. Upon such decrease or Redemption the Holder so decreased or redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.	The Master Trust shall have the right at its option and without a vote of the shareholders at any time and for any reason or no reason to redeem all or a portion of the shares of any shareholder at the net asset value thereof as determined in accordance with the Master Trust’s Proposed Declaration and the Bylaws, including, but not limited to: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Master Trust equal to or in excess of a percentage of the outstanding shares of the Master Trust or the aggregate net asset value of the Master Trust determined from time to time by the Trustees; or (iv) if the Master Trust determines that such shareholder is engaging in conduct that is harmful to the Master Trust or any series or class; or (v) that such shareholder’s continued participation in the

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

Master Trust would cause, or in the judgment of the Trustees threatens to cause, the Master Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such shareholder’s continued participation in the Master Trust may cause the Master Trust to be required to withhold on distributions to such shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Master Trust otherwise determines such redemption to be necessary or appropriate.

12.	Suspension of Right of Redemption (Master Trust’s Current Declaration, Section VII.3; Master Trust’s Proposed Declaration, Article VI, Section 2)	The Trustees may declare a suspension of the right of decrease or redeem interests or postpone the date of payment of the proceeds of a decrease or Redemption as and to the extent consistent with applicable law. Such suspension shall take effect at such time as the Master Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of decrease, Redemption or payment on decrease or Redemption until the Master Trust shall declare the suspension at an end. In the case of a suspension of the right of decrease or Redemption, a Holder may either withdraw his request to decrease or redeem Interests or receive payment based on the net asset value existing after the termination of the suspension.	The Master Trust shall purchase such shares as are offered by any shareholder for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Master Trust or a person designated by the Master Trust that the Master Trust purchase such shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Master Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees. Except as otherwise provided from time to time in the prospectus of the Master Trust relating to the particular class or series of shares, or as the Trustees may otherwise determine, payment for said shares shall be made by the Master Trust to the shareholder within seven days after the date on which the request is made. The

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

obligations set forth in this paragraph may be suspended or postponed from time to time or at any time in the discretion of the Trustees in accordance with applicable law and regulation, including determinations, exemptions, pronouncements, and regulatory relief issued or promulgated by appropriate governmental authorities.

13.	Authority to Combine Classes (Master Trust’s Current Declaration, Section N/A; Master Trust’s Proposed Declaration, Article IX, Section 5, Article III, Section 1)	No corresponding provision.	The Trustees may from time to time, without shareholder approval, combine the shares of two or more classes of any series into a single class.
III.	Other
14.	Number and Removal of Trustees (Master Trust’s Current Declaration, Sections II.2 and II.3; Master Trust’s Proposed Declaration, Article IV, Section 1)

The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase or decrease the number of Trustees to a number other than the number theretofore determined, so long as the number shall never be less than two (2); provided, however, that the number of Trustees may be one (1) until such time as the initial Trustee shall elect additional Trustees.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by the action of the Holders by not less than two-thirds of the Interests (for purposes of determining the circumstances and procedures under which such removal by the Holders may take place, the provisions of Section 16(c) of the 1940 Act shall be applicable to the same extent as if the Master Trust were subject to the provisions of that Section). These provisions may not be amended except by a vote of the Holders of not less than two-thirds of the Interests.

From time to time, the Trustees may fix the number of Trustees.

Any Trustee may be removed from office, for any reason or for no reason, (i) by vote of the holders of two-thirds of the outstanding shares at a meeting of shareholders called for the purpose of considering the removal of the Trustee, (ii) by declaration in writing signed by the holders of two-thirds of the outstanding Shares filed with the Master Trust’s custodian; or (iii) by vote of a majority of the remaining Trustees and a majority of the remaining Trustees who are not Interested Persons of the Master Trust, specifying the date when such removal shall become effective.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
15.	Derivative Actions (Master Trust’s Current Declaration, N/A; Master Trust’s Proposed Declaration, Article III, Section 5)	No corresponding provision.

The purpose of Section 5 of the Master Trust’s Proposed Declaration is to protect the interests of the Master Trust and the shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Master Trust and shareholders as a result of spurious shareholder demands and derivative actions.

(a) No shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Master Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining shareholder was a shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time, and subsequently remains a shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii) The complaining shareholder does not bring

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

or purport to bring the derivative action on behalf of any series or class of the Master Trust other than the class or series that the shareholder owns pursuant to subsection (i) above;

(iii) Prior to the commencement of such derivative action, the complaining shareholder has made a written demand on the Master Trust, mailed to the Secretary of the Master Trust at the Master Trust’s principal office, requesting that the Trustees cause the Master Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand;

(iv) The period described in subsections (b) or (e) below has elapsed, unless the Master Trust notifies the complaining shareholder by an earlier date of the Master Trust’s response to the demand; and

(v) The Master Trust has not notified the complaining shareholder of any determination by the Trustees or the shareholders pursuant to this Section 5 that would preclude the complaining shareholders from commencing or maintaining the derivative action.

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

(b) Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Master Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining shareholder.

(c) Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Master Trust or any series or class thereof who is not an Interested Person of the Master Trust shall be deemed to be independent and disinterested with respect to any actions

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Master Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a shareholder, no material personal benefit that is not shared pro rata with other shareholders of the series or class of which the Trustee is a shareholder.

(d) Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Master Trust, or to submit the matter to a vote of shareholders pursuant to

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e) In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Master Trust or any affected series or class to a vote of shareholders of the Master Trust or any affected series or class. Notice of any such decision to submit the matter to a vote of shareholders shall be sent to the complaining shareholder. The Master Trust shall notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

16.	Direct Actions (Master Trust’s Current Declaration, N/A; Master Trust’s Proposed Declaration, Article III, Section 7)	No corresponding provision.	No class of shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Master Trust or the Trustees predicated upon an express or implied right of action under the Master Trust’s Proposed Declaration or the 1940 Act or other federal securities laws, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of shareholders or single shareholder has obtained authorization from the Trustees to

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Master Trust at the Master Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of shareholders or single shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Master Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Master Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the class of shareholders or single shareholder seeking authorization.

17.	Mechanics for Establishing or Abolishing a Series or Class (Master Trust’s Current Declaration, Sections VI.4(f), VIII.6 and IX.3; Master Trust’s Proposed Declaration, Article IX, Section 6)	The establishment and designation of any series or class of Interests in addition to those established in Section VI.1 shall be effective by resolution adopted by a majority of the then Trustees setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of Redemption of such series or class, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series or class previously established and

There is no explicit requirement that an amendment to the Master Trust’s Proposed Declaration is required to establish and designate series or abolish series previously established and designated.

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Master Trust where it may be inspected by any shareholder. Anyone dealing with the Master Trust may rely on a certificate by an officer of the Master Trust as to any matters in connection with the Master Trust hereunder, and, with the same effect as if it were the

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

designated, the Trustees may, by a resolution adopted by a majority of their number, abolish that series or class and the establishment and designation thereof. Each resolution referred to in this paragraph shall have the status of an amendment to the Master Trust’s Current Declaration.

The Master Trust’s Current Declaration and any amendment hereto shall be filed in the office of the Department of State of The Commonwealth of Massachusetts and in such other places as may be required under the laws of The Commonwealth of Massachusetts.

original, may rely on a copy certified by an officer of the Master Trust to be a copy of this instrument or of any amendments to the Master Trust’s Proposed Declaration. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

18.	Uniform Trustee Standard of Care (Master Trust’s Current Declaration, Section V.2, V.4, V.6; Master Trust’s Proposed Declaration, Article IX, Section 2)

No Trustee, officer, employee or agent of the Master Trust shall be liable to the Master Trust or its holders for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and all such persons shall look solely to the Master Trust property, or to the property of one or more specific series of the Master Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such series, for satisfaction of claims of any nature arising in connection with the affairs of the Master Trust.

No Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Master Trust’s Proposed Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
Each Trustee and officer or employee of the Master Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Master Trust, upon an opinion of counsel, or upon reports made to the Master Trust by any of its officers or employees or by any investment adviser, placement agent, administrator accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Master Trust, regardless of whether such counsel or expert may also be a Trustee.

member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

19.	Trustee Indemnification (Master Trust’s Current Declaration, V.3; Master Trust’s Proposed Declaration, Article VIII)

Declaration of Trust:

The Trustees shall provide for indemnification by the Master Trust, or by one or more series thereof if the claim arises from his or her conduct with respect to only such series, of any person who is, or has been, a Trustee, officer, employee or agent of the Master Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof, in such manner as the Trustees may provide from time to time in the Bylaws.

The Master Trust shall indemnify each of its Trustees and officers, including persons who serve at the Master Trust’s request as directors, officers or trustees of another organization in which the Master Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body,

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

The word “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits and proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The indemnification provisions in Article VI of the current Bylaws are as follows:

Section 1. TRUSTEES, OFFICERS, ETC. The Master Trust shall indemnify each of its Trustees and officers (including persons who serve at the Master Trust’s request as directors, officers or trustees of another organization in which the Master Trust has any interest as an interestholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer (which shall include without limitation, to the fullest extent permitted by law, any act or omission in respect of in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and except that no Covered Person shall be indemnified against any liability to the Master Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Master Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Master Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Master Trust

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
the sale of interests of the Master Trust to one or more other investment companies or the sale of securities by any other such investment company, or such Trustee’s or officer’s status as a signatory or other status under or in respect of any registration statement of any such other investment company under the 1940 Act, or the Securities Act of 1933, as amended, or other related documentation of any kind, or any other act or omission of any Trustee or officer in respect of the Master Trust’s status or alleged status as co-issuer of securities of any other such investment company) or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Master Trust and except that no Covered Person shall be indemnified against any liability to the Master Trust or its interestholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Master Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Master Trust if it is ultimately shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust or (b) is liable to the Master Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Master Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

determined that indemnification of such expenses is not authorized under this Article. If the act or omission or other matter in respect of which an obligation of the Master Trust to provide indemnification pursuant to this Article VI relates only to one or more series of the Master Trust, then the obligation so to provide indemnification shall be the obligation only of those series.

Section 2. COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Master Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Master Trust and that such indemnification would not protect such person against any liability to the Master Trust or its interestholders to which such person would otherwise be subject by reason of willful misfeasance, review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and that such indemnification would not protect such Covered Person against any liability to the Master Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and that such indemnification would not protect such Covered Person against any liability to the Master Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of interestholders holding a majority of the interests entitled to vote thereon, exclusive of any interests beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or to have been liable to the Master Trust or its interestholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term “Covered Person” shall include such person’s heirs, executors and administrators; an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a “disinterested Trustee” or accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust or to have been liable to the Master Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Master Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonably belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

“disinterested person” is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Master Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Master Trust to purchase and maintain liability insurance on behalf of any such person.

Section 4. AMENDMENT. This Article VI may not be amended, limited, or repealed so as to limit in any way the rights or benefits hereunder of or to any person in respect of any liability or expense arising out of or relating to any act, omission, or status of such person prior to the date of such amendment, limitation, or repeal.

this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Master Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Master Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Master Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

20.	Shareholder Indemnification (Master Trust’s Current Declaration, Section V.1; Master Trust’s Proposed Declaration, Article VIII, Section 5)	No interestholder shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the acts, obligations or affairs of the Master Trust. The Master Trust shall indemnify out of the property of the Master Trust and hold each interestholder harmless from and against all claims and liabilities, to which such interestholder may become subject by reason of his being or having been a interestholder, and shall reimburse such interestholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided that, in the event the	In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the Master Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

Master Trust shall consist of more than one series, interestholders of a particular series who are faced with claims or liabilities solely by reason of their status as interestholders of that series shall be limited to the assets of that series for recovery of such loss and related expenses. The rights accruing to an interestholder under Section V.1 shall not exclude any other right to which such interestholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Master Trust to indemnify or reimburse a interestholder in any appropriate situation even though not specifically provided herein.

21.	Book Capital Account Balances (Master Trust’s Current Declaration, Article VIII, Section VIII.1; Master Trust’s Proposed Declaration, Article VI, Section 5)	The Book Capital Account balance of each interestholder shall be determined on such days and at such time or times as the Trustees may determine. The Trustees shall adopt resolutions setting forth the method of determining the Book Capital Account balance of each interestholder. The power and duty to make calculations pursuant to such resolutions may be delegated by the Trustees to the Investment Adviser, Manager, administrator, custodian, or such other person as the Trustees may determine. Upon the redemption of an interest, the interestholder of that interest shall be entitled to receive the balance of its Book Capital Account. An interestholder may not transfer, sell or exchange its Book Capital Account balance.	For any series treated as a partnership (or an entity that is a disregarded entity) for U.S. federal income tax purposes one or more Book Capital Accounts shall be established on the books of the Master Trust for each shareholder in such series. The Book Capital Account of each such shareholder shall be in an amount equal to such shareholder’s contribution with respect to such series (or class) adjusted as hereinafter provided. At the beginning of each accounting period, the Book Capital Account of each such shareholder shall be increased by the amount of any contributions made to such Book Capital Account as of the beginning of such accounting period and decreased by (i) the amount of any repurchases and redemptions made from or with respect to such Book Capital Account by such shareholder in the immediately preceding accounting period or (ii) any distributions made to such shareholder from such Book Capital Account. At the end of

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

each accounting period, the applicable Book Capital Account of each such shareholder shall be increased or decreased by the amount credited or debited to the applicable Book Capital Account of such shareholder pursuant to Article VI Section 6. With respect to such series, the Trustees may create a separate Book Capital Account for each contribution with respect to a series or class. Notwithstanding anything else, each such Book Capital Account shall reflect the net asset value of the associated shares and interest.

22.	Allocations; Allocations for Tax Purposes (Master Trust’s Current Declaration, Article VIII, Sections VIII.2, VIII.3 and VIII.4; Master Trust’s Proposed Declaration, Article VI, Sections 6, 7 and 8)

The Trustees shall establish the procedures by which the Master Trust or any series thereof shall make (i) the allocation of unrealized gains and losses, taxable income and tax loss, and profit and loss, or any item or items thereof, to each interestholder, (ii) the payment of distributions, if any, to interestholders, and (iii) upon liquidation, the final distribution of items of taxable income and expense. The Trustees may amend the procedures adopted pursuant to this Section VIII.2 from time to time. The Trustees may retain from the net profits such amount as they may deem necessary to pay the liabilities and expenses of the Master Trust, including any series thereof, to meet obligations of the Master Trust, including any series thereof, and as they may deem desirable to use in the conduct of the affairs of the Master Trust, including any series thereof, or to retain for future requirements or extensions of the business.

Ordinary Income and Expenses generated by the Master Trust will be allocated to the interestholders based upon the relative values of

As of the end of the last business day of each accounting period, for any series treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes, the Profit or Loss, and such other fees and expenses as the Trustees may determine, of each series for such accounting period shall be allocated to all Book Capital Accounts of shareholders of interests in that series in proportion to their respective Book Capital Account balances as of the beginning of the first business day of such accounting period (after taking into account any contributions or distributions as of such date).

The income, gains, losses, deductions and credits of each series of the Master Trust which series is treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes shall be allocated for U.S. federal, state and local income tax purposes among the shareholders so as to reflect, in the judgment of the Trustees, the interests of the shareholders in each series of the

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

their interests in the Master Trust of the beginning of each day.

The Master Trust will use an aggregate method for making forward and reverse 704(c) allocations, subject to a favorable Private Letter Ruling from the Internal Revenue Service. Under this method the Master Trust will establish a revaluation account for each interestholder. This account represents each interestholder’s share of unrealized gains and losses previously allocated from the Master Trust. Each day the Master Trust will determine the increase or decrease in its unrealized gains or losses and allocate either to the interestholders based on the relative values of their interests in the Master Trust as of the beginning of the day. Realized gains will be allocated first to interestholders with positive balances in their revaluation accounts, then to interestholders based on their relative values of their interests in the Master Trust. Realized losses will be allocated first to interestholders with negative balances in their revaluation accounts, then to interestholders based on their relative values of their interests in the Master Trust.

Master Trust as reflected in the shareholders’ Book Capital Accounts. In this respect, the Trustees are authorized: (i) to select such tax allocation methods as may in the judgment of the Trustees be appropriate to satisfy the requirements of section 704(c) of the Code regarding allocations of income, gain, loss, deduction and credit for U.S. federal income tax purposes, including without limitation an “aggregate approach” involving “partial netting” or “full netting” with respect to reverse section 704(c) allocations to the extent permitted by Treasury Regulation section 1.704-3; (ii) to interpret and apply the allocation provisions hereof as providing for a “qualified income offset”, “minimum gain chargeback” and such other allocation principles as may be required under section 704 of the Code and applicable regulations (provided that if such principles are applied in making allocations hereunder, subsequent allocations shall be made so as to reverse, to the extent possible in the judgment of the Trustees the effect of the application of such principles); (iii) to determine on a daily, monthly, or other basis items of income, gain, loss, deduction or credit or other items using any permissible method under section 706 of the Code and the regulations thereunder; (iv) to make special allocations of income, gain, loss, deduction or credit to shareholders who withdraw or otherwise redeem all or part of their Book Capital Accounts (as more fully described in the immediately following sentence); (v) to determine the allocation of specific items of income, gain, loss, deduction and

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)
credit of the Master Trust or applicable series; and (vi) to vary any and all of the foregoing allocation provisions to the extent necessary or appropriate in the judgment of the Trustees to comply with section 704 of the Code and applicable regulations. If a series of the Master Trust realizes income, gains, deductions or losses for U.S. federal income tax purposes for any fiscal year during or as of the end of which there are one or more shareholders whose Book Capital Account as of such time exceeds or is less than such shareholder’s “adjusted tax basis”, for U.S. federal income tax purposes, in such shareholder’s interest in such series of the Master Trust as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such interest and without regard to such shareholder’s share of the liabilities of such series of the Master Trust under section 752 of the Code) and any such shareholders withdraw or otherwise redeem their Book Capital Accounts with respect to such series pursuant to this Agreement (a “Withdrawing Shareholder”), the Trustees may elect to allocate such income, gains, deductions or losses as follows: (i) to one or more Withdrawing Shareholder to reduce or eliminate such excess or negative basis of any such Withdrawing Shareholders and (ii) to the other shareholders in such series in such manner as shall equitably reflect the amounts allocated to such shareholders’ Book Capital Accounts pursuant to Article VI Section 5. The

	Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

shareholders are aware of the potential income tax consequences of the allocations made by this Article VI Section 7 and hereby agree to be bound by the provisions of this Article VI Section 7 in reporting their shares of Master Trust income, gain, loss, deduction and credit for income tax purposes.

In connection with a redemption, a distribution of Master Trust property to a shareholder of a series treated as a partnership for U.S. federal income tax purposes or an assignment or other transfer of all or part of the interest of such a shareholder in the Master Trust, each shareholder hereby agrees promptly to advise the Trust of all details relating to such redemption, distribution or transfer that may be necessary for the Master Trust (or any series thereof) to comply with its obligations under sections 734 and 743 of the Code; and the shareholder will provide the Master Trust promptly upon request by the Trustees any information that the Trustees may deem necessary to allow the Master Trust (or any series thereof) to comply with its obligation to make any basis adjustment required under sections 734 and 743 of the Code along with any other reasonably requested information that is related to such obligation.

23.	Withholding Tax (Master Trust’s Current Declaration, N/A; Master Trust’s Proposed Declaration, Article VI, Sections 9, 10 and 11)	No corresponding provision.	The Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Trustees believe the Master Trust is required to withhold, pursuant to the Code or any other applicable law, with respect to any distribution, redemption or withdrawal made or deemed made to a shareholder or on account of a

Issue	Current Declaration of Trust Provision (the “Master Trust’s Current Declaration”)	Proposed Declaration of Trust Provision (the “Master Trust’s Proposed Declaration”)

shareholder’s distributive share of the Master Trust’s items of gross income, income or gain.

If the Master Trust incurs any obligation to pay any amount in respect of taxes (including withholding taxes imposed on any shareholder’s or former shareholder’s share of Master Trust gross or net income (or items thereof)), income taxes, and any interest, penalties or additions to tax (“Tax Liability”), or the amount of cash or other property to which the Master Trust otherwise would be entitled is reduced as a result of withholding by other parties in satisfaction of any such Tax Liability, all payments by the Master Trust in satisfaction of such Tax Liability and all reductions in the amount of cash or fair market value of property to which, but for such Tax Liability, the Master Trust would have been entitled shall be treated, pursuant to this Article VI Section 9, as distributed (at such time as is determined by the Trustees) to those shareholders to which the related Tax Liability is attributable.

The Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any shareholder that may be eligible for such reduction or exemption. Each shareholder shall furnish the Trustees with such information and forms as such shareholder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.

*	Please note that the provisions in the chart have been edited to enhance their readability. The chart is qualified entirely by reference to the Master Trust’s Current Declaration and form of Master Trust’s Proposed Declaration. Capitalized terms not otherwise defined in the chart shall have the meaning ascribed to them in the applicable declaration of trust.

APPENDIX F

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE MASTER TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST, made on this [[    ]] day of [[    ]], amending and restating the Second Amended and Restated Declaration of Trust dated February 28, 2000 (the “Existing Declaration of Trust”),

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with non-transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby amend and restate the Existing Declaration of Trust to read in its entirety as follows and do declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Name

Section 1. This Trust shall be known as “[[    ]],” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by the Existing Declaration of Trust, as amended from time to time, including by this Amended and Restated Agreement and Declaration of Trust;

(b) “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

(c) “Shares” means the equal proportionate non-transferable units of interest into which the Interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate non-transferable units into which each series or class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i) The term “series” or “series of Shares” refers to the one or more separate series of Shares established by the Trustees from time to time (the intent being that each of such series shall be for U.S. federal income tax purposes, as elected by the Trustees in their sole discretion, consistent with the requirements of the Code, a partnership, a regulated investment company or a disregarded entity); and

(j) The term “class” or “class of Shares” refers to the various classes of Shares of any series established by the Trustees from time to time.

(k) “Book Capital Account” means at any time for any Shareholder and for any series treated as a partnership or disregarded entity for U.S. federal income tax purposes, the Book Capital Account of the Shareholder for such day as determined in accordance with Article III, Section 1 hereof and with Article VI, Section 5 hereof.

(l) “Code” means the Internal Revenue Code of 1986, as amended.

(m) “Interest(s)” means the beneficial interest of a Shareholder in the Trust or applicable series, including all rights, powers and privileges accorded to Shareholders by this Declaration of Trust, which interest with respect to each applicable series may be expressed as a percentage. Such percentage may be determined by calculating, at such times and on such basis as the Trustees shall from time to time determine, (i) with respect to a series treated as a partnership or disregarded entity for U.S. federal income tax purposes, the ratio of each Shareholder’s Book Capital Account balance with respect to such series to the total of all Shareholders’ Book Capital Account balances with respect to such series and (ii) with respect to a series treated as a regulated investment company for U.S. federal income tax purposes, the ratio of each Shareholder’s Shares’ net asset value with respect to such series to the total of all Shareholders’ Shares’ net asset values with respect to such series.

(n) Reference herein to a specified percentage of, or fraction of, Interests means Interests of Shareholders whose combined Book Capital Account balances (or net asset values of their Shares, as applicable) represent such specified percentage or fraction of the combined Book Capital Account balances (or, as applicable, net asset values of Shares) of all, or a specified group of, Shareholders.

(o) “Profit” and “Loss” with respect to a series for an accounting period mean, respectively, the positive or negative amount that results from subtracting (a) the net asset value of the series (or class) as of the first business day of such accounting period (after taking into account any contributions, redemptions, withdrawals, dividends or distributions as of such date) from (b) the net asset value of the series (or class) as of the last business day of such accounting period (before taking into account any contributions, redemptions, withdrawals, dividends or distributions as of such date).

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors one or more investment programs and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III

Shares

Division of Beneficial Interest

Section 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The Interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as provided below, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The value of an Interest represented by a Shareholder’s Shares of a series treated as a partnership or disregarded entity for U.S. federal income tax purposes shall be equal to the Book Capital Account balance maintained by the Trust with respect to that Interest in such series (and which balance shall equal the net asset value of such Interest). A Shareholder may have separate Interests and, therefore, with respect to a series treated as a partnership or disregarded entity for U.S. federal income tax purposes, separate Book Capital Accounts for each Interest within each such series, each such Interest represented by separate Shares of such series. The value of an Interest represented by a Shareholder’s Shares of a series treated as a regulated investment company for U.S. federal income tax purposes, shall be equal to the net asset value of such Shares. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Bylaws. The number of Shares of the Trust and of any series and classes of the Trust authorized shall be unlimited, except as the Bylaws may otherwise provide or as the Trustees may otherwise determine, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate Interest in the series or class. The Trustees also may from time to time, without Shareholder approval, combine the Shares of two or more series into a single series or the Shares of two or more classes of any series into a single class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of a series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong solely to that series of Shares for all purposes, subject only to the rights of creditors of such series, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Derivative Claims

Section 5. The purpose of this Section 5 is to protect the interests of the Trust and the Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and Shareholders as a result of spurious shareholder demands and derivative actions.

(a) No Shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining Shareholder was a Shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time, and subsequently remains a Shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii) The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Trust other than the class or series that the Shareholder owns pursuant to subsection (i) above;

(iii) Prior to the commencement of such derivative action, the complaining Shareholder has made a written demand on the Trust, mailed to the Secretary of the Trust at the Trust’s principal office, requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand;

(iv) The period described in subsections (b) or (e) below has elapsed, unless the Trust notifies the complaining Shareholder by an earlier date of the Trust’s response to the demand; and

(v) The Trust has not notified the complaining Shareholder of any determination by the Trustees or the Shareholders pursuant to this Section 5 that would preclude the complaining Shareholders from commencing or maintaining the derivative action.

(b) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining Shareholder.

(c) Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Trust or any series or class thereof who is not an Interested Person of the Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders of the series or class of which the Trustee is a Shareholder.

(d) Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Trust, or to submit the matter to a vote of Shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e) In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Trust or any affected series or class to a vote of Shareholders of the Trust or any affected series or class. Notice of any such decision to submit the matter to a vote of Shareholders shall be sent to the complaining Shareholder. The Trust shall notify the complaining Shareholder of the results of such Shareholders’ vote, which shall be binding upon Shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

Status of Shares and Limitation of Personal Liability

Section 6. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party to this Declaration of Trust and the Bylaws. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Direct Claims

Section 7. No class of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration of Trust or the 1940 Act or other federal securities laws, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of Shareholders or single Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Shareholders or single Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the class of Shareholders or single Shareholder seeking authorization.

ARTICLE IV

The Trustees

Election, Tenure and Removal

Section 1. The Trustees as of the date hereof shall be [[    ]] and [[    ]]. A Trustee may be elected either by the Trustees or by the Shareholders. From time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees. Any Trustee may be removed from office, for any reason or for no reason, (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting of Shareholders called for the purpose of considering the removal of the Trustee, (ii) by declaration in writing signed by the holders of two-thirds of the outstanding Shares filed with the Trust’s custodian; or (iii) by vote of a majority of the remaining Trustees and a majority of the remaining Trustees who are not Interested Persons of the Trust, specifying the date when such removal shall become effective. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove, with or without cause, such Trustees and officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g) To make, change or revoke any tax election or elections, including, without limitation, to elect, change or revoke any status of a series for U.S. federal income tax purposes;

(h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, or purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(i) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(l) To borrow funds or other property;

(m) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust’s or a series’ business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring any or all of the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including, without limitation, any action taken or omitted that may be determined to constitute negligence, or gross negligence, in each case, whether or not the Trust would have the power to indemnify such person against such liability;

(o) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(p) Generally, to adopt and cause the implementation of such policies, procedures, guidelines or directives as they deem necessary or appropriate, in their sole discretion, relating to the governance, operation and related matters of the Trust;

(q) To organize, and transfer assets of the Trust into and out of, subsidiaries of the Trust or any series thereof; and

(r) To engage in any other lawful act or activity.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust

Section 4. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares, as determined by the Trustees or the President or the Treasurer of the Trust, shall be payable solely out of the assets of that series and may, as the Trustees or such officer from time to time may determine, be allocated to a particular class of Shares of a series or apportioned among two or more classes of Shares of a series.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Agent for Service of Process

Section 7. The name and address of the resident agent of the Trust on the date hereof in The Commonwealth of Massachusetts is [[    ]].

ARTICLE V

Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this Declaration of Trust, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8 of this Declaration of Trust, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of this Declaration of Trust (for the avoidance of any doubt, Shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of this Declaration of Trust), and (iv) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, or the Bylaws, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, Shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares of the Trust are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Declaration of Trust, the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state. Until Shares of any series or class are issued, the Trustees may exercise all rights of

Shareholders of that series or class, respectively, and may take any action permitted or required of the Shareholders of that series or class by law, this Declaration of Trust or the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state.

Meetings

Section 2. Meetings of the Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or without Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to a Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to such Shareholder.

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required to act on such matter) or, as applicable, holding a majority of the Shares of any series or class entitled to vote separately on the matter (or such larger proportion as aforesaid) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Inspection of Books and Records

Section 5. No Shareholder shall have any right to examine any books or records of the Trust if the Trust determines that the examination will for any reason be adverse to the interests of the Trust. The Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Trust if such person is not a Shareholder of the applicable series or class of Shares for all relevant periods including without limitation when the demand to examine any books or records of the Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Trust, or during the period of any examination of the books or records of the Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Trust may establish in regard thereto.

Additional Provisions

Section 6. The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

ARTICLE VI

Distributions, Redemptions, Repurchases and Allocations

Distributions

Section 1. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of any series solely out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares (which proportion, for an entity treated as a partnership for U.S. federal income tax purposes, shall be reflected in the relative respective Book Capital Account balances) with respect to the Interests of that series held by such Shareholders at the date and time of record established for the payment of such distributions, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares (which proportion, for an entity treated as a partnership for U.S. federal income tax purposes, shall reflect the relative respective Book Capital Account balances) with respect to the Interests of that class held by such Shareholders at the date and time of record established for the payment of such distribution. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determinations shall be binding upon the Shareholders.

Redemptions and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular class or series of Shares, or as the Trustees may otherwise determine, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligations set forth in this Section 2 may be suspended or postponed from time to time or at any time in the discretion of the Trustees in accordance with applicable law and regulation, including determinations, exemptions, pronouncements, and regulatory relief issued or promulgated by appropriate governmental authorities. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption, purchase or repurchase may be made in cash or in other property, or any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities or other property selected for delivery as all or part of any such payment. In connection with the foregoing, the Trust shall be entitled to withhold from any distribution or payment of the redemption price appropriate reserves for expenses and liabilities of the Trust, including contingent and estimated future liabilities and tax withholdings, as the Trustees may determine, which shall be conclusively binding on the Shareholders.

Redemption at the Option of the Trust

Section 3. The Trust shall have the right at its option and without a vote of the Shareholders at any time and for any or no reason to redeem all or a portion of the Shares of any Shareholder at the net asset value thereof as determined in accordance with this Declaration of Trust and the Bylaws, including, but not limited to: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust equal to or in excess of a percentage of the outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; or (iv) if the Trust determines that such Shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (v) that such Shareholder’s continued participation in the Trust would cause, or in the judgment of the Trustees threatens to cause, the Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such Shareholder’s continued participation in the Trust may cause the Trust to be required to withhold on distributions to such Shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Trust otherwise determines such redemption to be necessary or appropriate.

Determination of Net Asset Value, General Allocations

Section 4. The manner of determining Profit, Loss, net or gross income, gains, deductions or losses, asset values, capital gains, expenses, liabilities reserves and net asset value of any series or class may be established and from time to time altered as necessary or desirable in the judgment of the Trustees including to conform such manner of determination to any other method prescribed or permitted by applicable law. In general all allocations shall be done pro rata based on the number of Shares. All such determinations of net asset value of any Shares of any series or class made by Trustees or their designees shall be binding on all parties concerned.

Special Partnership Provisions – Book Capital Account Balances; Allocations; Allocations for Tax Purposes

Section 5. For any series treated as a partnership (or an entity that is a disregarded entity) for U.S. federal income tax purposes one or more Book Capital Accounts shall be established on the books of the Trust for each Shareholder in such series. The Book Capital Account of each such Shareholder shall be in an amount equal to such Shareholder’s contribution with respect to such series (or class) adjusted as hereinafter provided. At the beginning of each accounting period, the Book Capital Account of each such Shareholder shall be increased by the amount of any contributions made to such Book Capital Account as of the beginning of such accounting period and decreased by (i) the amount of any repurchases and redemptions made from or with respect to such Book Capital Account by such Shareholder in the immediately preceding accounting period or (ii) any distributions made to such Shareholder from such Book Capital Account. At the end of each accounting period, the applicable Book Capital Account of each such Shareholder shall be increased or decreased by the amount credited or debited to the applicable Book Capital Account of such Shareholder pursuant to Article VI Section 6.

With respect to such series, the Trustees may create a separate Book Capital Account for each contribution with respect to a series or class. Notwithstanding anything else, each such Book Capital Account shall reflect the net asset value of the associated Shares and Interest.

Section 6. As of the end of the last business day of each accounting period, for any series treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes, the Profit or Loss, and such other fees and expenses as the Trustees may determine, of each series for such accounting period shall be allocated to all Book Capital Accounts of Shareholders of Interests in that series in proportion to their respective Book Capital Account balances as of the beginning of the first business day of such accounting period (after taking into account any contributions or distributions as of such date).

Section 7. The income, gains, losses, deductions and credits of each series of the Trust which series is treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes shall be allocated for U.S. federal, state and local income tax purposes among the Shareholders so as to reflect, in the judgment of the Trustees, the interests of the Shareholders in each series of the Trust as reflected in the Shareholders’ Book Capital Accounts. In this respect, the Trustees are authorized: (i) to select such tax allocation methods as may in the judgment of the Trustees be appropriate to satisfy the requirements of section 704(c) of the Code regarding allocations of income, gain, loss, deduction and credit for U.S. federal income tax purposes, including without limitation an “aggregate approach” involving “partial netting” or “full netting” with respect to reverse section 704(c) allocations to the extent permitted by Treasury Regulation section 1.704-3; (ii) to interpret and apply the allocation provisions hereof as providing for a “qualified income offset”, “minimum gain chargeback” and such other allocation principles as may be required under section 704 of the Code and applicable regulations (provided that if such principles are applied in making allocations hereunder, subsequent allocations shall be made so as to reverse, to the extent possible in the judgment of the Trustees, the effect of the application of such principles); (iii) to determine on a daily, monthly, or other basis items of income, gain, loss, deduction or credit or other items using any permissible method under section 706 of the Code and the regulations thereunder; (iv) to make special allocations of income, gain, loss, deduction or credit to Shareholders who withdraw or otherwise redeem all or part of their Book Capital Accounts (as more fully described in the immediately following sentence); (v) to determine the allocation of specific items of income, gain, loss, deduction and credit of the Trust or applicable series; and (vi) to vary any and all of the foregoing allocation provisions to the extent necessary or appropriate in the judgment of the Trustees to comply with section 704 of the Code and applicable regulations. If a series of the Trust realizes income, gains, deductions or losses for U.S. federal income tax purposes for any fiscal year during or as of the end of which there are one or more Shareholders whose Book Capital Account as of such time exceeds or is less than such Shareholder’s “adjusted tax basis”, for U.S. federal income tax purposes, in such Shareholder’s interest in such series of the Trust as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such interest and without regard to such Shareholder’s share of the liabilities of such series of the Trust under section 752 of the Code) and any such Shareholders withdraw or otherwise redeem their Book Capital Accounts with respect to such series pursuant to this Agreement (a “Withdrawing Shareholder”), the Trustees may elect to allocate such income, gains, deductions or losses as follows: (i) to one or more Withdrawing Shareholder to reduce or eliminate such excess or negative basis of any such Withdrawing Shareholders and (ii) to the other Shareholders in such series in such manner as shall equitably reflect the amounts allocated to such Shareholders’ Book Capital Accounts pursuant to Article VI Section 5. The Shareholders are aware of the potential income tax consequences of the allocations made by this Article VI Section 7 and hereby agree to be bound by the provisions of this Article VI Section 7 in reporting their shares of Trust income, gain, loss, deduction and credit for income tax purposes.

Section 8. In connection with a redemption, a distribution of Trust property to a Shareholder of a series treated as a partnership for U.S. federal income tax purposes or an assignment or other transfer of all or part of the interest of such a Shareholder in the Trust, each Shareholder hereby agrees promptly to advise the Trust of all details relating to such redemption, distribution or transfer that may be necessary for the Trust (or any series thereof) to comply with its obligations under sections 734 and 743 of the Code; and the Shareholder will provide the Trust promptly upon request by the Trustees any information that the Trustees may deem necessary to allow the Trust (or any series thereof) to comply with its obligation to make any basis adjustment required under sections 734 and 743 of the Code along with any other reasonably requested information that is related to such obligation.

Certain Tax Matters

Section 9. The Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Trustees believe the Trust is required to withhold, pursuant to the Code or any other applicable law, with respect to any distribution, redemption or withdrawal made or deemed made to a Shareholder or on account of a Shareholder’s distributive share of the Trust’s items of gross income, income or gain.

Section 10. If the Trust incurs any obligation to pay any amount in respect of taxes (including withholding taxes imposed on any Shareholder’s or former Shareholder’s share of Trust gross or net income (or items thereof)), income taxes, and any interest, penalties or additions to tax (“Tax Liability”), or the amount of cash or other property to which the Trust otherwise would be entitled is reduced as a result of withholding by other parties in satisfaction of any such Tax Liability, all payments by the Trust in satisfaction of such Tax Liability and all reductions in the amount of cash or fair market value of property to which, but for such Tax Liability, the Trust would have been entitled shall be treated, pursuant to this Article VI Section 9, as distributed (at such time as is determined by the Trustees) to those Shareholders to which the related Tax Liability is attributable.

Section 11. The Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder that may be eligible for such reduction or exemption. Each Shareholder shall furnish the Trustees with such information and forms as such Shareholder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.

Power to Modify Foregoing Procedures

Section 12. Notwithstanding any of the foregoing provisions of this Article VI, all determinations concerning the valuation of securities and other assets of the Trust, the allocation of income, deductions, gains and losses among the Shareholders, including taxes thereon, and tax, financial reporting and accounting determinations, elections, decisions and procedures shall be made by the Trustees, whose determination shall be final and conclusive as to all of the Shareholders.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX

Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or, to the extent that the liability relates to assets of a particular series or class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of such Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees or any Trustee, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which such note, bond, contract, instrument, certificate or undertaking is made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders or any other person individually.

Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification or right or privilege to which such Trustee would otherwise be entitled.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66 -2⁄3% of the Shares of each series, voting separately by series, or by the Trustees by written notice to the Shareholders. Any series may be terminated at any time by vote of at least 66 -2⁄3% of the Shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the Shareholders of that series or class. Nothing in this Declaration of Trust or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the Shareholders of such series or class, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.

Upon termination of the Trust (or any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute them to the Shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of Shares of that series (or class, as the case may be) held by the several Shareholders on the date of termination.

Reorganizations

Section 5. The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant series.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any amendments hereto. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 8.

(a) Except as specifically provided in this Declaration of Trust, the Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V Section 1 hereof; (ii) as may be required by law to be approved by Shareholders; or (iii) submitted to them by the Trustees. Notwithstanding the preceding sentence, the Trustees may, without any Shareholder vote, amend this Declaration of Trust (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Code, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no Shares of such series or class outstanding at that time. Except as otherwise specifically provided in this Declaration of Trust, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding Shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the Shares of such affected series or class outstanding and entitled to vote, and no vote of Shareholders of a series or class not determined by the Trustees to be affected shall be required.

(b) Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees or former Trustees, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

IN WITNESS WHEREOF, each undersigned has hereunto set his or her hand and seal for himself and his assigns, as of the day and year first above written.

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Trustees and Address:

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Resident Agent:

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APPENDIX G

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of the Record Date, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name and Address	Number of Shares	Percentage of Ownership
State Street Institutional Liquid Reserves Fund (Institutional Class)	SSB - Cash Sweep Support STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	15,197,099,437.9400	44.05%
	SSB - SSGA DUBAI OFFICE KUWAIT INVESTMENT AUTHORITY GENERAL RESERVE FUND ATTN ADEL N HAMADAH MINISTRIES COMPLEX AL MURGAB BLK 3 INVESTMENT ACCTS DEPT FL 2 PO BOX 64 SAFAT KUWAIT 13001	2,911,661,629.7300	8.44%
	CME CHICAGO MERCANTILE EXCHANGE CUSTOMER SEGREGATED ACCOUNT ATTN MIKE KOBIDA 20 S WACKER DR CHICAGO IL 60606-7431	2,390,281,077.4400	6.93%
State Street Institutional Liquid Reserves Fund (Class M)	SSB - Cash Sweep Support STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	2,580,269,766.4500	100%

Fund	Name and Address	Number of Shares	Percentage of Ownership
State Street Institutional Liquid Reserves Fund (Investment Class)	SSB - WMS SATURN & CO ATTN: MUTUAL FUNDS OPERATIONS 1200 CROWN COLONY DR, CC1-3 QUINCY MA 02169-0938	524,799,647.5300	47.34%
	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	519,503,133.5400	46.87%
State Street Institutional U.S. Government Money Market Fund (Institutional Class)	SSB - Cash Sweep Support STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	5,357,941,555.7500	78.28%
	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	553,799,086.6400	8.09%
State Street Institutional U.S. Government Money Market Fund (Investment Class)	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	818,708,242.9900	96.32%
State Street Institutional Treasury Money Market Fund (Institutional Class)	SSB - Cash Sweep Support STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	7,621,768,934.8900	63.88%
	STATE STREET GLOBAL MARKETS LLC MAINSTAY MARKETFIELD FUND ATTN ALLAN KISER 292 MADISON AVE FL 14 NEW YORK NY 10017-6348	3,250,000,000.0000	27.24%
State Street Institutional Treasury Money Market Fund (Investment Class)	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	1,340,830,102.6500	99.51%

Fund	Name and Address	Number of Shares	Percentage of Ownership
State Street Institutional Treasury Plus Money Market Fund (Institutional Class)	SSB - Cash Sweep Support STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	2,234,243,240.5500	92.48%
	JP MORGAN (NB) ATTN DENISE DILORENZO 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	164,200,477.9900	6.80%
State Street Institutional Treasury Plus Money Market Fund (Investment Class)	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	47,262,832.5800	53.40%
	VAN ECK SECURITIES CORP DST AS AGENT FOR VAN ECK UNIVERSAL ACCOUNT FBO VAN ECK MONEY FUND ATTN BRUCE J SMITH 335 MADISON AVE 19TH FLOOR NEW YORK NY 10017-4611	24,843,740.4400	28.07%
	STATE STREET GLOBAL M NEUBERGER BERMAN MGMT LLC FBO NEUBERGER BERMAN FUNDS SHAREHOLDERS ATTN OWEN F MCENTEE JR 605 THIRD AVE MAIL DROP 2-7 NEW YORK NY 10158	14,861,115.8000	16.79%
State Street Institutional Tax Free Money Market Fund (Institutional Class)	SSB - Cash Sweep Support STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	69,795,279.3000	84.89%
	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	7,629,195.4200	9.28%
	SSB - WMS CYR & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR STE C 1/3 QUINCY MA 02169-0938	4,293,783.3600	5.22%

Fund	Name and Address	Number of Shares	Percentage of Ownership
State Street Institutional Tax Free Money Market Fund (Investment Class)	SSB - WMS SATURN & CO C/O STATE STREET BANK & TRUST ATTN: FCG 124 200 CLARENDON BOSTON MA 02116-5021	162,093,153.9000	81.81%
	SSB - WMS CYR & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR STE C 1/3 QUINCY MA 02169-0938	34,445,801.6100	17.39%
SSgA S&P 500 Index Fund	NATIONAL FINANCIAL SEC. CORP. NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK NY 10281	9,519,242.1130	20.27%
	AMERITRADE INC TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,069,028.4600	10.79%
	ING LIFE INSURANCE & ANNUITY CO ING NATIONAL TRUST 1 ORANGE WAY # B3N WINDSOR CT 06095-4774	4,699,962.5870	10.01%
State Street Equity 500 Index Fund (Administrative Shares)	AUL - UNIT TRUST ONE AMERICA SQUARE P.O. BOX 1995 INDIANAPOLIS, IN 46206	14,068,728.00	95.52%
State Street Equity 500 Index Fund (Service Shares)	CALVERT FBO 529 PLAN 4550 MONTGOMERY AVE SUITE 1000N BETHESDA, MD 20814	3,362,251.99	42.94%
	NATIONWIDE TRUST COMPANY P.O. BOX 182029 COLUMBUS, OH 43218	3,636,969.00	46.45%
State Street Equity 500 Index Fund (Class R Shares)	AUL - UNIT TRUST ONE AMERICA SQUARE P.O. BOX 1995 INDIANAPOLIS, IN 46206	2,120,054.07	97.90%
State Street Money Market Portfolio	State Street Institutional Liquid Reserves Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	38,190,821,819.01	99.09%

Fund	Name and Address	Number of Shares	Percentage of Ownership
State Street Tax Free Money Market Portfolio	State Street Institutional Tax Free Money Market Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	280,347,322.77	100%
State Street U.S. Government Money Market Portfolio	State Street Institutional U.S. Government Money Market Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	7,694,529,733.46	90.04%
	SSgA Cash Series US Government Fund State Street Global Advisors One Lincoln Street, Floor 32 Boston, MA 02111	850,960,399.49	9.96%
State Street Treasury Money Market Portfolio	State Street Institutional Treasury Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	13,279,049,197.54	91.38%
	SSgA Cash Series Treasury Fund State Street Global Advisors One Lincoln Street, Floor 32 Boston, MA 02111	1,252,035,394.75	8.62%
State Street Treasury Plus Money Market Portfolio	State Street Institutional Treasury Plus Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	2,504,325,005.92	100%
State Street Equity 500 Index Portfolio	SSgA S&P 500 Index Fund SSgA Funds One Lincoln Street Boston, Massachusetts 02111-2900	46,931,823.37	42.44%
	American Beacon S&P 500 Index Fund AMR Investment Services, Inc. 4333 Amon Carter Blvd., MD 5645 Fort Worth, Texas 76155	38,907,522.47	35.18%
	State Street Equity 500 Index Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	24,743,299.63	22.38%

Since the beginning of the Funds’ most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Adviser or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Adviser or any of its respective parents or subsidiaries.

As of the Record Date, the Trustees and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds.

As of the Record Date, each of the Trustees, Nominees and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds.

APPENDIX H

SHARES ISSUED AND OUTSTANDING (BY FUND)

The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date:

Fund	Share Class	Shares Outstanding
SSgA S&P 500 Index Fund	Institutional Class	46,959,610.20
State Street Institutional Liquid Reserves Fund	Investment Class	1,108,504,655.03
	Institutional Class	34,502,047,397.53
	Class M	2,580,269,766.45
State Street Institutional U.S. Government Money Market Fund	Investment Class	850,010,455.22
	Institutional Class	6,844,519,278.24
State Street Institutional Treasury Money Market Fund	Investment Class	1,347,429,310.00
	Institutional Class	11,931,619,887.54
State Street Institutional Treasury Plus Money Market Fund	Investment Class	88,513,918.70
	Institutional Class	2,415,811,087.22
State Street Institutional Tax Free Money Market Fund	Investment Class	198,126,342.77
	Institutional Class	82,220,980.00
State Street Money Market Portfolio		38,542,507,573.17
State Street Tax Free Money Market Portfolio		280,347,322.77
State Street U.S. Government Money Market Portfolio		8,545,490,132.95
State Street Treasury Money Market Portfolio		14,531,084,592.29
State Street Treasury Plus Money Market Portfolio		2,504,325,005.92
State Street Equity 500 Index Portfolio		110,582,645.47
State Street Equity 500 Index Fund	Administrative Shares	14,728,582.53
	Service Shares	7,829,480.75
	Class R Shares	2,165,438.22

H-1

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

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MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63957-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust and State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposals 4G-4J.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4.J.	Purchasing interests in oil, gas or other mineral exploration or development programs	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63958-Z61944

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Institutional Investment Trust (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

Your vote on each Proposal will apply directly to the Fund and will be an instruction to the Fund on how to vote its holdings of the State Street Money Market Portfolio, as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63959-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust and State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.H.	To approve the elimination of the Master Fund’s fundamental investment restriction with respect to diversification of investments	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 5	To make the fundamental investment objective of the Fund non-fundamental	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63960-Z61944

STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Institutional Investment Trust (the “Trust”) for use at a special meeting of shareholders of the Feeder Trust, interest holders of the Master Trust and shareholders of SSgA S&P 500 Index Fund, a series of SSgA Funds (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

Your vote on each Proposal will apply directly to the Fund and will be an instruction to the Fund on how to vote its holdings of the State Street Tax Free Money Market Portfolio, as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63961-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust and State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63962-Z61944

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Institutional Investment Trust (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

Your vote on each Proposal will apply directly to the Fund and will be an instruction to the Fund on how to vote its holdings of the State Street U.S. Government Money Market Portfolio, as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63963-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust and State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63964-Z61944

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Institutional Investment Trust (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

Your vote on each Proposal will apply directly to the Fund and will be an instruction to the Fund on how to vote its holdings of the State Street Treasury Plus Money Market Portfolio, as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63965-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust and State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63966-Z61944

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Institutional Investment Trust (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

Your vote on each Proposal will apply directly to the Fund and will be an instruction to the Fund on how to vote its holdings of the State Street Treasury Money Market Portfolio, as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63967-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET EQUITY 500 INDEX FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust and State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.H.	To approve the elimination of the Fund’s fundamental investment restriction with respect to diversification of investments	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 5	To make the fundamental investment objective of certain Funds non-fundamental	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63968-Z61944

STATE STREET EQUITY 500 INDEX FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Institutional Investment Trust (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327.

Your vote on each Proposal will apply directly to the Fund and will be an instruction to the Fund on how to vote its holdings of the State Street Equity 500 Index Portfolio, as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63969-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SSGA S&P 500 INDEX FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF STATE STREET MASTER FUNDS OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Master Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.H.	To approve the elimination of the Master Fund’s fundamental investment restriction with respect to diversification of investments	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 5	To make the fundamental investment objective of the Master Fund non-fundamental	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M63970-Z61944

SSgA S&P 500 INDEX FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of SSgA Funds (the “Trust”) for use at a special meeting of shareholders of SSgA Funds (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssgafunds.com.

Your vote on each Proposal is an instruction to the Fund on how to vote its holdings of the State Street Equity 500 Portfolio (the “Master Fund”), as described in the proxy statement.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64047-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET MONEY MARKET PORTFOLIO		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M64048-TBD

STATE STREET MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Master Funds (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64049-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET TAX FREE MONEY MARKET PORTFOLIO		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.H.	To approve the elimination of the Master Fund’s fundamental investment restriction with respect to diversification of investments	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 5	To make the fundamental investment objective of the Fund non-fundamental	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M64050-TBD

STATE STREET TAX FREE MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Master Funds (the “Trust”) for use at a special meeting of shareholders of the Feeder Trust, interest holders of the Master Trust and shareholders of SSgA S&P 500 Index Fund, a series of SSgA Funds (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64051-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M64052-TBD

STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Master Funds (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64053-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M64054-TBD

STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Master Funds (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64055-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET TREASURY MONEY MARKET PORTFOLIO		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposals 4G-4I.	To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 4.H.	Diversification of investments	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4.I.	Investing in illiquid securities	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M64056-TBD

STATE STREET TREASURY MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Master Funds (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting www.ssga.com/cash.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M64057-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET EQUITY 500 INDEX PORTFOLIO		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of the Trust:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for the Trust	☐	☐	☐	Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Fund’s fundamental investment restriction with respect to:				Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4.H.	To approve the elimination of the Fund’s fundamental investment restriction with respect to diversification of investments	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐	Proposal 5	To make the fundamental investment objective of certain Funds non-fundamental	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

M64058-TBD

STATE STREET EQUITY 500 INDEX PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 19, 2013

This proxy is solicited by the Board of Trustees of State Street Master Funds (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Special Meeting”), to be held at 9:00 a.m., local time, on December 19, 2013 at Lafayette Corporate Center, Blackwell Theater, 2nd Floor, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1750.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***